        As filed with the Securities and Exchange Commission on November 5, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-08243
                                                     ---------


                                THE POTOMAC FUNDS
                                -----------------
               (Exact name of registrant as specified in charter)



                         33 WHITEHALL STREET, 10TH FLOOR
                         -------------------------------
                               NEW YORK, NY 10004
                               ------------------
               (Address of principal executive offices) (Zip code)



                                DANIEL D. O'NEILL
                                -----------------
                         33 WHITEHALL STREET, 10TH FLOOR
                         -------------------------------
                               NEW YORK, NY 10004
                               ------------------

                                    Copy to:
                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202
                    --------------------------------------
                    (Name and address of agent for service)


                                 1-646-572-3390
                                 --------------
               Registrant's telephone number, including area code



Date of fiscal year end: AUGUST 31, 2004



Date of reporting period:  AUGUST 31, 2004
                           ---------------

ITEM 1. REPORT TO STOCKHOLDERS.

                                                                October 27, 2004

Dear Shareholders,

The fiscal year from September 1, 2003 through August 31, 2004 was, much like the previous fiscal year, a story in several dissimilar parts. The markets performed well through the end of the calendar year 2003 but lost momentum thereafter. From August 29, 2003 (the last trading day of the previous fiscal year) through December 31, 2003, the S&P 500, Dow 30, Nasdaq 100 and Russell 2000 provided returns (in price appreciation) of, respectively, 10.31%, 11.03%, 9.45% and 11.96%. Unfortunately, the indexes all finished the fiscal year at levels below where they began the calendar year. For the entire fiscal year, the S&P 500, Dow 30, Nasdaq 100 and Russell 2000 provided returns of, respectively, 9.55%, 8.05%, 2.05% and 10.15%.

Four big stories impacted the economy during the fiscal year: Iraq, the U.S. Presidential election, interest rates and oil. Unfortunately, all four may continue to negatively impact the markets for some time to come.

The relative ease and speed of the invasion of Iraq left the American public and the markets unprepared for the problems that have surfaced during the occupation, especially over the last six months. Near daily reports of attacks on and casualties among American troops weighed heavily on the American psyche and seemed to reduce the momentum the markets brought into calendar year 2004. As the difficulties of the occupation became obvious, the necessity of a prolonged U.S. military presence became clear, raising questions about the potential economic costs. With a record government deficit for 2004, the prospect of significant continued budgetary commitments to Iraq is unattractive.

The Presidential race has been exceptionally bitter and partisan, though the parties share a common strategy: convince voters of the flaws of the other guy rather than the merits of your guy. The negativity has weighed on the markets. Unfortunately, because many Americans will be voting against the other guy rather than for their own, a post-election bounce may be elusive because of a lack of optimism. (Unfortunately, it is possible that there will be litigation over the results, meaning we may not have a winner on November 2.)

The domestic economic picture has been puzzling and uneven. Corporate earnings have generally been good but corporations seem content to hold cash and, as a result, job growth has been anemic. In any event, the Federal Reserve apparently believes that the economy had turned the corner and began to guard against inflation by increasing the overnight bank lending rate three times, from 1.00% to 1.25% on June 30, to 1.50% on August 24, and to 1.75% on September 21. The rate increase in June was the first since May 2000, and many commentators began to believe that interest rates would generally begin moving upwards for the long-term. Oddly, long-term rates did not respond to the Federal Reserve, meaning the fixed-income market does not share the Fed's optimism about the economy. Even though short-term rates rose 75 basis points (a 75% gain in light of the 1% starting point), rates on the 10 Year Treasury Note remain just above 4% as I write this letter.

The big wild card in the domestic and economic picture has been the record price of oil. The price of crude oil was approximately $29.50 when the fiscal year began, $44.00 when it ended and $55.00 now. The tremendous expansion of the Chinese economy has increased the demand for oil and the political uncertainty in Iraq and the rest of the region raised concerns about oil supplies. Oil has an enormous impact on the rest of the economy -- most commentators view the rise as a tax on the global economy -- and the rise in the price of oil may stunt consumer spending, harming the recovery of the domestic economy.

We encourage you to examine the performance of each of the Potomac Funds, which is illustrated by the graphs on the following pages and discussed in the text that accompanies such graphs.

As always, we thank you for using Potomac Funds and we look forward to our mutual success.

Best regards,

/s/ Daniel O'Neill
Daniel O'Neill
The Potomac Funds

                                U.S./SHORT FUND

                                 INVESTOR CLASS

                                                                      U.S./SHORT FUND                   S&P 500 INDEX (1)
                                                                      ---------------                   -----------------
                                                                         10000.00                            10000.00
                                                                          9270.00                            10300.70
2/98                                                                      8580.00                            11313.50
                                                                          8200.00                            11760.70
8/98                                                                      9460.00                            10321.00
                                                                          7710.00                            12545.70
2/99                                                                      7301.81                            13351.10
                                                                          6989.60                            14035.90
8/99                                                                      6927.15                            14236.10
                                                                          6554.51                            14974.60
2/00                                                                      6612.92                            14732.10
                                                                          6276.54                            15316.30
8/00                                                                      5907.92                            16363.00
                                                                          6820.40                            14177.20
2/01                                                                      7227.29                            13368.50
                                                                          7087.14                            13539.70
8/01                                                                      7827.65                            12221.80
                                                                          7664.49                            12285.00
2/02                                                                      7793.56                            11932.30
                                                                          8020.68                            11505.40
8/02                                                                      8941.78                             9876.66
                                                                          8481.23                            10094.90
2/03                                                                      9246.70                             9068.90
                                                                          7944.97                            10389.00
8/03                                                                      7499.15                            10867.90
                                                                          7084.86                            11409.00
2/04                                                                      6479.21                            12344.20
                                                                          6552.82                            12082.70
8/04                                                                      6592.77                            11905.40

                       AVERAGE ANNUAL TOTAL RETURN(2,3)
                       --------------------------------
                                                SINCE
                       1 YEAR     5 YEARS     INCEPTION
                       -------    --------    ---------
U.S./SHORT FUND        (12.09%)    (0.98%)     (5.93%)
S&P 500 INDEX(1)         9.55%     (3.51%)      2.59%

The Potomac U.S./Short Fund (the "Fund") is designed to provide, on a daily basis, investment returns that correlate inversely to the daily price performance of the S&P 500 Index ("SPX"). The Fund acquires short positions in equity swap contracts, Standard & Poor's Depositary Receipts and in SPX futures contracts. The SPX stumbled slightly in the beginning of the year and hit the low for the fiscal year on September 30, 2003, though the low was only slightly below the opening value. From September through mid-February, the SPX rallied strongly, reaching a high for the fiscal year on February 11, 2004 at 1157.76. The SPX declined significantly during the first two weeks of March and traded sideways with a downward bias from mid-March through the end of August. The average price for the SPX during the fiscal year was 1095.15, just slightly below the 1104.24 level at the end of the year. For the fiscal year, the SPX's price gained 9.55% while the Fund lost (12.09%). A Model-1 beta SPX fund, meaning a fund that provided a return opposite that of the SPX each day without allowance for management, administrative or trading costs, would have lost 9.97% (excluding the negative impact of dividends). The Fund's performance trailed that of the model due to the Fund's expense ratio and the costs of trading the Fund's portfolio to re-balance in response to market movements and to react to asset flows.

(1) The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
(3) As of August 31, 2004.
(4) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                 OTC PLUS FUND

                                 INVESTOR CLASS

                                                                       OTC PLUS FUND                   NASDAQ 100 INDEX (1)
                                                                       -------------                   --------------------
                                                                          10000.00                           10000.00
                                                                           9810.00                            9653.20
2/98                                                                      11190.00                           10972.90
                                                                          11010.00                           10954.00
8/98                                                                      10410.00                           10478.70
                                                                          15140.00                           14316.20
2/99                                                                      19220.20                           17691.50
                                                                          21016.80                           19202.40
8/99                                                                      24690.20                           22025.00
                                                                          31766.00                           27261.30
2/00                                                                      48989.00                           39209.20
                                                                          34865.90                           30545.20
8/00                                                                      44328.10                           37469.20
                                                                          23736.10                           23032.80
2/01                                                                      16744.80                           17535.70
                                                                          15197.90                           16539.30
8/01                                                                      11591.80                           13505.20
                                                                          12686.70                           14666.20
2/02                                                                      10286.00                           12490.00
                                                                           8769.20                           11103.50
8/02                                                                       6368.47                            8659.59
                                                                           7764.71                           10255.90
2/03                                                                       6760.22                            9278.57
                                                                           8307.13                           11007.50
8/03                                                                       9482.39                           12324.40
                                                                          10137.80                           13087.50
2/04                                                                      10489.40                           13511.40
                                                                          10411.50                           13473.20
8/04                                                                       9474.85                           12576.90

                         AVERAGE ANNUAL TOTAL RETURN(2)
                       ----------------------------------
                                                  SINCE
                       1 YEAR      5 YEARS      INCEPTION
                       ------      -------      ---------
OTC PLUS FUND          (0.08%)     (17.43%)       (0.48%)
NASDAQ 100 INDEX(1)     2.05%      (10.60%)        3.40%

The Potomac OTC Plus Fund (the "Fund") seeks daily investment returns that correspond to 125% of the daily price change of the Nasdaq 100 Index ("NDX"). The principal securities in the Fund's portfolio include long positions in the 100 stocks that comprise the NDX and NDX futures contracts. The NDX started the fiscal year at 1341.20 and, like most of the major indexes, rallied strongly through the end of the calendar year. The NDX hit a high for the year in January and then, as it has so many times in the past, led the rest of the market -- though unfortunately it led down. The NDX declined sharply through the middle of March before rallying strongly for a few weeks. Unfortunately, the market experienced significant volatility through the rest of the calendar year but was unable to hold significant gains and finished the year near the lows. The NDX closed the fiscal year at 1,368.68, gaining 2.05% while the Fund lost (0.08%). A model 1.25 beta NDX fund, meaning a fund that magnified the return of the NDX twenty-five percent each day during the fiscal year without allowance for management, administrative or trading costs, would have gained 1.90%. The Fund's performance trailed that of the model by 1.98% due to the Fund's expense ratio and the costs of trading the Fund's portfolio to re-balance in response to market movements and to react to asset flows.

(1) The performance of the Nasdaq 100 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                              SMALL CAP PLUS FUND

                                 INVESTOR CLASS

                                                                    SMALL CAP PLUS FUND               RUSSELL 2000 INDEX (1)
                                                                    -------------------               ----------------------
                                                                          10000.00                          10000.00
2/99                                                                       9880.00                           9860.24
                                                                          11570.00                          11027.10
8/99                                                                      11100.00                          10754.40
                                                                          11900.00                          11414.20
2/00                                                                      15528.90                          14521.90
                                                                          11780.50                          11969.70
8/00                                                                      12710.00                          13520.90
                                                                          10618.60                          11209.60
2/01                                                                      11133.90                          11924.20
                                                                          11477.40                          12480.50
8/01                                                                      10628.70                          11778.20
                                                                          10467.10                          11582.60
2/02                                                                      10655.80                          11798.30
                                                                          11186.00                          12253.50
8/02                                                                       8371.67                           9827.56
                                                                           8585.80                          10214.70
2/03                                                                       7311.19                           9062.39
                                                                           9251.15                          11085.40
8/03                                                                      10643.00                          12503.60
                                                                          11859.00                          13737.60
2/04                                                                      12837.90                          14719.20
                                                                          12251.60                          14284.80
8/04                                                                      11586.20                          13773.30

                                           AVERAGE ANNUAL
                                          TOTAL RETURN(2)
                                    ----------------------------
                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION
                                    ------   -------   ---------
SMALL CAP PLUS FUND                  8.86%    0.86%      2.70%
RUSSELL 2000 INDEX(1)               10.15%    5.07%      5.97%

The Potomac Small Cap Plus Fund (the "Fund") is designed to provide daily investment returns that correspond to 125% of the daily price change of the Russell 2000 Index ("RTY"). To achieve this goal, the Fund invests primarily in RTY index swap contracts and RTY futures contracts. The RTY began the fiscal year at 497.42 and advanced strongly through the end of the calendar year and into January. The RTY then traded sideways for three months before reaching 606, the high for the year on April 5, 2004. Unfortunately, the index began to decline and, despite a strong move from mid-May through the end of June, declined to 547 by the end of the fiscal year. For the fiscal year, the average price on the RTY was 554.97, only slightly above the fiscal closing value. For the year, the RTY appreciated 10.15% while the Fund appreciated 8.86%. A model
1.25 beta RTY fund, meaning a fund that magnified the return of the RTY twenty-five percent each day during the fiscal year without allowance for management, administrative or trading costs, would have gained 12.17%. The RTY is the least liquid of the indexes targeted by the Potomac Funds. The disparity between the Fund's actual return and that of the model reflects, in addition to the Fund's expense ratio, the high trading costs associated with the RTY, which are compounded by the Fund's frequent portfolio turnover. In particular, the Fund's assets declined significantly during the year, making it difficult for the Fund to meet its' goals on a daily basis. For the fiscal year, we estimate the Fund had portfolio turnover, due primarily to shareholder activity, of 850%.

(1) The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                              SMALL CAP/SHORT FUND

                                 INVESTOR CLASS

                                                                    SMALL CAP/SHORT FUND              RUSSELL 2000 INDEX (1)
                                                                    --------------------              ----------------------
                                                                          10000.00                           10000.00
2/00                                                                       9296.00                           12142.10
                                                                          10294.00                           10008.20
8/00                                                                       8674.00                           11305.20
                                                                          10324.00                            9372.62
2/01                                                                      10116.70                            9970.15
                                                                           9531.96                           10435.30
8/01                                                                      10127.10                            9848.04
                                                                          10154.00                            9684.52
2/02                                                                      10153.30                            9864.86
                                                                           9733.01                           10245.50
8/02                                                                      11318.80                            8217.07
                                                                          10573.60                            8540.74
2/03                                                                      11737.90                            7577.29
                                                                           9387.79                            9268.80
8/03                                                                       8151.14                           10454.60
                                                                           7199.27                           11486.40
2/04                                                                       6511.67                           12307.10
                                                                           6614.30                           11943.90
8/04                                                                       6793.90                           11516.20

                           AVERAGE ANNUAL
                          TOTAL RETURN(2,3)
                        ---------------------
                                     SINCE
                        1 YEAR     INCEPTION
                        -------    ----------
SMALL CAP/SHORT FUND    (16.33%)     (7.90%)
RUSSELL 2000 INDEX(1)    10.15%       3.05%

The Potomac Small Cap/Short Fund (the "Fund") is designed to provide daily investment returns that correlate inversely to the performance of the Russell 2000 Index ("RTY"). To achieve this goal, the Fund primarily invests in short Russell 2000 equity swap contracts and RTY futures contracts. The RTY began the fiscal year at 497.42 and advanced strongly through the end of the calendar year and into January. The RTY then traded sideways for three months before reaching 606, the high for the year on April 5, 2004. Unfortunately, the index began to decline and, despite a strong move from mid-May through the end of June, declined to 547 by the end of the fiscal year. For the fiscal year, the average price on the RTY was 554.97, only slightly above the fiscal closing value. For the year, the RTY appreciated 10.15% while the Fund declined (16.33%). The RTY is the least liquid of the indexes targeted by the Potomac Funds and the performance of the Fund for the period is a product of the return of the RTY as affected by the Fund's expense ratio, the costs associated with trading the RTY and the Fund's high portfolio turnover. For the fiscal year, we estimate that the Fund had portfolio turnover, due primarily to shareholder activity, of 3,200%.

(1) The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
(3) As of August 31, 2004.
(4) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                DOW 30 PLUS FUND

                                 INVESTOR CLASS

                                                                      DOW 30 PLUS FUND           DJ INDUSTRIAL AVERAGE INDEX (1)
                                                                      ----------------           -------------------------------
                                                                         10000.00                           10000.00
2/00                                                                      8780.00                            9174.98
                                                                          8720.00                            9531.91
8/00                                                                      9320.00                           10159.50
                                                                          8400.00                            9434.22
2/01                                                                      8400.00                            9507.40
                                                                          8730.00                            9884.85
8/01                                                                      7760.00                            9013.22
                                                                          7610.00                            8924.27
2/02                                                                      7829.12                            9154.88
                                                                          7638.66                            8991.03
8/02                                                                      6405.65                            7848.04
                                                                          6566.04                            8058.74
2/03                                                                      5653.81                            7148.33
                                                                          6478.34                            8017.22
8/03                                                                      7002.73                            8529.55
                                                                          7361.52                            8861.68
2/04                                                                      8104.19                            9587.70
                                                                          7722.82                            9229.45
8/04                                                                      7700.24                            9216.29

                                 AVERAGE ANNUAL
                                 TOTAL RETURN(2)
                               -------------------
                                           SINCE
                               1 YEAR    INCEPTION
                               ------    ---------
DOW 30 PLUS FUND               10.27%     (5.35%)
DJ INDUSTRIAL AVERAGE
INDEX(1)                       8.05%      (1.70%)

The Potomac Dow 30 Plus Fund (the "Fund") seeks daily investment returns that correspond to 125% of the daily price change of the Dow Jones Industrial Average Index ("Dow"). The principal securities in the Fund's portfolio include long positions in the 30 stocks that comprise the Dow index and Dow futures contracts. The Dow started the fiscal year at 9,415.82 and decline from there, hitting 9,275, a low for the year, on September 30, 2003. From there, the Dow rallied strongly through mid-February, hitting a high for the year on February 11, 2004 at 10,737, before declining significantly during the first two weeks of March and trading within a range from the mid-March through the end of August. The average price for the Dow during the fiscal year was 10,124, just slightly above the 10,173 level at which it ended the year. For the fiscal year, the Dow gained 8.05% while the Fund gained 10.27%. A model 1.25 beta Dow fund, meaning a fund that magnified the return of the Dow twenty-five percent each day during the fiscal year without allowance for management, administrative or trading costs, would have gained 9.95%, meaning the Fund outperformed its model by 0.01%.

(1) The performance of the DJ Industrial Average Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                  WARWICK FUND

                                                                        WARWICK FUND                    S&P 500 INDEX (1)
                                                                        ------------                    -----------------
                                                                          10000.00                           10000.00
                                                                           9880.00                           10392.40
2/03                                                                       9615.00                            9336.15
                                                                           9620.00                           10695.20
8/03                                                                       9305.00                           11188.20
                                                                           9210.00                           11301.50
                                                                           8995.00                           11745.30
2/04                                                                       8895.00                           12708.00
                                                                           8600.00                           12438.70
8/04                                                                       8285.00                           12256.30

                                AVERAGE ANNUAL
                               TOTAL RETURN(2)
                             --------------------
                                          SINCE
                             1 YEAR     INCEPTION
                             -------    ---------
WARWICK FUND                 (11.11%)    (9.76%)
S&P 500 INDEX(1)               9.55%     11.74%

During the fiscal year that concluded August 31, 2004, the sub-adviser to the Warwick Fund primarily used baskets of semi-conductor stocks as the Fund's primary trading vehicles. The sub-adviser believes that semi-conductors lead the Nasdaq which, in turn, leads the Dow and the S&P 500. During the fiscal year, the semi-conductor stocks diverged from the broader indexes, as the Philadelphia Semi-Conductor Index lost 18.74% while the S&P 500 gained 9.55%. The Warwick Fund lost 11.11%, as it failed to avoid all of the wreckage in the semi-conductor sector. The sub-adviser believes that technology remains oversold and expects to see significant improvement in the sector in the months ahead.

(1) The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                  HORIZON FUND

                                                                        HORIZON FUND                    S&P 500 INDEX (1)
                                                                        ------------                    -----------------
                                                                          10000.00                           10000.00
                                                                          10735.00                           10392.70
2/04                                                                      10670.00                           11244.50
                                                                          10070.00                           11006.30
8/04                                                                       9235.00                           10844.80

                                 AVERAGE ANNUAL
                                 TOTAL RETURN(2)
                               -------------------
                                           SINCE
                               1 YEAR    INCEPTION
                               ------    ---------
HORIZON FUND                     NA       (5.06%)
S&P 500 INDEX(1)                 NA        8.45%

From its inception on the market close of October 1, 2003 to the market close of August 31, 2004, the Potomac Horizon Fund lost 5.06% and trailed the S&P 500, which gained 8.45% over the same time period. The Fund's subadviser employs a trend-following investment strategy which performs best in directional markets. The U.S. markets did not have much clear direction during the period, with the S&P 500 trading in a fairly narrow range of 138.64 points or 13.62% (1,018.22 to 1,156.86) for the eleven months ended August 31, 2004. Such a narrow range is rare and proved frustrating for the Fund's subadviser.

(1) The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                          EVOLUTION MANAGED BOND FUND

                                                                EVOLUTION MANAGED BOND FUND             S&P 500 INDEX (1)
                                                                ---------------------------             -----------------
                                                                          10000.00                          10000.00
                                                                           9120.00                           9898.51
8/04                                                                       9365.00                           9753.31

                                   AVERAGE ANNUAL
                                  TOTAL RETURN(2,3)
                                  -----------------
                                        SINCE
                                      INCEPTION
                                  -----------------
EVOLUTION MANAGED BOND FUND            (6.35%)
S&P 500 INDEX(1)                       (2.47%)

The Managed Bond Fund began trading April 1, 2004 and is designed to be a "value-added" rotational fund which seeks to overweight those bond classes which are poised to outperform the market. With just 5 months of performance, it is still too early to properly gauge performance since the fund's methodology depends on riding out trends within the market. The Fund has experienced two strong months back-to-back (August and September), as it has successfully rotated into the stronger bond sectors, and avoided the weaker ones.

(1) The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
(3) As of August 31, 2004
(4) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                         EVOLUTION MANAGED EQUITY FUND

                                                                   EVOLUTION EQUITY FUND                S&P 500 INDEX (1)
                                                                   ---------------------                -----------------
                                                                          10000.00                          10000.00
                                                                           9280.00                           9898.51
8/04                                                                       8780.00                           9753.31

                                   AVERAGE ANNUAL
                                  TOTAL RETURN(2,3)
                                  -----------------
                                        SINCE
                                      INCEPTION
                                  -----------------
EVOLUTION EQUITY FUND                  (12.25%)
S&P 500 INDEX                           (2.47%)

The Managed Equity Fund began trading April 1, 2004 and is designed to be a "value-added" rotational fund which seeks to overweight those sectors and/or asset classes which are poised to outperform the market. With just 5 months of performance, it is still too early to properly gauge performance since the fund's methodology depends on riding out trends within the market. Since there did not exist meaningful trends in the last 5 months, the fund lagged the benchmarks and experienced many "whipsaw" trades resulting in a series of small losses.

(1) The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.
(3) As of August 31, 2004
(4) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                CONTRABOND FUND

                                                                      CONTRABOND FUND              10 YEAR GOVERNMENT NOTE (1)
                                                                      ---------------              ---------------------------
                                                                          10000.00                           10000.00
                                                                           9895.00                           10115.10
8/04                                                                       8980.00                           10516.00

                                   AVERAGE ANNUAL
                                  TOTAL RETURN(2,3)
                                  -----------------
                                        SINCE
                                      INCEPTION
                                  -----------------
CONTRABOND FUND                        (10.20%)
10 YEAR GOVERNMENT NOTE(1)               5.16%

The ContraBond Fund began trading in May of 2004 with yields on the 10 Year Government Note near 4.75%. However, despite the fact that the Federal Reserve raised short-term interest rates in June and August, from 1.00% to 1.50%, the yield on the 10 Year Government Note actually fell as the price of the Note appreciated. By August 31, 2004, the yield on the 10 Year Government Note was 4.10% and the price on the 10 Year Government Note issues in May had rallied to 105 1/32, a gain of 5.16%. From inception through the end of the fiscal year, the Fund lost (10.20%), consistent with a goal of 200% of the inverse return of the 10 Year Government Note.

(1) The performance of the 10 year Government Note does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.
(2) During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
(3) As of August 31, 2004.
(4) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                              DYNAMIC HY BOND FUND

                                 INVESTOR CLASS

                                                                    DYNAMIC HY BOND FUND         LIPPER HIGH YIELD BOND INDEX (1)
                                                                    --------------------         --------------------------------
                                                                          10000.00                           9972.36
8/04                                                                      10170.00                          10149.80

                             HIGH YIELD BOND
                             AVERAGE ANNUAL
                             TOTAL RETURN(2)
                             ---------------
                                  SINCE
                                INCEPTION
                             ---------------
DYNAMIC HY BOND FUND              1.75%
LIPPER HIGH YIELD BOND
INDEX(1)                          1.78%

The Potomac Dynamic High Yield Bond Fund was introduced and began trading on July 2, 2004 and gained 1.75% from inception through August 31, 2004. The high yield bond market performed well as a combination of technical factors and improved fundamentals worked to move prices higher. The 12-month rolling default rate as of September is 1.21%, down significantly from 7.02% in September 2003 and companies remain flush with cash and have not yet increased capital expansion or acquisition plans. Assets flowed into high yield bonds from other asset classes, pushing prices higher and benefiting the Fund.

(1) The performance of the Lipper High Yield Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) As of August 31, 2004.
(3) Commencement of operations.

Past performance is not predictive of future performance. Graph and table do not reflect deduction of taxes on distributions or redemptions of fund shares.

                                EXPENSE EXAMPLE
                                AUGUST 31, 2004

As a shareholder of the U.S./Short Fund, OTC Plus Fund, Small Cap Plus Fund, Small Cap/Short Fund, Dow 30 Plus Fund, Warwick Fund, Horizon Fund, Evolution Managed Bond Fund, Evolution Managed Equity Fund, Contrabond Fund, Dynamic HY Bond Fund or the U.S. Government Money Market Fund (the "Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held of the entire period (March 1, 2004 - August 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds do not charge a sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $15 wire transfer fee discussed above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         U.S./SHORT FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $          1,017.50    $              9.89
Hypothetical (5% return before expenses)              1,000.00                 1,015.33                   9.88

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                          OTC PLUS FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            903.30    $              8.37
Hypothetical (5% return before expenses)              1,000.00                 1,016.34                   8.87

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                       SMALL CAP PLUS FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            902.50    $              8.37
Hypothetical (5% return before expenses)              1,000.00                 1,016.34                   8.87

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                      SMALL CAP/SHORT FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $          1,043.30    $             10.02
Hypothetical (5% return before expenses)              1,000.00                 1,015.33                   9.88

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                        DOW 30 PLUS FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            950.20    $              8.58
Hypothetical (5% return before expenses)              1,000.00                 1,016.34                   8.87

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                          WARWICK FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            931.40    $              9.08
Hypothetical (5% return before expenses)              1,000.00                 1,015.42                   9.47

* Expenses are equal to the Fund's annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                          HORIZON FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            865.50    $              7.97
Hypothetical (5% return before expenses)              1,000.00                 1,016.75                   8.62

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                   EVOLUTION MANAGED BOND FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING          DURING PERIOD
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            936.50    $              8.10*
Hypothetical (5% return before expenses)              1,000.00                 1,015.08                  10.13**

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period April 1, 2004 - August 31, 2004, the Fund's commencement date to the end of the period to reflect the Fund's actual expenses.

** Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                  EVOLUTION MANAGED EQUITY FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING          DURING PERIOD
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            877.50    $              7.85*
Hypothetical (5% return before expenses)              1,000.00                 1,015.08                  10.13**

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period April 1, 2004 - August 31, 2004, the Fund's commencement date to the end of the period to reflect the Fund's actual expenses.

** Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                         CONTRABOND FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING          DURING PERIOD
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $            898.50    $              4.86*
Hypothetical (5% return before expenses)              1,000.00                 1,016.34                   8.87**

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period May 17, 2004 - August 31, 2004, the Fund's commencement date to the end of the period to reflect the Fund's actual expenses.

** Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                      DYNAMIC HY BOND FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING          DURING PERIOD
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $          1,017.60    $              2.56*
Hypothetical (5% return before expenses)              1,000.00                 1,017.50                   7.61**

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period July 1, 2004 - August 31, 2004, the Fund's commencement date to the end of the period to reflect the Fund's actual expenses.

** Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                U.S. GOVERNMENT MONEY MARKET FUND
                                                   -----------------------------------------------------------
                                                                                                 EXPENSES PAID
                                                       BEGINNING                 ENDING         DURING PERIOD*
                                                   ACCOUNT VALUE          ACCOUNT VALUE        MARCH 1, 2004 -
                                                   MARCH 1, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                                   -------------    -------------------    -------------------
Actual                                               $1,000.00      $          1,000.70    $              4.98
Hypothetical (5% return before expenses)              1,000.00                 1,020.16                   5.03

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                U.S./SHORT FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations  $ 6,993,292
Short Securities                      5,286,456
Cash                                    209,793
Futures (Absolute Value)                 64,638
                                    -----------
          Total                     $12,554,179
                                    ===========

*  Calculated as a percentage of portfolio holdings.

                                U.S./SHORT FUND
                            SCHEDULE OF INVESTMENTS

                                AUGUST 31, 2004

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 77.0%*



$7,000,000    Federal Home Loan Bank
                Discount Note 1.57%
                09/24/2004                 $6,993,292
                                           ----------

              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $6,993,292)           6,993,292
                                           ----------

              TOTAL INVESTMENTS - 77.0%*
                (Cost $6,993,292)          $6,993,292
                                           ==========

*  Calculated as a percentage of net assets.

                     See notes to the financial statements.

                                U.S./SHORT FUND
                       SCHEDULE OF SECURITIES SOLD SHORT
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
47,600   SPDR Trust Series 1               $5,286,456
                                           ----------

         TOTAL SECURITIES SOLD SHORT
           (Proceeds $3,903,862)           $5,286,456
                                           ==========

                                U.S./SHORT FUND
                      SCHEDULE OF SHORT FUTURES CONTRACTS

                                AUGUST 31, 2004

-----------------------------------------------------------
                                             UNREALIZED
CONTRACTS                                  DEPRECIATION
-----------------------------------------------------------
   SHORT FUTURES CONTRACTS
   14       S&P 500 Index Futures
              Contracts
              Expiring September 2004
              (Underlying Face Amount at
              Market Value $3,864,350)       $(64,638)
                                             ========

                     See notes to the financial statements.

                                 OTC PLUS FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks                       $10,771,730
U.S. Government Agency Obligations      499,521
Cash                                    126,312
Futures (Absolute Value)                124,339
                                    -----------
          Total                     $11,521,902
                                    ===========

* Calculated as a percentage of portfolio holdings.

                                 OTC PLUS FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
 COMMON STOCKS - 90.5%*
Automobile - 1.2%*
       779    Gentex Corporation          $    26,751
     1,904    PACCAR Inc.                     114,602
                                          -----------
                                              141,353
                                          -----------
Biomedical Products - 3.0%*
     5,740    Amgen Inc.**                    340,325
       477    Invitrogen Corporation**         23,612
                                          -----------
                                              363,937
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Broadcasting - 10.1%*
     9,210    Comcast Corporation -
                Class A**                     259,446
     2,158    EchoStar Communications
                Corporation - Class
                A**                            66,143
     7,040    IAC/InterActiveCorp**           160,582
    18,925    QUALCOMM Inc.                   720,096
                                          -----------
                                            1,206,267
                                          -----------

Business Services - 1.8%*
       818    Lamar Advertising
                Company - Class A**            35,738
     6,274    Yahoo! Inc.**                   178,872
                                          -----------
                                              214,610
                                          -----------

                     See notes to the financial statements.

                                 OTC PLUS FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 90.5%* (CONTINUED)
Chemicals - 0.3%*
       643    Sigma-Aldrich
                Corporation                    36,837
                                          -----------
Computer Devices - 4.5%*
       841    CDW Corporation                  49,199
     2,455    Marvell Technology Group
                Ltd.**                         56,760
     4,373    Maxim Integrated
                Products, Inc.                189,919
     1,459    Novellus Systems, Inc.**         35,643
     1,737    NVIDIA Corporation**             21,643
     1,435    SanDisk Corporation**            33,507
     1,386    Synopsys, Inc.**                 22,121
     4,459    Xilinx, Inc.                    122,310
                                          -----------
                                              531,102
                                          -----------

Computer Services - 1.7%*
     2,362    Fiserv, Inc.**                   82,150
     3,373    Juniper Networks, Inc.**         77,208
     2,264    VeriSign, Inc.**                 39,303
                                          -----------
                                              198,661
                                          -----------

Computer Systems - 4.6%*
     2,334    ATI Technologies
                Inc.**(1)                      33,750
    23,393    Cisco Systems, Inc.**           438,853
     3,519    Network Appliance,
                Inc.**                         70,626
                                          -----------
                                              543,229
                                          -----------

Computers - Hardware - 4.6%*
     5,133    Apple Computer, Inc.**          177,037
     8,993    Dell Inc.**                     313,316
    14,011    Sun Microsystems, Inc.**         53,802
                                          -----------
                                              544,155
                                          -----------

Consulting Services - 0.6%*
     5,842    Flextronics
                International Ltd.**           72,499
                                          -----------

Dental - 0.3%*
       749    DENTSPLY International
                Inc.                           38,162
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Electronic Components - 0.8%*
     1,949    American Power
                Conversion Corporation         32,743
       956    Molex Incorporated               27,600
     5,385    Sanmina-SCI
                Corporation**                  37,264
                                          -----------
                                               97,607
                                          -----------

Education - 1.4%*
     1,729    Apollo Group, Inc. -
                Class A**                     134,862
       997    Career Education
                Corporation**                  30,747
                                          -----------
                                              165,609
                                          -----------

Energy - 0.2%*
     1,667    Patterson-UTI Energy,
                Inc.                           28,872
                                          -----------

Financial Services - 0.9%*
     3,470    Paychex, Inc.                   102,955
                                          -----------

Healthcare - 1.0%*
       921    First Health Group
                Corp.**                        14,045
       397    Henry Schein, Inc.**             24,725
       929    Lincare Holdings Inc.**          29,858
       635    Patterson Companies
                Inc.**                         46,501
                                          -----------
                                              115,129
                                          -----------

Manufacturing - 0.4%*
     2,399    Smurfit-Stone Container
                Corporation**                  42,558
                                          -----------

Measuring Instruments - 0.3%*
       972    Garmin Ltd.(1)                   37,821
                                          -----------

Medical Instruments - 2.0%*
     3,318    Biomet, Inc.                    151,467
     2,307    KLA-Tencor Corporation**         86,190
                                          -----------
                                              237,657
                                          -----------

                     See notes to the financial statements.

                                 OTC PLUS FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 90.5%* (CONTINUED)
Pharmaceuticals - 7.2%*
     3,577    Biogen Idec Inc.**              212,223
       498    Cephalon, Inc.**                 23,411
     2,559    Chiron Corporation**            108,450
     2,750    Genzyme Corporation**           148,500
     2,044    Gilead Sciences, Inc.**         141,302
     2,578    MedImmune, Inc.**                61,537
     3,236    Millennium
                Pharmaceuticals,
                Inc.**                         38,476
     4,343    Teva Pharmaceutical
                Industries Ltd. - ADR         118,347
                                          -----------
                                              852,246
                                          -----------

Pharmacy Services - 0.4%*
       673    Express Scripts, Inc.**          42,534
                                          -----------

Restaurants - 1.9%*
     5,339    Starbucks Corporation**         230,858
                                          -----------
Retail - Apparel - 0.9%*
     1,989    Cintas Corporation               81,569
     1,429    Ross Stores, Inc.                30,223
                                          -----------
                                              111,792
                                          -----------

Retail - Discount - 1.6%*
     2,341    Costco Wholesale
                Corporation                    96,379
     1,059    Dollar Tree Stores,
                Inc.**                         24,897
       908    Kmart Holding
                Corporation**                  69,571
                                          -----------
                                              190,847
                                          -----------

Retail - Food - 0.4%*
       587    Whole Foods Market, Inc.         45,628
                                          -----------

Retail - Home Furnishings - 1.2%*
     3,913    Bed Bath & Beyond Inc.**        146,424
                                          -----------
Retail - Internet - 4.3%*
     2,604    Amazon.com, Inc.**               99,316
     4,748    eBay Inc.**                     410,892
                                          -----------
                                              510,208
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Retail - Miscellaneous - 1.5%*
       702    Fastenal Company                 44,072
     1,385    PETsMART, Inc.                   38,863
     3,236    Staples, Inc.                    92,808
                                          -----------
                                              175,743
                                          -----------

Semiconductors - 9.0%*
     5,099    Altera Corporation**             96,473
     8,443    Applied Materials,
                Inc.**                        134,159
     2,235    Broadcom Corporation -
                Class A**                      60,658
    21,933    Intel Corporation               466,953
     1,471    Intersil
                Corporation - Class A          25,640
    15,835    JDS Uniphase
                Corporation**                  49,247
     1,340    Lam Research
                Corporation**                  28,877
     4,005    Linear Technology
                Corporation                   143,259
     1,665    Microchip Technology
                Incorporated                   43,939
       920    QLogic Corporation**             24,021
                                          -----------
                                            1,073,226
                                          -----------
Software - 17.4%*
     2,266    Adobe Systems
                Incorporated                  103,941
     3,656    BEA Systems, Inc.**              24,130
     2,463    Check Point Software
                Technologies Ltd.**            43,201
     1,958    Citrix Systems, Inc.**           31,152
     2,307    Compuware Corporation**          10,451
     2,955    Electronic Arts Inc.**          147,100
     2,402    Intuit Inc.**                   101,581
       951    Mercury Interactive
                Corporation**                  32,819
    35,977    Microsoft Corporation           982,172
    20,977    Oracle Corporation**            209,141
     4,993    PeopleSoft, Inc.**               86,878
       548    Pixar**                          42,591
     5,701    Siebel Systems, Inc.**           43,385
     3,152    Symantec Corporation**          151,170
     4,232    VERITAS Software
                Corporation**                  70,759
                                          -----------
                                            2,080,471
                                          -----------

                     See notes to the financial statements.

                                 OTC PLUS FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 90.5%* (CONTINUED)
Telecommunications - 4.1%*
     1,967    Comverse Technology,
                Inc.**                         34,442
     6,496    Level 3 Communications,
                Inc.**                         17,020
    13,396    Nextel Communications,
                Inc. - Class A**              310,653
     1,790    Research In Motion
                Limited**                     107,794
     2,297    Tellabs, Inc.**                  20,834
                                          -----------
                                              490,743
                                          -----------

Transportation Services - 0.9%*
       818    C.H. Robinson Worldwide,
                Inc.                           34,904
     1,001    Expeditors International
                of Washington, Inc.            48,829
       588    Ryanair Holdings plc -
                ADR**                          18,257
                                          -----------
                                              101,990
                                          -----------
              TOTAL COMMON STOCKS
                (Cost $4,885,859)         $10,771,730
                                          -----------
---------------------------------------------------------
FACE AMOUNT                                    VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.2%*
  $500,000    Federal Home Loan Bank
                Discount Note 1.57%,
                9/24/2004                 $   499,521
                                          -----------
              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $499,521)               499,521
                                          -----------
              TOTAL INVESTMENTS - 94.7%*
                (Cost $5,385,380)         $11,271,251
                                          ===========

*   Calculated as a percentage of net assets.
**  Non-income producing security.
ADR - American Depository Receipt.
(1) Foreign security that trades on U.S. exchange.

                     See notes to the financial statements.

                                 OTC PLUS FUND
                    SCHEDULE OF FUTURES CONTRACTS PURCHASED
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
CONTRACTS                                   DEPRECIATION
------------------------------------------------------------
   FUTURES CONTRACTS PURCHASED

31...        NASDAQ 100 Index Futures
               Contracts Expiring
               September 2004
               (Underlying Face Amount
               at Market Value
               $4,247,000)                   $(124,339)
                                             =========

                     See notes to the financial statements.

                              SMALL CAP PLUS FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations   $4,995,208
Cash                                    430,884
Swaps (Absolute Value)                  240,274
Futures (Absolute Value)                 50,394
                                     ----------
          Total                      $5,716,760
                                     ==========

* Calculated as a percentage of portfolio holdings.

                              SMALL CAP PLUS FUND
                            SCHEDULE OF INVESTMENTS

                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCK - 0.0%
$    5,700     Mascotech, Inc.**           $        0
                                           ----------
               TOTAL COMMON STOCKS
                 (Cost $0)                          0
                                           ==========

** Non-income producing security.

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 60.5%*
$5,000,000     Federal Home Loan Bank
                 Discount Note 1.57%
                 09/24/2004                $4,995,208
                                           ----------

               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $4,995,208)          4,995,208
                                           ----------

               TOTAL INVESTMENTS - 60.5%*
                 (Cost $4,995,208)         $4,995,208
                                           ==========

* Calculated as a percentage of net assets.
                     See notes to the financial statements.

                              SMALL CAP PLUS FUND
                    SCHEDULE OF FUTURES CONTRACTS PURCHASED
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
CONTRACTS                                   APPRECIATION
------------------------------------------------------------
   FUTURES CONTRACTS PURCHASED

   18        Russell 2000 Index Futures
               Contracts Expiring
               September 2004
               (Underlying Face Amount
               at Market Value
               $4,932,900)                    $50,394
                                              =======

                              SMALL CAP PLUS FUND
                      SCHEDULE OF SWAP CONTRACTS PURCHASED
                                AUGUST 31, 2004

-----------------------------------------------------------
                                             UNREALIZED
CONTRACTS                                  DEPRECIATION
-----------------------------------------------------------
 EQUITY SWAP CONTRACTS PURCHASED

  10,262     Russell 2000 Index SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $5,622,796)            $(240,274)
                                            =========

                     See notes to the financial statements.

                              SMALL CAP/SHORT FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations       $7,992,333
Futures (Absolute Value)                    321,020
Cash                                         34,725
Swaps (Absolute Value)                          806
                                         ----------
         Total                           $8,348,884
                                         ==========

* Calculated as a percentage of portfolio holdings.

                              SMALL CAP/SHORT FUND
                            SCHEDULE OF INVESTMENTS

                                AUGUST 31, 2004

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 103.4%*
$8,000,000     Federal Home Loan Bank
                 Discount Note 1.57%
                 09/24/2004                $7,992,333
                                           ----------

               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $7,992,333)          7,992,333
                                           ----------

               TOTAL INVESTMENTS - 103.4%*
                 (Cost $7,992,333)         $7,992,333
                                           ==========

* Calculated as a percentage of net assets.
                     See notes to the financial statements.

                              SMALL CAP/SHORT FUND
                      SCHEDULE OF SHORT FUTURES CONTRACTS
                                AUGUST 31, 2004

-----------------------------------------------------------
                                             UNREALIZED
CONTRACTS                                  DEPRECIATION
-----------------------------------------------------------
   SHORT FUTURES CONTRACTS

   21        Russell 2000 Index Futures
               Contracts Expiring
               September 2004
               (Underlying Face Amount
               at Market Value
               $5,755,050)                  $(321,020)
                                            =========

                              SMALL CAP/SHORT FUND
                        SCHEDULE OF SHORT SWAP CONTRACTS
                                AUGUST 31, 2004

-----------------------------------------------------------
                                             UNREALIZED
CONTRACTS                                  DEPRECIATION
-----------------------------------------------------------
 SHORT EQUITY SWAP CONTRACTS

  3,839      Russell 2000 Index SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $2,103,606)              $(806)
                                              =====

                     See notes to the financial statements.

                                DOW 30 PLUS FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks                       $ 7,312,463
U.S. Government Agency Obligations    3,246,885
Cash                                    257,020
Futures (Absolute Value)                 37,040
                                    -----------
          Total                     $10,853,408
                                    ===========

* Calculated as a percentage of portfolio holdings.

                                DOW 30 PLUS FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
 COMMON STOCKS - 63.8%*
Aerospace/Defense - 8.4%*
     5,300    Honeywell International
                Inc.                      $   190,694
     5,300    The Boeing Company              276,766
     5,300    United Technologies
                Corporation                   497,723
                                          -----------
                                              965,183
                                          -----------
Aluminum - 1.5%*
     5,300    Alcoa Inc.                      171,614
                                          -----------
Amusement Parks - 1.1%*
     5,300    The Walt Disney Company         118,985
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------

Automobile - 1.9%*
     5,300    General Motors
                Corporation                   218,943
                                          -----------

Chemicals - 2.0%*
     5,300    E. I. du Pont de Nemours
                and Company                   223,978
                                          -----------

Commercial Banks - 4.0%*
     5,300    Citigroup Inc.                  246,874
     5,300    JPMorgan Chase & Co.            209,774
                                          -----------
                                              456,648
                                          -----------

                     See notes to the financial statements.

                                DOW 30 PLUS FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 63.8%* (CONTINUED)
Computers - 5.7%*
     5,300    Hewlett-Packard Company          94,817
     5,300    Intel Corporation               112,837
     5,300    International Business
                Machines Corporation          448,857
                                          -----------
                                              656,511
                                          -----------
Construction - 3.4%*
     5,300    Caterpillar Inc.                385,310
                                          -----------
Financial Services - 2.3%*
     5,300    American Express Company        265,106
                                          -----------

Food & Beverages - 4.3%*
     5,300    The Coca-Cola Company           236,963
     5,300    Altria Group, Inc.              259,435
                                          -----------
                                              496,398
                                          -----------
Insurance Services - 3.3%*
     5,300    American International
                Group, Inc.                   377,572
                                          -----------
Manufacturing - Consumer Products - 2.6%*
     5,300    The Procter & Gamble
                Company                       296,641
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------

Manufacturing - Diversified Operations - 5.3%*
     5,300    3M Co.                          436,508
     5,300    General Electric Company        173,787
                                          -----------
                                              610,295
                                          -----------
Petroleum - 2.1%*
     5,300    Exxon Mobil Corporation         244,330
                                          -----------

Pharmaceuticals - 6.3%*
     5,300    Johnson & Johnson               307,930
     5,300    Merck & Co. Inc.                238,341
     5,300    Pfizer Inc.                     173,151
                                          -----------
                                              719,422
                                          -----------
Restaurants - 1.2%*
     5,300    McDonald's Corporation          143,206
                                          -----------

Retail - 4.1%*
     5,300    The Home Depot, Inc.            193,768
     5,300    Wal-Mart Stores, Inc.           279,151
                                          -----------
                                              472,919
                                          -----------
Software - 1.3%*
     5,300    Microsoft Corporation           144,690
                                          -----------

                     See notes to the financial statements.

                                DOW 30 PLUS FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 63.8%* (CONTINUED)
Telecommunications - 3.0%*
     5,300    SBC Communications Inc.         136,687
     5,300    Verizon Communications
                Inc.                          208,025
                                          -----------
                                              344,712
                                          -----------
              TOTAL COMMON STOCKS
                (Cost $4,887,645)         $ 7,312,463
                                          -----------
                                          -----------
---------------------------------------------------------
FACE AMOUNT                                    VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.3%*
$3,250,000    Federal Home Loan Bank
                Discount Note 1.57%
                09/24/2004                $ 3,246,885
                                          -----------
              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $3,246,885)           3,246,885
                                          -----------

              TOTAL INVESTMENTS - 92.1%*
                (Cost $8,134,530)         $10,559,348
                                          ===========

* Calculated as a percentage of net assets.

                                DOW 30 PLUS FUND
                    SCHEDULE OF FUTURES CONTRACTS PURCHASED
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
CONTRACTS                                   APPRECIATION
------------------------------------------------------------
  FUTURES CONTRACTS PURCHASED
    69       Dow Jones Industrial
               Average Index Futures
               Contracts Expiring
               September 2004
               (Underlying Face Amount
               at Market Value
               $7,019,370)                  $    37,040
                                            ===========

                     See notes to the financial statements.

                                  WARWICK FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations  $ 9,990,417
Cash                                    464,538
                                    -----------
          Total                     $10,454,955
                                    ===========

* Calculated as a percentage of portfolio holdings.

                                  WARWICK FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 89.2%*
$10,000,000   Federal Home Loan Bank
                Discount Note 1.57%
                09/24/2004                 $9,990,417
                                           ----------

              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $9,990,417)           9,990,417
                                           ----------
              TOTAL INVESTMENTS - 89.2%*
                (Cost $9,990,417)          $9,990,417
                                           ==========

* Calculated as a percentage of net assets.

                     See notes to the financial statements.

                                  HORIZON FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]
COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks                       $26,310,988
U.S. Government Agency Obligations    4,645,544
Futures (Absolute Value)                478,212
Cash                                    211,225
Swaps (Absolute Value)                      985
                                    -----------
          Total                     $31,646,954
                                    ===========

* Calculated as a percentage of portfolio holdings.

                                  HORIZON FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
 COMMON STOCKS - 64.3%*
Broadcasting - 1.5%*
     8,668    Comcast Corporation -
                Special Class A**         $   240,537
     2,149    EchoStar Communications
                Corporation - Class
                A**                            65,867
     9,973    IAC/InterActiveCorp**           227,484
     2,143    QUALCOMM Inc.                    81,541
                                          -----------
                                              615,429
                                          -----------

Chemicals - 1.6%*
    10,741    Cabot Microelectronics
                Corporation**                 358,643
     4,717    IMC Global Inc.                  75,189

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Chemicals - 1.6%* (Continued)
     3,878    PPG Industries, Inc.            231,788
                                          -----------
                                              665,620
                                          -----------

Commercial Banks - 6.0%*
     4,480    Bank of Hawaii
                Corporation                   212,710
     1,783    Barclays PLC - ADR               66,649
     1,278    Comerica Incorporated            76,872
     3,994    Commerce Bancorp, Inc.          209,565
     6,556    Commercial Capital
                Bancorp, Inc.                 142,068
     6,936    Doral Financial Corp.(1)        282,087
     4,512    East West Bancorp, Inc.         163,469
     4,488    Fifth Third Bancorp             223,547
     3,169    Flagstar Bancorp, Inc.           68,419

                     See notes to the financial statements.

                                  HORIZON FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 64.3%* (CONTINUED)
Commercial Banks - 6.0%* (Continued)
     3,006    Hibernia Corporation -
                Class A                        80,711
     3,115    Huntington Bancshares
                Incorporated                   76,847
     1,968    IndyMac Bancorp, Inc.            67,896
       790    M&T Bank Corporation             75,034
     7,941    Mellon Financial
                Corporation                   229,177
    14,581    New York Community
                Bancorp, Inc.                 311,304
     3,591    Popular, Inc.(1)                 86,902
     1,248    TCF Financial
                Corporation                    79,385
                                          -----------
                                            2,452,642
                                          -----------

Computer Services - 1.3%*
     4,697    Affiliated Computer
                Services, Inc. - Class
                A**                           255,188
     7,454    InfoSpace, Inc.**               283,252
                                          -----------
                                              538,440
                                          -----------

Computer Systems - 2.5%*
     2,001    Anteon International
                Corporation**                  65,733
    14,650    ATI Technologies
                Inc.**(1)                     211,839
     5,805    Computer Sciences
                Corporation**                 269,062
     1,420    Intergraph Corporation**         36,835
     6,886    PalmOne, Inc.**                 224,828
     3,007    Stratasys, Inc.**                74,965
     2,869    The Reynolds and
                Reynolds
                Company - Class A              70,319
     1,752    Websense, Inc.**                 67,189
                                          -----------
                                            1,020,770
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Construction - 1.4%*
     3,133    Caterpillar Inc.                227,769
     2,238    D.R. Horton, Inc.                69,244
     2,007    Hovnanian Enterprises,
                Inc. - Class A**               69,081
     1,133    Pulte Homes, Inc.                66,790
     2,100    Terex Corporation**              75,873
       765    The Ryland Group, Inc.           67,435
                                          -----------
                                              576,192
                                          -----------

Distributors - 0.5%*
     6,257    Sysco Corporation               201,100
                                          -----------

Energy - 2.5%*
     3,778    Dominion Resources, Inc.        245,154
     6,231    KeySpan Corporation             237,401
     4,286    Noble Energy, Inc.              220,643
    15,448    Reliant Energy Inc.**           153,862
    10,509    Xcel Energy, Inc.               185,484
                                          -----------
                                            1,042,544
                                          -----------

Financial Services - 2.2%*
     2,617    American Capital
                Strategies, Ltd.               81,650
    13,110    AmeriCredit Corp.**             274,130
    10,465    Cendant Corporation             226,358
     1,715    Investors Financial
                Services Corp.                 79,542
     6,493    Paychex, Inc.                   192,647
       496    The Chicago Mercantile
                Exchange                       66,032
                                          -----------
                                              920,359
                                          -----------

Food & Beverages - 2.5%*
     3,461    Adolph Coors Company -
                Class B                       237,044
     3,442    Companhia de Bebidas das
                Americas - ADR                 74,691
     1,482    Corn Products
                International, Inc.            68,394
     6,498    Dean Foods Company**            240,881
     4,337    PepsiCo, Inc.                   216,850
     4,587    The Coca-Cola Company           205,085
                                          -----------
                                            1,042,945
                                          -----------

                     See notes to the financial statements.

                                  HORIZON FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 64.3%* (CONTINUED)
Healthcare - 4.2%*
       730    Aetna Inc.                       67,635
     1,440    Biosite Incorporated**           68,184
     4,330    Cardinal Health, Inc.           195,716
     1,270    Dade Behring Holdings
                Inc.**                         66,764
     9,964    First Health Group
                Corp.**                       151,951
     6,001    HCA, Inc.                       232,899
    11,440    Health Management
                Associates,
                Inc. - Class A                218,733
     7,841    Humana Inc.**                   148,979
     1,703    Laboratory Corporation
                of America Holdings**          70,828
     2,998    Matria Healthcare,
                Inc.**                         79,207
     3,490    Perrigo Company                  68,544
     2,231    Sanofi-Aventis - ADR             79,424
    19,584    Tenet Healthcare
                Corporation**                 204,065
     1,200    UnitedHealth Group
                Incorporated                   79,356
                                          -----------
                                            1,732,285
                                          -----------

Insurance Services - 3.2%*
     5,065    Cincinnati Financial
                Corporation                   204,373
     9,829    First American
                Corporation                   284,746
     1,849    MetLife, Inc.                    68,875
     3,460    Ohio Casualty
                Corporation**                  69,719
     5,038    Radian Group Inc.               223,183
     3,231    SAFECO Corporation              155,637
     3,666    The Hartford Financial
                Services Group, Inc.          224,213
     2,587    UICI                             71,944
                                          -----------
                                            1,302,690
                                          -----------
Internet Equipment & Services - 0.6%*
     4,073    Fisher Scientific
                International Inc.**          232,039
                                          -----------

Investment Management - 0.5%*
     2,987    UBS AG(1)                       201,593
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Manufacturing - 2.9%*
     2,835    3M Co.                          233,491
     1,108    Cummins Inc.                     74,557
     4,861    Danaher Corporation             249,953
     7,289    General Electric Company        239,006
     4,219    Owens-Illinois, Inc.**           67,715
    12,394    Smurfit-Stone Container
                Corporation**                 219,870
     1,741    The St. Joe Company              84,264
                                          -----------
                                            1,168,856
                                          -----------

Measuring Instruments - 1.5%*
     2,138    FLIR Systems, Inc.**            124,795
     2,038    Garmin Ltd.(1)                   79,299
    15,715    Input/Output, Inc.**            154,636
    14,362    Teradyne, Inc.**                184,839
     2,443    Trimble Navigation
                Limited**                      67,280
                                          -----------
                                              610,849
                                          -----------

Medical Instruments - 0.6%*
     1,162    Guidant Corporation              69,488
     3,469    Intuitive Surgical,
                Inc.**                         84,123
     4,496    Merit Medical Systems,
                Inc.**                         76,927
                                          -----------
                                              230,538
                                          -----------
Mining - 1.4%*
     4,735    Allegheny Technologies,
                Inc.                           89,065
     1,004    Cleveland-Cliffs Inc.**          67,017
     2,591    Companhia Vale do Rio
                Doce - ADR**                  149,682
     5,662    Gold Fields
                Limited - ADR                  68,737
     5,528    Harmony Gold Mining
                Company Limited - ADR          68,989
       814    Nucor Corporation                63,728
     4,970    Silver Standard
                Resources Inc.**(1)            71,767
                                          -----------
                                              578,985
                                          -----------
Mutual Funds - 0.9%*
     4,072    iShares Lehman 20+ Year
                Treasury Bond Fund            357,399
                                          -----------

                     See notes to the financial statements.

                                  HORIZON FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 64.3%* (CONTINUED)
Petroleum - 4.1%*
     4,810    BJ Services Company             231,121
     8,326    BP p.l.c. - ADR                 447,106
     2,812    ConocoPhillips                  209,297
     8,431    ENSCO International
                Incorporated                  245,848
     2,477    Southwestern Energy
                Company**                      88,107
    19,984    The Williams Companies,
                Inc.                          237,610
     3,157    Valero Energy
                Corporation                   208,457
                                          -----------
                                            1,667,546
                                          -----------
Pharmaceuticals - 5.3%*
     2,647    Allergan, Inc.                  197,599
     2,632    Amgen Inc.**                    156,051
       946    Aventis S.A. - ADR               78,859
     1,688    Barr Pharmaceuticals
                Inc.**                         66,288
     4,753    Chiron Corporation**            201,432
     2,407    Connetics Corporation**          61,740
     3,873    Forest Laboratories,
                Inc.**                        177,577
     2,897    Genzyme Corporation**           156,438
     2,994    ILEX Oncology, Inc.**            74,670
     1,351    Johnson & Johnson                78,493
     1,792    Kos Pharmaceuticals,
                Inc.**                         65,462
     4,664    Martek Biosciences
                Corporation**                 249,058
     1,660    Novartis AG - ADR                77,107
     1,686    Par Pharmaceutical Cos
                Inc.**                         69,193
     2,180    Pharmaceutical Product
                Development, Inc.**            74,011
     3,619    Protein Design Labs,
                Inc.**                         66,336
     7,284    Teva Pharmaceutical
                Industries Ltd. - ADR         198,489
     5,250    Vertex Pharmaceuticals
                Incorporated**                 51,083
     2,474    Watson Pharmaceuticals,
                Inc.**                         68,134
                                          -----------
                                            2,168,020
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
REITS - 2.2%*
     1,842    Accredited Home Lenders
                Holding Company**              73,256
     1,249    Alexandria Real Estate
                Equities, Inc.                 80,935
     1,119    Avalonbay Communities,
                Inc.                           67,588
     6,170    Boston Properties, Inc.         342,312
     3,230    Impac Mortgage Holdings,
                Inc.                           83,366
     1,535    SL Green Realty Corp.            76,750
     3,080    Ventas, Inc.                     84,238
     1,301    Vornado Realty Trust             81,651
                                          -----------
                                              890,096
                                          -----------

Restaurants - 1.4%*
     2,145    CEC Entertainment Inc.**         72,222
     1,691    P.F. Chang's China
                Bistro, Inc.**                 70,887
     4,711    Starbucks Corporation**         203,704
     5,821    The Cheesecake Factory
                Incorporated**                240,873
                                          -----------
                                              587,686
                                          -----------

Retail - Apparel - 2.1%*
    10,408    American Eagle
                Outfitters, Inc.              346,586
     3,750    Limited Brands, Inc.             75,300
     4,212    Stein Mart, Inc.**               68,866
    11,267    The Gap, Inc.                   211,144
     3,102    The Timberland Company -
                Class A**                     173,247
                                          -----------
                                              875,143
                                          -----------

Retail - Department Stores - 0.5%*
     4,498    Federated Department
                Stores, Inc.                  195,213
                                          -----------

Retail - Discount - 0.5%*
    10,421    The TJX Companies, Inc.         220,508
                                          -----------

Retail - Food - 1.1%*
    10,663    Safeway Inc.**                  215,393
     2,797    Whole Foods Market, Inc.        217,411
                                          -----------
                                              432,804
                                          -----------

                     See notes to the financial statements.

                                  HORIZON FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 64.3%* (CONTINUED)
Retail - Miscellaneous - 0.2%*
     1,227    Fastenal Company                 77,031
                                          -----------

Semiconductors - 1.9%*
     5,826    Analog Devices, Inc.            202,279
    17,953    Genesis Microchip
                Incorporated**                214,718
    10,460    Intel Corporation               222,693
     7,904    Skyworks Solutions,
                Inc.**                         65,840
         1    Taiwan Semiconductor
                Manufacturing Company
                Ltd. - ADR                          3
     4,873    Trident Microsystems,
                Inc.**                         66,175
                                          -----------
                                              771,708
                                          -----------

Software - 2.8%*
    18,651    Foundry Networks, Inc.**        170,097
     1,670    Intuit Inc.**                    70,624
     6,049    Mercury Interactive
                Corporation**                 208,751
     6,377    Midway Games Inc.**              76,970
     7,211    NVE Corporation**               237,963
     4,258    SeaChange International,
                Inc.**                         65,062
     1,657    Symantec Corporation**           79,470
     9,150    Synopsys, Inc.**                146,034
     2,315    Take-Two Interactive
                Software, Inc.**               75,816
                                          -----------
                                            1,130,787
                                          -----------
Telecommunications - 2.0%*
       707    AO VimpelCom - ADR**             69,357
    14,755    AT&T Corp.                      218,079
     1,951    Mobile Telesystems - ADR        252,381
     2,411    SafeNet, Inc.**                  68,593
     3,947    Sprint Corporation               77,677
       982    Telephone and Data
                Systems, Inc.                  75,712
     4,500    Telesystem International
                Wireless Inc.**(1)             41,715
                                          -----------
                                              803,514
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Toiletries - 0.5%*
     4,080    Colgate-Palmolive
                Company                       220,320
                                          -----------
Toys - 1.6%*
     3,000    Action Performance
                Companies, Inc.                32,760
    12,805    Hasbro, Inc.                    237,277
     6,892    International Game
                Technology                    198,834
    12,400    Mattel, Inc.                    199,516
                                          -----------
                                              668,387
                                          -----------

Transportation Services - 0.2%*
     1,558    Ryder System, Inc.               68,256
                                          -----------

Unit Investment Trusts - 0.1%*
       866    Fording Canadian Coal
                Trust(1)                       42,694
                                          -----------
              TOTAL COMMON STOCKS
                (Cost $26,418,845)        $26,310,988
                                          -----------
---------------------------------------------------------
FACE AMOUNT                                    VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.3%*
$4,650,000    Federal Home Loan Bank
                Discount Note 1.50%,
                9/24/2004                 $ 4,645,544
                                          -----------
              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $4,645,544)           4,645,544
                                          -----------
              TOTAL INVESTMENTS - 75.6%*
                (Cost $31,064,389)        $30,956,532
                                          ===========

*   Calculated as a percentage of net assets.
**  Non-income producing security.
ADR - American Depository Receipt.
(1) Foreign security that trades on U.S. exchange.

                     See notes to the financial statements.

                                  HORIZON FUND
                      SCHEDULE OF SHORT FUTURES CONTRACTS
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
CONTRACTS                                   DEPRECIATION
------------------------------------------------------------
   SHORT FUTURES CONTRACTS

   50        S&P 500 Index Futures
               Contracts Expiring
               September 2004
               (Underlying Face Amount
               at Market Value
               $13,801,250)                  $(478,212)
                                             =========

                                  HORIZON FUND
                        SCHEDULE OF SHORT SWAP CONTRACTS
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
                                           APPRECIATION/
CONTRACTS                                 (DEPRECIATION)
------------------------------------------------------------
 SHORT EQUITY SWAP CONTRACTS

  7,876      Albertson's, Inc. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $193,592)               $ 9,371

  4,623      Alcan Inc. SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $200,222)                       1,748

  3,382      Amgen Inc. SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $200,519)                       1,337

  5,797      Apple Computer, Inc. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $199,939)                   991

  5,422      Cadence Design Systems,
               Inc. SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $67,395)                            1

------------------------------------------------------------
                                              UNREALIZED
                                           APPRECIATION/
CONTRACTS                                 (DEPRECIATION)
------------------------------------------------------------

  1,632      Centex Corporation SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $74,697)                    484

  4,735      The Dow Chemical Company
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $202,705)                      (1,000)

  4,984      DuPont Photomasks, Inc.
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $77,850)                       (2,873)

  6,942      Eastman Kodak Company
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $205,344)                      (2,604)

 10,658      Electronic Data Systems
               Corporation SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $204,847)                (1,606)

                     See notes to the financial statements.

                                  HORIZON FUND
                  SCHEDULE OF SHORT SWAP CONTRACTS (continued)
                                AUGUST 31, 2004

------------------------------------------------------------
                                              UNREALIZED
                                           APPRECIATION/
CONTRACTS                                 (DEPRECIATION)
------------------------------------------------------------
  2,911      Gilead Sciences, Inc.
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $201,237)                         158

  4,791      The Gillette Company SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $203,618)                (1,061)

  3,360      Guidant Corporation SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $200,928)                 1,108

  5,525      The Home Depot, Inc. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $201,994)                    37

  4,770      Intuit Inc. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $201,723)                  (520)

 21,650      iShares MSCI Japan Index
               Fund SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $32,365)                       (5,294)

  6,103      Komag, Incorporated SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $68,476)                   (440)

 12,018      The Kroger Co. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $198,658)                 3,533

------------------------------------------------------------
                                              UNREALIZED
                                           APPRECIATION/
CONTRACTS                                 (DEPRECIATION)
------------------------------------------------------------

  3,181      MGI Pharma, Inc. SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $73,895)                  1,182

  5,423      National City Corporation
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $204,935)                      (2,494)

  2,699      NIKE, Inc. -- Class B
               SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $203,262)                        (987)

  4,707      Northern Trust
               Corporation SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $202,636)                  (421)

  7,119      Sears, Roebuck and Co.
               SWAP Contracts
               (Underlying Face Amount
               at Market Value $8,996)         3,894

  3,632      Simon Property Group,
               Inc. SWAP Contracts
               (Underlying Face Amount
               at Market Value
               $203,210)                        (877)

  4,326      Wachovia Corporation SWAP
               Contracts (Underlying
               Face Amount at Market
               Value $202,933)                (2,682)
                                             -------
             Total Net Unrealized
               Appreciation on Short
               Swap Contracts                $   985
                                             =======

                     See notes to the financial statements.

                          EVOLUTION MANAGED BOND FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

Mutual Funds                        $15,841,886
Cash                                    199,887
                                    -----------
          Total                     $16,041,773
                                    ===========

* Calculated as a percentage of portfolio holdings.

                          EVOLUTION MANAGED BOND FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

----------------------------------------------------------
SHARES                                           VALUE
----------------------------------------------------------
MUTUAL FUNDS - 99.2%*
 12,278   Advent Claymore Convertible
            Securities and Income Fund     $   307,441
175,492   Alliance World Dollar
            Government Fund II               2,065,541
 15,023   Calamos Convertible
            Opportunities and Income
            Fund                               300,160
133,343   Corporate High Yield Fund V,
            Inc.                             2,058,816
  5,586   Eaton Vance Senior
            Floating-Rate Fund                 110,826
130,956   Evergreen Income Advantage
            Fund                             2,049,461
 13,865   ING Prime Rate Trust                 111,059
  2,237   iShares GS$ InvesTop
            Corporate Bond Fund                250,209
  7,654   iShares Lehman 1-3 Year
            Treasury Bond Fund                 629,542
 10,099   iShares Lehman 20+ Year
            Treasury Bond Fund                 886,389

----------------------------------------------------------
SHARES                                           VALUE
----------------------------------------------------------
  2,905   iShares Lehman 7-10 Year
            Treasury Bond Fund                 249,394
  2,420   Ishares Lehman Aggregate Bond
            Fund                               247,953
 18,694   Nicholas-Applegate
            Convertible & Income Fund          301,160
125,654   Pioneer High Income Trust          2,039,364
160,640   Templeton Emerging Markets
            Income Fund                      2,059,405
240,959   Templeton Global Income Fund       2,062,609
 12,704   Van Kampen Senior Income
            Trust                              112,557
                                           -----------
          TOTAL MUTUAL FUNDS
            (Cost $15,393,436)              15,841,886
                                           -----------
          TOTAL INVESTMENTS - 99.2%
            (Cost $15,393,436)             $15,841,886
                                           ===========

* Calculated as a percentage of net assets.
                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock                        $12,539,817
Cash                                     14,620
                                    -----------
          Total                     $12,554,437
                                    ===========

* Calculated as a percentage of portfolio holdings.

                         EVOLUTION MANAGED EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
 COMMON STOCKS - 97.9%*
Aerospace/Defense - 1.9%*
     1,236    Alliant Techsystems
                Inc.**                    $    71,614
       383    Cubic Corporation                 9,380
       801    Curtiss-Wright
                Corporation                    43,775
     1,433    Engineered Support
                Systems, Inc.                  61,920
       307    General Dynamics
                Corporation                    29,975
       151    Lockheed Martin
                Corporation                     8,121
       380    Sequa Corporation -
                Class A**                      20,231
                                          -----------
                                              245,016
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Airlines - 1.4%*
       866    Alaska Air Group, Inc.**         20,386
    27,521    FLYi Inc.**                     127,697
     1,264    JetBlue Airways
                Corporation**                  30,146
                                          -----------
                                              178,229
                                          -----------
Amusement Parks - 0.2%*
     3,976    Six Flags, Inc.**                22,146
                                          -----------

Athletic Equipment - 0.1%*
       504    The Nautilus Group, Inc.          9,823
                                          -----------

Automobile - 2.3%*
       249    BorgWarner, Inc.                 11,140
       269    CLARCOR Inc.                     11,917
     1,504    Group 1 Automotive,
                Inc.**                         41,315
    16,468    Intermet Corporation             52,698
     1,677    Oshkosh Truck
                Corporation                    85,460

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Automobile - 2.3%* (Continued)
       493    PACCAR Inc.                      29,674
    20,088    Tower Automotive, Inc.**         59,862
                                          -----------
                                              292,066
                                          -----------
Battery Systems - 0.2%*
       508    Energizer Holdings,
                Inc.**                         21,001
                                          -----------

Broadcasting - 0.2%*
       599    Entercom Communications
                Corp.**                        22,582
                                          -----------

Business Services - 1.1%*
     1,608    Arbitron Inc.**                  62,327
     1,191    Checkpoint Systems,
                Inc.**                         17,984
     2,350    Heidrick & Struggles
                International, Inc.**          62,651
                                          -----------
                                              142,962
                                          -----------
Chemicals - 2.1%*
       659    Albemarle Corporation            21,918
       461    Cytec Industries Inc.            22,239
     1,701    Georgia Gulf Corporation         64,553
     1,482    Sensient Technologies
                Corporation                    31,122
       591    The Lubrizol Corporation         21,069
       677    The Scotts Company -
                Class A**                      41,852
     2,272    WD-40 Company                    64,934
                                          -----------
                                              267,687
                                          -----------
Commercial Banks - 9.8%*
     2,205    Associated Banc-Corp             69,017
       596    Bank of America
                Corporation                    26,808
       290    Bank of Hawaii
                Corporation                    13,769
       873    Banknorth Group, Inc.            29,656
       630    Brookline Bancorp, Inc.           9,538
       820    City National
                Corporation                    54,104
     3,264    East West Bancorp, Inc.         118,255
       475    First BanCorp.(1)                21,831
     3,376    First Midwest Bancorp,
                Inc.                          116,236
     1,838    Flagstar Bancorp, Inc.           39,682
       916    GreenPoint Financial
                Corp.                          40,350
       798    Hibernia Corporation -
                Class A                        21,426

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Commercial Banks - 9.8%* (Continued)
     2,378    Independence Community
                Bank Corp.                     93,313
       689    IndyMac Bancorp, Inc.            23,771
       654    JPMorgan Chase & Co.             25,885
     1,446    Mercantile Bankshares
                Corporation                    68,830
     1,268    National City
                Corporation                    47,918
     4,423    New York Community
                Bancorp, Inc.                  94,431
       551    Sterling Financial
                Corporation**                  18,271
       436    The South Financial
                Group, Inc.                    12,400
     3,002    UCBH Holdings, Inc.             120,530
       409    Umpqua Holdings
                Corporation                     9,460
       637    United Bankshares, Inc.          21,123
       559    Wachovia Corporation             26,223
     3,860    Washington Federal, Inc.         99,434
       452    Wells Fargo & Company            26,555
       265    Westamerica
                Bancorporation                 13,976
                                          -----------
                                            1,262,792
                                          -----------
Computer Devices - 0.1%*
       378    Hutchinson Technology
                Incorporated**                  9,193
                                          -----------

Computer Services - 3.7%*
     2,558    CACI International
                Inc. - Class A                124,549
     2,674    CIBER, Inc.**                    18,023
       773    Cognizant Technology
                Solutions
                Corporation - Class
                A**                            21,196
       490    Computer Sciences
                Corporation**                  22,712
     2,725    FactSet Research Systems
                Inc.                          121,344
     1,016    Intrado Inc.**                    9,388
     1,689    Keane, Inc.**                    23,815
     4,500    StarTek, Inc.                   140,085
                                          -----------
                                              481,112
                                          -----------

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Construction - 7.7%*
     8,258    Building Materials
                Holding Corporation           186,795
     1,044    EMCOR Group, Inc.**              42,386
       684    Florida Rock Industries,
                Inc.                           31,122
       200    Fluor Corporation                 8,550
       674    Lennar
                Corporation - Class A          30,869
       907    M.D.C. Holdings, Inc.            62,447
     1,751    Meritage Homes
                Corporation**                 116,984
       166    NVR, Inc.**                      83,374
       359    Pulte Homes, Inc.                21,163
     3,787    Simpson Manufacturing
                Co., Inc.                     213,965
     2,686    Standard Pacific Corp           135,562
     1,399    Thomas Industries Inc.           43,019
       278    Toll Brothers, Inc.**            12,340
                                          -----------
                                              988,576
                                          -----------
Dental - 0.3%*
       654    DENTSPLY International
                Inc.                           33,321
                                          -----------

Distributors - 1.5%*
     6,422    Bell Microproducts
                Inc.**                         48,743
     3,476    United Stationers Inc.**        143,107
                                          -----------
                                              191,850
                                          -----------
Education - 0.3%*
     1,055    Career Education
                Corporation**                  32,536
                                          -----------

Energy - 6.0%*
       917    Advanced Energy
                Industries, Inc.**              8,950
     1,010    AGL Resources Inc.               30,795
       446    ALLETE, Inc.                     12,069
     6,854    Aquila, Inc.**                   20,219
     3,322    Energen Corporation             157,596
     1,046    Equitable Resources,
                Inc.                           54,842
     7,671    Green Mountain Power
                Corporation                   203,050
     3,992    Headwaters
                Incorporated**                122,195
       572    KeySpan Corporation              21,793
       443    National Fuel Gas
                Company                        11,864

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Energy - 6.0%* (Continued)
       211    Piedmont Natural Gas
                Company, Inc.                   9,157
       519    Public Service
                Enterprise Group
                Incorporated                   21,974
       527    Questar Corporation              21,438
     2,301    Sierra Pacific
                Resources**                    19,789
     1,535    The Laclede Group, Inc.          44,300
       264    UGI Corporation                   9,018
                                          -----------
                                              769,049
                                          -----------
Financial Services - 0.6%*
     3,125    Coinstar, Inc.**                 61,625
       271    Financial Federal
                Corporation**                   9,013
       416    World Acceptance
                Corporation**                   9,289
                                          -----------
                                               79,927
                                          -----------
Food & Beverages - 1.9%*
     3,912    American Italian Pasta
                Company - Class A             105,820
       569    Dean Foods Company**             21,093
     1,696    J & J Snack Foods
                Corp.**                        72,894
       616    Lance, Inc.                       9,394
       269    Sanderson Farms, Inc.             9,197
       513    The J.M. Smucker Company         23,588
                                          -----------
                                              241,986
                                          -----------
Healthcare - 5.1%*
       603    AMERIGROUP Corporation**         30,958
       212    CIGNA Corporation                14,111
    19,450    Curative Health
                Services, Inc.**              139,651
     3,825    First Health Group
                Corp.**                        58,331
       379    HCA, Inc.                        14,709
       511    Henry Schein, Inc.**             31,825
       198    Invacare Corporation              8,765
       647    Lincare Holdings Inc.**          20,795
     3,515    Odyssey Healthcare,
                Inc.**                         62,286
       360    Owens & Minor, Inc.               8,820
       417    Patterson Companies
                Inc.**                         30,537
       331    Pediatrix Medical Group,
                Inc.**                         23,203
       481    Province Healthcare
                Company**                       9,399
     3,080    Sunrise Senior Living,
                Inc.**                        109,094

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Healthcare - 5.1%* (Continued)
       387    The Cooper Companies,
                Inc.                           22,427
       698    Universal Health
                Services, Inc. - Class
                B                              31,445
       682    VISX, Incorporated**             13,831
       218    WellPoint Health
                Networks Inc.**                21,403
                                          -----------
                                              651,590
                                          -----------
Hotels - 0.1%*
     1,154    Prime Hospitality
                Corp.**                        13,871
                                          -----------
Insurance Services - 10.9%*
       693    Allmerica Financial
                Corporation**                  20,097
       656    American Financial
                Group, Inc.                    19,319
       373    American International
                Group, Inc.                    26,573
     4,161    Delphi Financial Group,
                Inc. - Class A                163,611
       334    Everest Re Group,
                Ltd.(1)                        23,433
     1,167    Fidelity National
                Financial, Inc.                43,938
       420    First American
                Corporation                    12,167
     1,186    Fremont General
                Corporation                    23,910
       269    Hilb Rogal and Hobbs
                Company                         9,157
       323    LandAmerica Financial
                Group, Inc.                    13,902
       985    Ohio Casualty
                Corporation**                  19,848
       517    Philadelphia
                Consolidated Holding
                Corp.**                        27,535
     2,715    Pre-Paid Legal Services,
                Inc.**                         67,061
     8,912    Presidential Life
                Corporation                   156,406
       617    Protective Life
                Corporation                    24,143
     1,520    Radian Group Inc.                67,336
     5,292    Selective Insurance
                Group, Inc.                   182,733
       259    Stewart Information
                Services Corporation            9,464
       444    The Allstate Corporation         20,961
       393    The Chubb Corporation            26,728
     1,646    The PMI Group, Inc.              68,358

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Insurance Services - 10.9%* (Continued)
     7,746    UICI                            215,415
     3,765    Zenith National
                Insurance Corp.               162,723
                                          -----------
                                            1,404,818
                                          -----------
Investment Management - 0.6%*
     1,831    Janus Capital Group Inc.         25,158
     2,435    LaBranche & Co Inc.              19,967
     1,284    Rewards Network Inc.**            9,052
     2,530    The Charles Schwab
                Corporation                    23,909
                                          -----------
                                               78,086
                                          -----------
Manufacturing - 3.0%*
     1,173    AGCO Corporation**               23,448
       204    AptarGroup, Inc.                  9,270
     1,376    Brady
                Corporation - Class A          60,585
       653    Carlisle Companies
                Incorporated                   39,866
       157    Cooper Industries,
                Ltd. - Class A(1)               8,670
       295    Fortune Brands, Inc.             21,579
       294    IDEX Corporation                  9,032
       143    Ingersoll-Rand Company -
                Class A(1)                      9,296
       755    Lancaster Colony
                Corporation                    31,166
     3,710    Mueller Industries, Inc.        145,766
       483    Tecumseh Products
                Company - Class A              19,875
       268    Teleflex Incorporated            11,720
                                          -----------
                                              390,273
                                          -----------
Measuring Instruments - 1.1%*
       515    Analogic Corporation             21,233
       194    Dionex Corporation**              8,936
       829    DRS Technologies, Inc.**         30,159
       811    EDO Corporation                  21,240
     1,007    FLIR Systems, Inc.**             58,779
                                          -----------
                                              140,347
                                          -----------
Medical Instruments - 1.6%*
       384    Biosite, Inc.                    18,182
     3,124    Diagnostic Products
                Corporation                   126,272
     1,588    Techne Corporation**             61,519
                                          -----------
                                              205,973
                                          -----------

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Mutual Funds - 0.8%*
     9,630    iShares MSCI Japan Index
                Fund                           96,107
                                          -----------
Paper Products - 0.7%*
       898    American Greetings
                Corporation - Class
                A**                            21,615
     5,303    Glatfelter                       67,242
                                          -----------
                                               88,857
                                          -----------
Petroleum - 4.7%*
       496    Apache Corporation               22,166
     5,918    Cimarex Energy Co.**            177,126
       198    Devon Energy Corporation         12,832
       164    EOG Resources, Inc.               9,474
     5,047    Maverick Tube
                Corporation**                 149,492
       576    Murphy Oil Corporation           43,494
       398    Newfield Exploration
                Company**                      22,029
       280    Occidental Petroleum
                Corporation                    14,462
     1,045    Pioneer Natural
                Resources Company              34,955
     1,817    Remington Oil & Gas
                Corporation**                  44,989
       946    St. Mary Land &
                Exploration Company            33,006
       451    Stone Energy
                Corporation**                  18,762
       377    Unocal Corporation               14,077
                                          -----------
                                              596,864
                                          -----------
Pharmaceuticals - 1.1%*
       427    AmerisourceBergen
                Corporation                    23,101
       214    Gilead Sciences, Inc.**          14,794
       273    McKesson Corporation              8,449
     1,764    Par Pharmaceutical Cos.
                Inc.**                         72,395
       529    Priority Healthcare
                Corporation - Class
                B**                            11,760
     1,039    Regeneron
                Pharmaceuticals,
                Inc.**                          9,257
                                          -----------
                                              139,756
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Publishing - 0.3%*
        50    The Washington Post
                Company - Class B              43,425
                                          -----------

Recreational Vehicles - 0.1%*
       259    Polaris Industries Inc.          12,214
                                          -----------

REITS - 1.4%*
       611    Capital Automotive REIT          18,862
     1,044    Commercial Net Lease
                Realty                         18,635
       253    Entertainment Properties
                Trust                           9,450
       441    Lexington Corporate
                Properties Trust                9,332
     2,701    New Plan Excel Realty
                Trust                          69,470
       297    Rayonier Inc.                    13,772
     1,592    United Dominion Realty
                Trust, Inc.                    33,798
                                          -----------
                                              173,319
                                          -----------
Restaurants - 2.5%*
       480    Bob Evans Farms, Inc.            12,019
       740    CBRL Group, Inc.                 23,591
     3,461    CEC Entertainment Inc.**        116,532
       683    Landry's Restaurants,
                Inc.                           18,079
     8,972    O'Charley's Inc.**              145,705
       911    Triarc Companies, Inc. -
                Class B                        10,103
                                          -----------
                                              326,029
                                          -----------
Retail - Apparel - 4.3%*
       506    Coach, Inc.**                    21,328
     6,218    Genesco Inc.**                  140,092
     2,400    Haggar Corp.                     44,496
       588    Hot Topic, Inc.**                 8,879
       533    J. Jill Group Inc.**              9,642
    10,892    K-Swiss Inc.                    212,502
       460    OshKosh B'Gosh, Inc. -
                Class A                         9,370
     3,422    Stein Mart, Inc.**               55,950
     1,304    The Dress Barn, Inc.**           21,607
       630    The Gymboree
                Corporation**                   9,141
       416    The Men's Wearhouse,
                Inc.**                         11,648
                                          -----------
                                              544,655
                                          -----------

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Retail - Department Stores - 0.1%*
       691    Dillard's, Inc. - Class
                A                              13,129
                                          -----------

Retail - Discount - 0.5%*
       419    Cash America
                International, Inc.             9,696
     3,253    ShopKo Stores, Inc.**            55,041
                                          -----------
                                               64,737
                                          -----------
Retail - Electronics - 0.7%*
     6,607    Concord Camera Corp.**           11,100
     1,359    Electronics Boutique
                Holdings Corp.**               41,490
    18,210    Ultimate Electronics,
                Inc.**                         42,976
                                          -----------
                                               95,566
                                          -----------
Retail - Food - 0.7%*
     1,524    Nash Finch Company               45,004
     6,343    The Great Atlantic &
                Pacific Tea Company,
                Inc.**                         40,976
                                          -----------
                                               85,980
                                          -----------
Retail - Home Furnishings - 0.5%*
       635    Ethan Allen Interiors
                Inc.                           22,695
       487    Libbey Inc.                       9,204
     1,736    Pier 1 Imports, Inc.             30,120
                                          -----------
                                               62,019
                                          -----------
Retail - Miscellaneous - 1.0%*
       968    Copart, Inc.**                   21,026
     1,034    Movie Gallery, Inc.              18,602
       600    School Specialty, Inc.**         21,270
     1,780    Tractor Supply Company**         61,980
                                          -----------
                                              122,878
                                          -----------
Semiconductors - 0.4%*
     2,318    Alliance Semiconductor
                Corporation**                   8,855
       647    Exar Corporation**                8,922
       633    Integrated Circuit
                Systems, Inc.**                13,913
       632    Silicon Laboratories
                Inc.**                         20,723
                                          -----------
                                               52,413
                                          -----------

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
Software - 2.6%*
     1,391    ANSYS, Inc.**                    62,734
       206    Avid Technology, Inc.**           8,914
     2,634    Catapult Communications
                Corporation**                  62,953
     1,338    EPIQ Systems, Inc.**             21,381
     1,490    Macrovision
                Corporation**                  35,239
     7,511    ManTech International
                Corporation - Class
                A**                           120,326
       732    McAfee Inc.**                    14,479
       594    SERENA Software, Inc.**           9,296
                                          -----------
                                              335,322
                                          -----------
Steel Mills - 2.0%*
     8,308    Steel Dynamics, Inc.            260,538
                                          -----------

Telecommunications - 0.7%*
       460    CenturyTel, Inc.                 14,807
    11,082    Cincinnati Bell Inc.**           40,006
     2,132    General Communication,
                Inc. - Class A**               18,293
       546    Plantronics, Inc.                21,212
                                          -----------
                                               94,318
                                          -----------
Tobacco - 0.4%*
     2,413    DIMON Incorporated               13,851
       692    Universal Corporation            31,230
                                          -----------
                                               45,081
                                          -----------
Transportation Services - 6.1%*
     4,100    Arkansas Best
                Corporation                   141,245
       170    FedEx Corp.                      13,938
     1,889    Forward Air
                Corporation**                  68,627
     3,980    Kirby Corporation**             141,449
     5,250    Offshore Logistics,
                Inc.**                        156,450
     2,291    Overseas Shipholding
                Group, Inc.                    98,513
       605    Ryder System, Inc.               26,505
     3,489    Yellow Roadway
                Corporation**                 143,189
                                          -----------
                                              789,916
                                          -----------
Waste Disposal - 2.2%*
       454    Stericycle, Inc.**               21,420
     9,030    Waste Connections,
                Inc.**                        265,030
                                          -----------
                                              286,450
                                          -----------

                     See notes to the financial statements.

                         EVOLUTION MANAGED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

---------------------------------------------------------
SHARES                                          VALUE
---------------------------------------------------------
COMMON STOCKS - 97.9%* (CONTINUED)
Water - 0.3%*
     1,577    Aqua America Inc.                33,432
                                          -----------
              TOTAL COMMON STOCKS
                (Cost $12,272,481)        $12,539,817
                                          -----------
              TOTAL INVESTMENTS - 97.9%*
                (Cost $12,272,481)        $12,539,817
                                          ===========

*  Calculated as a percentage of net assets.
** Non-income producing security.
(1) Foreign security that trades on U.S. exchange.

                     See notes to the financial statements.

                                CONTRABOND FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations   $4,495,688
Cash                                    174,040
Futures (Absolute Value)                 75,073
                                     ----------
          Total                      $4,744,801
                                     ==========

* Calculated as a percentage of portfolio holdings.

                                CONTRABOND FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 95.2%*
$4,500,000    Federal Home Loan Bank
                Discount Note 1.57%
                09/24/2004                 $4,495,688
                                           ----------
              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $4,495,688)           4,495,688
                                           ----------
              TOTAL INVESTMENTS - 95.2%*
                (Cost $4,495,688)          $4,495,688
                                           ==========

* Calculated as a percentage of net assets.
                     See notes to the financial statements.

                                CONTRABOND FUND
                      SCHEDULE OF SHORT FUTURES CONTRACTS
                                AUGUST 31, 2004

-----------------------------------------------------------
                                             UNREALIZED
CONTRACTS                                  DEPRECIATION
-----------------------------------------------------------
   SHORT FUTURES CONTRACTS
   85        U.S. Treasury 10-Year Note
               Futures Contracts
               Expiring December 2004
               (Underlying Face Amount
               at Market Value
               $9,546,563)                   $(75,073)
                                           ============

                     See notes to the financial statements.

                              DYNAMIC HY BOND FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

Corporate Bonds                    $212,684,771
Cash                                 25,921,402
Money Market Fund                     7,820,000
                                   ------------
          Total                    $246,426,173
                                   ============

*  Calculated as a percentage of portfolio holdings.

                              DYNAMIC HY BOND FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2004

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
CORPORATE BONDS - 84.7%*
Amusement Parks - 0.3%*
$  731,395    Six Flags, Inc.,
                8.875%, 02/01/2010           $    683,854
                                             ------------

Cable Television - 1.5%*
 1,000,000    Charter Communications,
                Inc.,
                8.000%, 04/30/2012
                (Cost - $995,000;
                Acquired - 08/26/2004)(1)         997,500
 1,000,000    Charter Communications,
                Inc.,
                10.25%, 01/15/2010                827,500

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
Cable Television - 1.5%* (Continued)
 1,000,000    EchoStar DBS Corp.,
                6.375%, 10/01/2011              1,007,500
 1,000,000    Kabel Deutschland GmbH,
                10.625%, 07/01/2014
                (Cost - $1,033,708;
                Acquired -
                08/20/2004)(1)(3)               1,030,000
                                             ------------
                                                3,862,500
                                             ------------

                     See notes to the financial statements.

                              DYNAMIC HY BOND FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
CORPORATE BONDS - 84.7%* (CONTINUED)
Chemicals - 1.7%*
 2,000,000    Lyondell Chemical
                Company,
                9.625%, 05/01/2007              2,147,500
 2,000,000    Nalco Co.,
                7.750%, 11/15/2011
                (Cost - $2,132,250;
                Acquired - 08/24/2004)(1)       2,140,000
                                             ------------
                                                4,287,500
                                             ------------

Commercial Banks - 0.9%*
 2,000,000    BCP Caylux Holdings,
                9.625%, 06/15/2014
                (Cost - $2,108,306;
                Acquired - 07/14/04,
                08/18/2004 and
                08/25/2004)(1)(3)               2,157,500
                                             ------------

Construction - 0.4%*
 1,000,000    THL Buildco,
                8.500%, 09/01/2014
                (Cost - $1,027,382;
                Acquired - 08/18/2004)(1)       1,047,500
                                             ------------

Energy - 1.2%*
 1,000,000    The AES Corporation,
                7.750%, 03/01/2014              1,012,500
 2,000,000    NRG Energy, Inc.,
                8.000%, 12/15/2013
                (Cost - $2,109,980;
                Acquired - 08/31/2004)(1)       2,112,500
                                             ------------
                                                3,125,000
                                             ------------

Food & Beverages - 0.4%*
 1,000,000    Smithfield Foods, Inc.,
                7.750%, 05/15/2013              1,070,000
                                             ------------

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
Grantor Trust - 56.5%*
38,000,000    Dow Jones CDX High
                Yield Note, 2003-1,
                7.750%, 12/29/2009
                (Cost - $37,927,488;
                Acquired - Various
                dates between
                07/13/2004 and
                08/31/2004)(1)                 38,190,000
 2,000,000    Dow Jones CDX High
                Yield Note, 2003-2,
                6.375%, 12/29/2009
                (Cost - $2,024,886;
                Acquired - 08/20/2004)(1)       2,030,000
13,500,000    Dow Jones CDX High
                Yield Note, 2003-3,
                8.000%, 12/29/2009
                (Cost - $13,316,555;
                Acquired - 08/18/2004
                and 08/20/2004)(1)             13,415,625
 9,500,000    Dow Jones CDX High
                Yield Note, 2003-4,
                10.500%, 12/29/2009
                (Cost - $9,268,302;
               Acquired - 07/13/2004,
                08/17/2004,
                08/20/2004, and
                08/25/2004)(1)                  9,215,000
74,029,070    TRAINS High Yield Note,
                8.211%, 08/01/2015
                (Cost - $78,310,808;
                Acquired - Various
                dates between
                07/02/2004 and
                08/27/2004)(1)(2)              79,101,542
                                             ------------
                                              141,952,167
                                             ------------

Hotels - 4.6%*
 1,500,000    Boyd Gaming
                Corporation,
                6.750%, 04/15/2014              1,511,250
 2,000,000    Caesars Entertainment,
                Inc.,
                7.000%, 04/15/2013              2,155,000
 1,000,000    Intrawest Corporation,
                7.500%, 10/15/2013(3)           1,020,000
 2,000,000    MGM MIRAGE,
                5.875%, 02/27/2014              1,895,000

                     See notes to the financial statements.

                              DYNAMIC HY BOND FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
CORPORATE BONDS - 84.7%* (CONTINUED)
Hotels - 4.6%* (Continued)
 2,000,000    Station Casinos, Inc.,
                6.875%, 03/01/2016              2,007,500
 3,000,000    Vail Resorts, Inc.,
                6.750%, 02/15/2014              2,977,500
                                             ------------
                                               11,566,250
                                             ------------

Manufacturing - 3.2%*
 1,000,000    Case New Holland Inc.,
                6.000%, 06/01/2009
                (Cost - $973,150;
                Acquired - 07/15/2004)(1)         985,000
 1,000,000    Graphic Packaging
                Int'l.,
                9.500%, 08/15/2013              1,125,000
 1,500,000    Mueller Group Inc.,
                10.000%, 05/01/2012
                (Cost - $1,618,424;
                Acquired - 08/18/2004)(1)       1,623,750
 2,000,000    Owens-Brockway Glass
                Container, Inc.,
                7.750%, 05/15/2011              2,130,000
 1,000,000    Solo Cup Company,
                8.500%, 02/15/2014                975,000
 1,000,000    Smurfit-Stone Container
                Corp.,
                8.375%, 07/01/2012              1,105,000
                                             ------------
                                                7,943,750
                                             ------------
Music - 0.4%*
 1,000,000    Warner Music Group,
                7.375%, 04/15/2014
                (Cost - $985,000;
                Acquired - 07/15/2004)(1)       1,000,000
                                             ------------

Paper - 0.9%*
 2,000,000    Georgia-Pacific Corp.,
                8.000%, 01/15/2024              2,165,000
                                             ------------

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
Petroleum - 4.1%*
 2,500,000    Chesapeake Energy
                Corporation,
                6.875%, 01/15/2016              2,543,750
 1,000,000    Dynegy Holdings Inc.,
                10.125%, 07/15/2013
                (Cost - $1,136,222;
                Acquired - 08/30/2004)(1)       1,130,000
 1,000,000    Dynegy Holdings Inc.,
                8.750%, 02/15/2012              1,007,500
 2,000,000    El Paso Production
                Holdings,
                7.750%, 06/01/2013              1,975,000
 1,000,000    El Paso Corporation,
                7.750%, 01/15/2032                853,750
 1,000,000    Pride International,
                Inc.,
                7.375%, 07/15/2014
                (Cost - $1,064,901;
                Acquired - 08/23/2004)(1)       1,070,000
 1,500,000    The Williams Companies,
                Inc.,
                7.500%, 01/15/2031              1,522,500
                                             ------------
                                               10,102,500
                                             ------------

Publishing - 0.8%*
 2,000,000    Dex Media, Inc.,
                8.000%, 11/15/2013
                (Cost - $2,086,975;
                Acquired - 08/25/2004
                and 08/30/2004)(1)              2,085,000
                                             ------------

REITS - 0.8%*
 2,000,000    Host Marriott LP,
                7.125%, 11/01/2013              2,045,000
                                             ------------

Restaurants - 0.9%*
 2,000,000    Domino's Pizza, Inc.,
                8.250%, 07/01/2011              2,150,000
                                             ------------

Retail - Department Stores - 0.9%*
 2,000,000    J.C. Penney Company,
                Inc.,
                8.000%, 03/01/2010              2,265,000
                                             ------------

                     See notes to the financial statements.

                              DYNAMIC HY BOND FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
CORPORATE BONDS - 84.7%* (CONTINUED)
Retail - Food - 0.8%*
 2,000,000    Stater Bros. Holdings
                Inc.,
                8.125%, 06/15/2012
                (Cost - $2,078,261;
               Acquired - 07/16/2004,
                08/18/2004, and
                08/24/2004)(1)                  2,090,000
                                             ------------

Retail - Miscellaneous - 1.0%*
 1,500,000    Blockbuster Inc.,
                9.000%, 09/01/2012
                (Cost - $1,531,053;
                Acquired - 08/17/2004
                and 08/18/2004)(1)              1,560,000
 1,000,000    The Jean Coutu Group
                Inc., 8.500%,
                08/01/2014
                (Cost - $1,000,000;
                Acquired -
                07/20/2004)(1)(3)               1,012,500
                                             ------------
                                                2,572,500
                                             ------------
Sporting Goods - 0.2%*
   500,000    K2 Inc., 7.375%,
                07/01/2014
              (Cost - $514,946;
                Acquired -
                08/10/2004)(1)                    520,000
                                             ------------

Telecommunications - 2.8%*
 1,000,000    American Towers Inc.,
                7.250%, 12/01/2011              1,040,000
 1,000,000    Cincinnati Bell Inc.,
                7.250%, 07/15/2013                945,000

-------------------------------------------------------------
FACE AMOUNT                                         VALUE
-------------------------------------------------------------
Telecommunications - 2.8%* (Continued)
 1,000,000    Millicom International
                Cellular S.A.,
                10.000%, 12/01/2013
                (Cost - $995,000;
                Acquired -
                08/18/2004)(1)(3)                 995,000
 2,000,000    Nextel Communications,
                Inc.,
                7.375%, 08/01/2015              2,100,000
 1,000,000    Qwest Capital Funding,
                7.250%, 02/15/2011                860,000
 1,000,000    Qwest Communications
                International Inc.,
                8.875%, 03/15/2012
                (Cost - $1,079,983;
                Acquired - 08/30/2004)(1)       1,077,500
                                             ------------
                                                7,017,500
                                             ------------

Waste Disposal - 0.4%*
 1,000,000    Allied Waste North
                America,
                7.375%, 04/15/2014                976,250
                                             ------------
              TOTAL CORPORATE BONDS
                (Cost $211,065,001)          $212,684,771
                                             ------------

                     See notes to the financial statements.

                              DYNAMIC HY BOND FUND
                      SCHEDULE OF INVESTMENTS (continued)
                                AUGUST 31, 2004

-------------------------------------------------------------
SHARES                                             VALUE
-------------------------------------------------------------
MONEY MARKET FUNDS - 3.1%*
 7,820,000    Federated Prime
                Obligations
                Fund - Class I Shares        $  7,820,000
                                             ------------
              TOTAL MONEY MARKET
                FUNDS (Cost
                $7,820,000)                     7,820,000
                                             ------------
              TOTAL INVESTMENTS - 87.8%*
                (Cost $218,885,001)          $220,504,771
                                             ============

*  Calculated as a percentage of net assets.
(1) Restricted under Rule 144A of the Securities Act of 1933.
(2) Variable Rate Security.
(3) Foreign security.

                     See notes to the financial statements.

                       U.S. GOVERNMENT MONEY MARKET FUND
                 ALLOCATION OF PORTFOLIO HOLDINGS* (UNAUDITED)

                                AUGUST 31, 2004

[CHART]

COMPONENTS OF PORTFOLIO HOLDINGS

U.S. Government Agency Obligations  $24,076,904
Cash                                    273,148
                                    -----------
          Total                     $24,350,052
                                    ===========

*  Calculated as a percentage of portfolio holdings.
                       U.S. GOVERNMENT MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS

                                AUGUST 31, 2004

---------------------------------------------------------
FACE AMOUNT                                     VALUE
---------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 116.7%*



$24,100,000   Federal Home Loan Bank
                Discount Note 1.57%
                09/24/2004                $24,076,904
                                          -----------

              TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $24,076,904)         24,076,904
                                          -----------

              TOTAL INVESTMENTS - 116.7%*
                (Cost $24,076,904)        $24,076,904
                                          ===========

*  Calculated as a percentage of net assets.

                     See notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2004

POTOMAC FUNDS                                             U.S./SHORT      OTC PLUS       SMALL CAP
                                                             FUND           FUND         PLUS FUND
                                                          -----------   -------------   ------------
ASSETS:
Investments, at market value (Note 2)...................  $ 6,993,292   $  11,271,251   $  4,995,208
Cash....................................................      209,793         126,312        430,884
Receivable for Fund shares sold.........................       16,104          36,339          8,455
Receivable from Investment Advisor......................        3,075           8,627         16,194
Receivable from broker for futures contracts............           --           9,300         73,733
Deposit at broker for futures contracts.................      224,000         465,000        252,000
Deposit at broker for short sales.......................    6,978,507              --             --
Deposit at broker for swap contracts....................           --              --      2,726,458
Dividends and interest receivable.......................           --           7,908             --
Other assets............................................        6,464          12,241         34,791
                                                          -----------   -------------   ------------
    Total Assets........................................   14,431,235      11,936,978      8,537,723
                                                          -----------   -------------   ------------
LIABILITIES:
Securities sold short, at value (Proceeds of $3,903,862,
  $0, $0)...............................................    5,286,456              --             --
Payable for Fund shares redeemed........................       18,624           7,641             --
Payable to broker for futures contracts.................       17,850              --             --
Payable to broker for swap contracts....................           --              --        240,274
Accrued expenses and other liabilities..................       24,347          31,598         34,808
                                                          -----------   -------------   ------------
    Total Liabilities...................................    5,347,277          39,239        275,082
                                                          -----------   -------------   ------------
NET ASSETS..............................................  $ 9,083,958   $  11,897,739   $  8,262,641
                                                          ===========   =============   ============
NET ASSETS CONSIST OF:
Capital stock...........................................  $19,756,734   $ 111,088,240   $ 27,124,735
Accumulated undistributed net investment income
  (loss)................................................           --              --             --
Accumulated undistributed net realized gain (loss) on
  investments sold, securities sold short, futures and
  swaps.................................................   (9,225,544)   (104,952,033)   (18,672,214)
Net unrealized appreciation (depreciation) on:
  Investments...........................................           --       5,885,871             --
  Short positions.......................................   (1,382,594)             --             --
  Futures...............................................      (64,638)       (124,339)        50,394
  Swaps.................................................           --              --       (240,274)
                                                          -----------   -------------   ------------
    Total Net Assets....................................  $ 9,083,958   $  11,897,739   $  8,262,641
                                                          ===========   =============   ============
CALCULATION OF NET ASSET VALUE PER SHARE - INVESTOR
  CLASS:
Net assets..............................................  $ 9,083,958   $  11,897,739   $  8,262,641
Shares outstanding
  (unlimited shares of beneficial interest authorized,
  no par value).........................................      289,785         315,373        181,799
Net Asset Value, Redemption Price and Offering Price Per
  Share.................................................  $     31.35   $       37.73   $      45.45
                                                          ===========   =============   ============
Cost of Investments.....................................  $ 6,993,292   $   5,385,380   $  4,995,208
                                                          ===========   =============   ============

                     See notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2004

POTOMAC FUNDS                                             SMALL CAP/SHORT   DOW 30 PLUS      WARWICK
                                                               FUND             FUND          FUND
                                                          ---------------   ------------   -----------
ASSETS:
Investments, at market value (Note 2)...................   $  7,992,333     $10,559,348    $ 9,990,417
Cash....................................................         34,725         257,020        464,538
Receivable for Fund shares sold.........................        617,247         350,739             --
Receivable from Investment Advisor......................             --           9,947         10,535
Receivable from broker for futures contracts............             --          31,877             --
Deposit at broker for futures contracts.................        364,000         256,000             --
Deposit at broker for swap contracts....................        965,819              --        900,000
Dividends and interest receivable.......................             --          24,259             --
Other assets............................................         24,823           7,964          4,834
                                                           ------------     ------------   -----------
    Total Assets........................................      9,998,947      11,497,154     11,370,324
                                                           ------------     ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed........................      2,182,798              --        133,165
Payable to Investment Advisor...........................          1,935              --             --
Payable to broker for futures contracts.................         56,948              --             --
Payable to broker for swap contracts....................            806              --             --
Accrued expenses and other liabilities..................         27,528          32,716         31,624
                                                           ------------     ------------   -----------
    Total Liabilities...................................      2,270,015          32,716        164,789
                                                           ------------     ------------   -----------
NET ASSETS..............................................   $  7,728,932     $11,464,438    $11,205,535
                                                           ============     ============   ===========
NET ASSETS CONSIST OF:
Capital stock...........................................   $ 28,256,193     $38,425,609    $15,322,077
Accumulated undistributed net investment income
  (loss)................................................             --          68,778             --
Accumulated undistributed net realized gain (loss) on
  investments sold, securities sold short, futures and
  swaps.................................................    (20,205,435)    (29,491,807)    (4,116,542)
Net unrealized appreciation (depreciation) on:
  Investments...........................................             --       2,424,818             --
  Short positions.......................................             --              --             --
  Futures...............................................       (321,020)         37,040             --
  Swaps.................................................           (806)             --             --
                                                           ------------     ------------   -----------
    Total Net Assets....................................   $  7,728,932     $11,464,438    $11,205,535
                                                           ============     ============   ===========
CALCULATION OF NET ASSET VALUE PER SHARE - INVESTOR
  CLASS:
Net assets..............................................   $  7,728,932     $11,464,438    $11,205,535
Shares outstanding
  (unlimited shares of beneficial interest authorized,
    no par value).......................................        291,908         373,506        676,079
Net Asset Value, Redemption Price and Offering Price Per
  Share.................................................   $      26.48     $     30.69    $     16.57
                                                           ============     ============   ===========
Cost of Investments.....................................   $  7,992,333     $ 8,134,530    $ 9,990,417
                                                           ============     ============   ===========

                     See notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2004

POTOMAC FUNDS                                               HORIZON     EVOLUTION MANAGED   EVOLUTION MANAGED
                                                             FUND           BOND FUND          EQUITY FUND
                                                          -----------   -----------------   -----------------
ASSETS:
Investments, at market value (Note 2)...................  $30,956,532      $15,841,886         $12,539,817
Cash....................................................      211,225          199,887              14,620
Receivable for Fund shares sold.........................       21,546               --             371,136
Receivable for investments sold.........................    8,768,910               --             633,012
Receivable from Investment Advisor......................           --              142               5,884
Deposit at broker for futures contracts.................    1,120,000               --                  --
Deposit at broker for short sales.......................           --           11,733                  --
Dividends and interest receivable.......................       36,642           19,358               9,614
Other assets............................................       14,661           11,974              11,968
                                                          -----------      -----------         -----------
    Total Assets........................................   41,129,516       16,084,980          13,586,051
                                                          -----------      -----------         -----------
LIABILITIES:
Payable for investments purchased.......................           --               --             642,660
Payable for Fund shares redeemed........................           --           83,523              97,269
Payable to Investment Advisor...........................        2,590               --                  --
Payable to broker for futures contracts.................       90,505               --                  --
Payable to broker for swap contracts....................          743               --                  --
Accrued expenses and other liabilities..................       75,798           36,598              38,028
                                                          -----------      -----------         -----------
    Total Liabilities...................................      169,636          120,121             777,957
                                                          -----------      -----------         -----------
NET ASSETS..............................................  $40,959,880      $15,964,859         $12,808,094
                                                          ===========      ===========         ===========
NET ASSETS CONSIST OF:
Capital stock...........................................  $44,484,495      $16,886,178         $14,762,866
Accumulated undistributed net investment income
  (loss)................................................           --          156,258                  --
Accumulated undistributed net realized gain (loss) on
  investments sold, securities sold short, futures and
  swaps.................................................   (2,939,531)      (1,526,027)         (2,222,108)
Net unrealized appreciation (depreciation) on:
  Investments...........................................     (107,857)         448,450             267,336
  Short positions.......................................           --               --                  --
  Futures...............................................     (478,212)              --                  --
  Swaps.................................................          985               --                  --
                                                          -----------      -----------         -----------
    Total Net Assets....................................  $40,959,880      $15,964,859         $12,808,094
                                                          ===========      ===========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE - INVESTOR
  CLASS:
Net assets..............................................  $40,959,880      $15,964,859         $12,808,094
Shares outstanding
  (unlimited shares of beneficial interest authorized,
  no par value).........................................    2,218,238          852,184             729,650
Net Asset Value, Redemption Price and Offering Price Per
  Share.................................................  $     18.47      $     18.73         $     17.55
                                                          ===========      ===========         ===========
Cost of Investments.....................................  $31,064,389      $15,393,436         $12,272,481
                                                          ===========      ===========         ===========

                     See notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2004

                                                                                          U.S. GOVERNMENT
POTOMAC FUNDS                                                CONTRABOND     DYNAMIC HY     MONEY MARKET
                                                                FUND        BOND FUND          FUND
                                                             -----------   ------------   ---------------
ASSETS:
Investments, at market value (Note 2)......................  $4,495,688    $220,504,771     $24,076,904
Cash.......................................................     174,040     25,921,402          273,148
Receivable for Fund shares sold............................       8,700     22,207,167          256,273
Receivable from Investment Advisor.........................       8,620             --           18,027
Deposit at broker for futures contracts....................      86,000             --               --
Dividends and interest receivable..........................          --      3,449,671               --
Other assets...............................................      22,900         27,684           20,042
                                                             ----------    ------------     -----------
    Total Assets...........................................   4,795,948    272,110,695       24,644,394
                                                             ==========    ============     ===========
LIABILITIES:
Payable for investments purchased..........................          --     20,564,294               --
Payable for Fund shares redeemed...........................       6,414        132,490        3,974,857
Payable to Investment Advisor..............................          --         86,702               --
Payable to broker for futures contracts....................      36,403             --               --
Accrued expenses and other liabilities.....................      32,308         86,555           41,541
                                                             ----------    ------------     -----------
    Total Liabilities......................................      75,125     20,870,041        4,016,398
                                                             ----------    ------------     -----------
NET ASSETS                                                   $4,720,823    $251,240,654     $20,627,996
                                                             ==========    ============     ===========
NET ASSETS CONSIST OF:
Capital stock..............................................  $5,564,292    $249,986,675     $20,616,905
Accumulated undistributed net investment income (loss).....          --        921,944           13,866
Accumulated undistributed net realized gain (loss) on
  investments sold, securities sold short, futures and
  swaps....................................................    (768,396)    (1,287,735)          (2,775)
Net unrealized appreciation (depreciation) on:
  Investments..............................................          --      1,619,770               --
  Short positions..........................................          --             --               --
  Futures..................................................     (75,073)            --               --
                                                             ----------    ------------     -----------
    Total Net Assets.......................................  $4,720,823    $251,240,654     $20,627,996
                                                             ==========    ============     ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- INVESTOR CLASS:
Net assets.................................................  $4,720,823    $251,240,654     $20,627,996
Shares outstanding
(unlimited shares of beneficial interest authorized, no par
  value)...................................................     262,784     12,343,423       20,627,774
Net Asset Value, Redemption Price and Offering Price Per
  Share....................................................  $    17.96    $     20.35      $      1.00
                                                             ==========    ============     ===========
Cost of Investments........................................  $4,495,688    $218,885,001     $24,076,904
                                                             ==========    ============     ===========

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2004

POTOMAC FUNDS                                                 U.S./SHORT     OTC PLUS      SMALL CAP     SMALL CAP/
                                                                 FUND          FUND        PLUS FUND     SHORT FUND
                                                              -----------   -----------   -----------   ------------
INVESTMENT INCOME:
Dividend income (net of foreign withholding tax of $232 for
  the OTC Plus Fund)........................................  $        --   $    50,095   $       --    $         --
Interest income.............................................       80,650        14,102      311,947         108,138
                                                              -----------   -----------   -----------   ------------
    Total investment income.................................       80,650        64,197      311,947         108,138
                                                              -----------   -----------   -----------   ------------
EXPENSES:
Investment advisory fees....................................       96,645       157,560      358,611         141,183
Distribution expenses.......................................           --        71,842      220,031              --
Administration fees.........................................       16,790        18,745       24,086          18,103
Shareholder servicing fees..................................        6,890        13,404       29,998           9,946
Fund accounting fees........................................       22,683        28,265       30,092          24,049
Custody fees................................................        3,742         7,342       16,728           5,464
Federal and state registration..............................       40,465        28,237       79,225          80,466
Professional fees...........................................       17,541        27,676       44,812          23,380
Reports to shareholders.....................................        3,778         7,411       16,878           5,514
Directors' fees and expenses................................        1,823         3,576        8,145           2,660
Other.......................................................        1,825         3,580        8,154           2,663
                                                              -----------   -----------   -----------   ------------
    Total expenses before waiver, reimbursement of expenses
      and dividends on short positions......................      212,182       367,638      836,760         313,428
    Less: Waiver of expenses and reimbursement from
      Advisor...............................................       (2,785)           --           --          (7,533)
                                                              -----------   -----------   -----------   ------------
    Net expenses before dividends on short positions........      209,397       367,638      836,760         305,895
    Dividends on short positions............................       98,003            --           --              --
                                                              -----------   -----------   -----------   ------------
    Total expenses..........................................      307,400       367,638      836,760         305,895
                                                              -----------   -----------   -----------   ------------
NET INVESTMENT INCOME (LOSS)................................     (226,750)     (303,441)    (524,813)       (197,757)
                                                              -----------   -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments...............................................           --     3,638,882           --              --
  Short positions...........................................     (903,035)           --           --              --
  Futures...................................................     (577,869)      285,150       77,933        (916,318)
  Swaps.....................................................     (848,324)           --   10,916,567      (9,395,273)
                                                              -----------   -----------   -----------   ------------
                                                               (2,329,228)    3,924,032   10,994,500     (10,311,591)
                                                              -----------   -----------   -----------   ------------
Change in unrealized appreciation (depreciation) on:
  Investments...............................................           --    (3,675,099)          --              --
  Short positions...........................................      193,095            --           --              --
  Futures...................................................      (64,781)     (580,901)    (137,510)       (324,240)
  Swaps.....................................................      115,081            --   (2,994,376)        622,152
                                                              -----------   -----------   -----------   ------------
                                                                  243,395    (4,256,000)  (3,131,886)        297,912
                                                              -----------   -----------   -----------   ------------
    Net realized and unrealized gain (loss) on
      investments...........................................   (2,085,833)     (331,968)   7,862,614     (10,013,679)
                                                              -----------   -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(2,312,583)  $  (635,409)  $7,337,801    $(10,211,436)
                                                              ===========   ===========   ===========   ============

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2004

                                                                                                        EVOLUTION
                                                                                    HORIZON              MANAGED
                                                                                      FUND              BOND FUND
POTOMAC FUNDS                                DOW 30 PLUS         WARWICK       OCTOBER 1, 2003(1)    APRIL 1, 2004(1)
                                                 FUND             FUND         TO AUGUST 31, 2004   TO AUGUST 31, 2004
                                            --------------   ---------------   ------------------   ------------------
INVESTMENT INCOME:
Dividend income (net of foreign
  withholding tax of $4,753 for the
  Horizon Fund)...........................   $   488,148       $    16,505        $   500,682          $   288,604
Interest income...........................        13,794           168,904             16,031                   --
                                             -----------       -----------        -----------          -----------
    Total investment income...............       501,942           185,409            516,713              288,604
                                             -----------       -----------        -----------          -----------
EXPENSES:
Investment advisory fees..................       185,158           188,703            479,862               58,344
Distribution expenses.....................        88,962            47,176            119,965                   --
Administration fees.......................        19,383            18,642             17,779                6,924
Shareholder servicing fees................        15,402            11,988             30,085                3,718
Fund accounting fees......................        26,437            26,509             30,295               10,218
Custody fees..............................         8,637             6,592             16,731                2,027
Federal and state registration............        33,587             9,436             22,577               12,469
Professional fees.........................        29,836            25,426             62,188               24,755
Reports to shareholders...................         8,716            10,854             20,496                6,903
Directors' fees and expenses..............         4,206             3,210              8,149                  987
Other.....................................        11,711             3,530              6,916                1,376
                                             -----------       -----------        -----------          -----------
    Total expenses before waiver,
      reimbursement of expenses and
      dividends on short positions........       432,035           352,066            815,043              127,721
    Less: Waiver of expenses and
      reimbursement from Advisor..........            --                --                 --              (11,033)
                                             -----------       -----------        -----------          -----------
    Net expenses before dividends on short
      positions...........................       432,035           352,066            815,043              116,688
    Dividends on short positions..........            --                --              3,385               15,658
                                             -----------       -----------        -----------          -----------
    Total expenses........................       432,035           352,066            818,428              132,346
                                             -----------       -----------        -----------          -----------
NET INVESTMENT INCOME (LOSS)..............        69,907          (166,657)          (301,715)             156,258
                                             -----------       -----------        -----------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................     1,879,220        (1,131,052)          (586,279)          (1,452,557)
  Short positions.........................            --                --                962              (73,470)
  Futures.................................       481,254          (245,502)          (846,425)                  --
  Swaps...................................            --          (621,084)            89,658                   --
                                             -----------       -----------        -----------          -----------
                                               2,360,474        (1,997,638)        (1,342,084)          (1,526,027)
                                             -----------       -----------        -----------          -----------
Change in unrealized appreciation
  (depreciation) on:
  Investments.............................      (820,886)               --           (107,857)             448,450
  Short positions.........................            --                --                 --                   --
  Futures.................................       (81,414)               --           (478,212)                  --
  Swaps...................................            --                --                985                   --
                                             -----------       -----------        -----------          -----------
                                                (902,300)               --           (585,084)             448,450
                                             -----------       -----------        -----------          -----------
    Net realized and unrealized gain
      (loss) on investments...............     1,458,174        (1,997,638)        (1,927,168)          (1,077,577)
                                             -----------       -----------        -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............   $ 1,528,081       $(2,164,295)       $(2,228,883)         $  (921,319)
                                             ===========       ===========        ===========          ===========

(1) Commencement of operations.

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2004

                                                EVOLUTION MANAGED                             DYNAMIC HY
                                                   EQUITY FUND        CONTRABOND FUND         BOND FUND        U.S. GOVERNMENT
                                               April 1, 2004(1) to   May 17, 2004(1) to   July 1, 2004(1) to    MONEY MARKET
                                                 August 31, 2004      August 31, 2004      August 31, 2004          FUND
POTOMAC FUNDS                                  -------------------   ------------------   ------------------   ---------------
INVESTMENT INCOME:
Dividend income..............................      $    42,427            $      --           $       --          $     --
Interest income..............................               --               19,728            1,176,426           210,883
                                                   -----------            ---------           ----------          --------
    Total investment income..................           42,427               19,728            1,176,426           210,883
                                                   -----------            ---------           ----------          --------
EXPENSES:
Investment advisory fees.....................           53,828               12,812              127,235            94,649
Distribution expenses........................               --                   --               26,179                --
Administration fees..........................            6,936                5,699                2,879            18,178
Shareholder servicing fees...................            3,439                1,017                9,236            11,798
Fund accounting fees.........................           14,011                8,013                4,880            24,135
Custody fees.................................            1,870                  592                5,826             6,601
Federal and state registration...............           12,293                8,278               25,912            43,161
Professional fees............................           24,323               20,199               31,120            34,094
Reports to shareholders......................            6,745                9,787               15,078             6,662
Directors' fees and expenses.................              912                  288                2,837             3,215
Other........................................            1,299                  724                3,288             3,728
                                                   -----------            ---------           ----------          --------
    Total expenses before waiver,
      reimbursement of expenses and dividends
      on short positions.....................          125,656               67,409              254,470           246,221
    Less: Waiver of expenses and
      reimbursement from Advisor.............          (17,999)             (37,516)                  --           (58,023)
                                                   -----------            ---------           ----------          --------
    Net expenses before dividends on short
      positions..............................          107,657               29,893              254,470           188,198
    Dividends on short positions.............               --                   --                   --                --
                                                   -----------            ---------           ----------          --------
    Total expenses...........................          107,657               29,893              254,470           188,198
                                                   -----------            ---------           ----------          --------
NET INVESTMENT INCOME (LOSS)                           (65,230)             (10,165)             921,956            22,685
                                                   -----------            ---------           ----------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on:
  Investments................................       (2,225,769)                  --           (1,287,747)                2
  Short positions............................            3,661                   --                   --                --
  Futures....................................               --             (768,396)                  --                --
                                                   -----------            ---------           ----------          --------
                                                    (2,222,108)            (768,396)          (1,287,747)                2
                                                   -----------            ---------           ----------          --------
Change in unrealized appreciation
  (depreciation) on:
  Investments................................          267,336                   --            1,619,770                --
  Short positions............................               --                   --                   --                --
  Futures....................................               --              (75,073)                  --                --
                                                   -----------            ---------           ----------          --------
                                                       267,336              (75,073)           1,619,770                --
                                                   -----------            ---------           ----------          --------
    Net realized and unrealized gain (loss)
      on investments.........................       (1,954,772)            (843,469)             332,023                 2
                                                   -----------            ---------           ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $(2,020,002)           $(853,634)          $1,253,979          $ 22,687
                                                   ===========            =========           ==========          ========

(1) Commencement of operations.

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                AUGUST 31, 2004

                                                                   U.S./SHORT FUND                      OTC PLUS FUND
                                                          ---------------------------------   ---------------------------------
POTOMAC FUNDS                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                          August 31, 2004   August 31, 2003   August 31, 2004   August 31, 2003
                                                          ---------------   ---------------   ---------------   ---------------
OPERATIONS:
Net investment income (loss)............................   $   (226,750)     $    (406,833)    $    (303,441)    $    (364,181)
Net realized gain (loss) on investments sold, securities
  sold short, futures and swaps.........................     (2,329,228)        (3,284,778)        3,924,032        (8,352,575)
Change in unrealized appreciation (depreciation) on
  investments, short positions, futures and swaps.......        243,395         (1,786,733)       (4,256,000)       11,372,862
                                                           ------------      -------------     -------------     -------------
    Net increase (decrease) in net assets resulting from
      operations........................................     (2,312,583)        (5,478,344)         (635,409)        2,656,106
                                                           ------------      -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR CLASS:
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:
Proceeds from shares sold...............................     70,949,656        356,108,951       153,304,163       260,780,020
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................             --                 --                --                --
Cost of shares redeemed.................................    (71,184,996)      (347,835,170)     (169,863,894)     (291,748,656)
Conversion from Broker Class............................             --                 --                --           343,577
                                                           ------------      -------------     -------------     -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................       (235,340)         8,273,781       (16,559,731)      (30,625,059)
                                                           ------------      -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:
Proceeds from shares sold...............................                        16,168,878                             512,160
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................                                --                                  --
Cost of shares redeemed.................................                       (16,062,811)                           (838,636)
                                                                             -------------                       -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                           106,067                            (326,476)
                                                                             -------------                       -------------
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:
Proceeds from shares sold...............................                                                                12,320
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................                                                                    --
Cost of shares redeemed.................................                                                               (96,523)
Conversion to Investor Class............................                                                              (343,577)
                                                                                                                 -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                                                              (427,780)
                                                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................     (2,547,923)         2,901,504       (17,195,140)      (28,723,209)
                                                           ------------      -------------     -------------     -------------
NET ASSETS:
Beginning of period.....................................     11,631,881          8,730,377        29,092,879        57,816,088
                                                           ------------      -------------     -------------     -------------
End of period...........................................   $  9,083,958      $  11,631,881     $  11,897,739     $  29,092,879
                                                           ============      =============     =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS), END OF
  PERIOD................................................   $         --      $          --     $          --     $          --
                                                           ------------      -------------     -------------     -------------

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                AUGUST 31, 2004

                                                                 SMALL CAP PLUS FUND                SMALL CAP/SHORT FUND
                                                          ---------------------------------   ---------------------------------
POTOMAC FUNDS                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                          August 31, 2004   August 31, 2003   August 31, 2004   August 31, 2003
                                                          ---------------   ---------------   ---------------   ---------------
OPERATIONS:
Net investment income (loss)............................   $    (524,813)    $    (428,220)    $    (197,757)    $    (456,004)
Net realized gain (loss) on investments sold, securities
  sold short, futures and swaps.........................      10,994,500        (2,033,731)      (10,311,591)       (7,559,794)
Change in unrealized appreciation (depreciation) on
  investments, short positions, futures and swaps.......      (3,131,886)        3,547,604           297,912          (401,538)
                                                           -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets resulting from
      operations........................................       7,337,801         1,085,653       (10,211,436)       (8,417,336)
                                                           -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR CLASS:
Net investment income...................................                                            (102,046)               --
Net realized gains......................................                                                  --        (2,812,521)
                                                                                               -------------     -------------
    Total distributions.................................                                            (102,046)       (2,812,521)
                                                                                               -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR CLASS:
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
DISTRIBUTIONS TO SHAREHOLDERS - BROKER CLASS:
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:
Proceeds from shares sold...............................     326,816,193       446,980,621       509,319,232       723,817,382
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................              --                --            97,849         2,742,697
Cost of shares redeemed.................................    (379,716,954)     (400,823,397)     (508,650,464)     (737,114,927)
Conversion from Broker Class............................              --           849,105                --                --
                                                           -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................     (52,900,761)       47,006,329           766,617       (10,554,848)
                                                           -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:
Proceeds from shares sold...............................                         4,300,494
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................                                --
Cost of shares redeemed.................................                        (4,645,047)
                                                                             -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                          (344,553)
                                                                             -------------
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:
Proceeds from shares sold...............................                            64,072
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................                                --
Cost of shares redeemed.................................                        (9,148,553)
Conversion to Investor Class............................                          (849,105)
                                                                             -------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                        (9,933,586)
                                                                             -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................     (45,562,960)       37,813,843        (9,546,865)      (21,784,705)
                                                           -------------     -------------     -------------     -------------
NET ASSETS:
Beginning of period.....................................      53,825,601        16,011,758        17,275,797        39,060,502
                                                           -------------     -------------     -------------     -------------
End of period...........................................   $   8,262,641     $  53,825,601     $   7,728,932     $  17,275,797
                                                           =============     =============     =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS), END OF
  PERIOD................................................   $          --     $          --     $          --     $          --
                                                           -------------     -------------     -------------     -------------

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                AUGUST 31, 2004

                                                                   DOW 30 PLUS FUND              WARWICK FUND
                                                          ----------------------------------   ----------------
POTOMAC FUNDS                                                Year Ended        Year Ended         Year Ended
                                                          August 31, 2004    August 31, 2003   August 31, 2004
                                                          ----------------   ---------------   ----------------
OPERATIONS:.............................................
Net investment income (loss)............................   $      69,907      $    104,004       $   (166,657)
Net realized gain (loss) on investments sold, securities
  sold short, futures and swaps.........................       2,360,474        (9,455,066)        (1,997,638)
Change in unrealized appreciation (depreciation) on
  investments, short positions, futures and swaps.......        (902,300)        2,275,441                 --
                                                           -------------      ------------       ------------
Net increase (decrease) in net assets resulting from
  operations............................................       1,528,081        (7,075,621)        (2,164,295)
                                                           -------------      ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR CLASS:.........
Net investment income...................................        (105,131)          (13,390)
Net realized gains......................................              --                --
                                                           -------------      ------------
    Total distributions.................................        (105,131)          (13,390)
                                                           -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR CLASS:..........
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
DISTRIBUTIONS TO SHAREHOLDERS - BROKER CLASS:...........
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:............
Proceeds from shares sold...............................     108,884,148       301,834,656            386,597
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................         101,639            12,956                 --
Cost of shares redeemed.................................    (131,560,733)     (316,717,710)       (15,145,415)
Conversion from Broker Class............................              --           525,783                 --
                                                           -------------      ------------       ------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................     (22,574,946)      (14,344,315)       (14,758,818)
                                                           -------------      ------------       ------------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:.............
Proceeds from shares sold...............................                        21,946,379
Proceeds from shares issued to holders in reinvestment
  of dividends                                                                          --
Cost of shares redeemed                                                        (21,976,762)
                                                                              ------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                           (30,383)
                                                                              ------------
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:..............
Proceeds from shares sold...............................                           106,344
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................                                --
Cost of shares redeemed.................................                           (97,090)
Conversion to Investor Class............................                          (525,783)
                                                                              ------------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................                          (516,529)
                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................     (21,151,996)      (21,980,238)       (16,923,113)
                                                           -------------      ------------       ------------
NET ASSETS:.............................................
Beginning of period.....................................      32,616,434        54,596,672         28,128,648
                                                           -------------      ------------       ------------
End of period...........................................   $  11,464,438      $ 32,616,434       $ 11,205,535
                                                           =============      ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS), END OF
  PERIOD................................................   $      68,788      $    104,004       $         --
                                                           -------------      ------------       ------------

                                                             WARWICK FUND
                                                          -------------------
POTOMAC FUNDS                                             November 1, 2002(1)
                                                          to August 31, 2003
                                                          -------------------
OPERATIONS:.............................................
Net investment income (loss)............................      $  (203,503)
Net realized gain (loss) on investments sold, securities
  sold short, futures and swaps.........................       (2,118,904)
Change in unrealized appreciation (depreciation) on
  investments, short positions, futures and swaps.......               --
                                                              -----------
Net increase (decrease) in net assets resulting from
  operations............................................       (2,322,407)
                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR CLASS:.........
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR CLASS:..........
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
DISTRIBUTIONS TO SHAREHOLDERS - BROKER CLASS:...........
Net investment income...................................
Net realized gains......................................
    Total distributions.................................
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:............
Proceeds from shares sold...............................       40,278,768
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................               --
Cost of shares redeemed.................................       (9,827,713)
Conversion from Broker Class............................               --
                                                              -----------
    Net increase (decrease) in net assets resulting from
      capital share transactions........................       30,451,055
                                                              -----------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:.............
Proceeds from shares sold...............................
Proceeds from shares issued to holders in reinvestment
  of dividends
Cost of shares redeemed
    Net increase (decrease) in net assets resulting from
      capital share transactions........................
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:..............
Proceeds from shares sold...............................
Proceeds from shares issued to holders in reinvestment
  of dividends..........................................
Cost of shares redeemed.................................
Conversion to Investor Class............................
    Net increase (decrease) in net assets resulting from
      capital share transactions........................
TOTAL INCREASE (DECREASE) IN NET ASSETS.................       28,128,648
                                                              -----------
NET ASSETS:.............................................
Beginning of period.....................................               --
                                                              -----------
End of period...........................................      $28,128,648
                                                              ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS), END OF
  PERIOD................................................      $        --
                                                              -----------

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                AUGUST 31, 2004

                                                                        EVOLUTION             EVOLUTION
                                                                       MANAGED BOND        MANAGED EQUITY          CONTRABOND
                                                  HORIZON FUND             FUND                 FUND                  FUND
POTOMAC FUNDS                                  ------------------   ------------------   -------------------   ------------------
                                               October 1, 2003(1)    April 1, 2004(1)     April 1, 2004(1)      May 17, 2004(1)
                                               to August 31, 2004   to August 31, 2004   to August 31, 2004    to August 31, 2004
                                               ------------------   ------------------   -------------------   ------------------
OPERATIONS:
Net investment income (loss).................     $   (301,715)       $     156,258         $    (65,230)        $     (10,165)
Net realized gain (loss) on investments sold,
  securities sold short, futures and swaps...       (1,342,084)          (1,526,027)          (2,222,108)             (768,396)
Change in unrealized appreciation
  (depreciation) on investments, short
  positions, futures and swaps...............         (585,084)             448,450              267,336               (75,073)
                                                  ------------        -------------         ------------         -------------
    Net increase (decrease) in net assets
      resulting from operations..............       (2,228,883)            (921,319)          (2,020,002)             (853,634)
                                                  ------------        -------------         ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR
  CLASS:
Net investment income........................               --
Net realized gains...........................       (1,488,756)
                                                  ------------
    Total distributions......................       (1,488,756)
                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR
  CLASS:
Net investment income........................
Net realized gains...........................
    Total distributions......................
DISTRIBUTIONS TO SHAREHOLDERS - BROKER CLASS:
Net investment income........................
Net realized gains...........................
    Total distributions......................
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:
Proceeds from shares sold....................       73,164,698           22,031,014           23,986,637            17,287,428
Proceeds from shares issued to holders in
  reinvestment of dividends..................        1,488,756                   --                                         --
Cost of shares redeemed......................      (29,975,935)          (5,144,836)          (9,158,541)          (11,712,971)
                                                  ------------        -------------         ------------         -------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...........................       44,677,519           16,886,178           14,828,096             5,574,457
                                                  ------------        -------------         ------------         -------------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:
Proceeds from shares sold....................
Proceeds from shares issued to holders in
  reinvestment of dividends..................
Cost of shares redeemed......................
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...........................
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:
Proceeds from shares sold....................
Proceeds from shares issued to holders in
  reinvestment of dividends..................
Cost of shares redeemed......................
Conversion to Investor Class.................
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...........................
TOTAL INCREASE (DECREASE) IN NET ASSETS......       40,959,880           15,964,859           12,808,094             4,720,823
                                                  ------------        -------------         ------------         -------------
NET ASSETS:
Beginning of period..........................               --                   --                   --                    --
                                                  ------------        -------------         ------------         -------------
End of period................................     $ 40,959,880        $  15,964,859         $ 12,808,094         $   4,720,823
                                                  ============        =============         ============         =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS),
  END OF PERIOD..............................     $         --        $     156,258         $         --         $          --
                                                  ------------        -------------         ------------         -------------

(1) Commencement of operations.

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                AUGUST 31, 2004

                                                               DYNAMIC
                                                             HY BOND FUND         U.S. GOVERNMENT MONEY MARKET FUND
                                                          ------------------   ---------------------------------------
POTOMAC FUNDS                                              July 1, 2004(1)         Year Ended           Year Ended
                                                          to August 31, 2004    August 31, 2004      August 31, 2003
                                                          ------------------   ------------------   ------------------
OPERATIONS:
Net investment income (loss)...........................      $    921,956        $      22,685         $    124,523
Net realized gain (loss) on investments sold,
  securities sold short, futures and swaps.............        (1,287,747)                   2                   --
Change in unrealized appreciation (depreciation) on
  investments, short positions, futures and swaps......         1,619,770                   --                   --
                                                             ------------        -------------         ------------
    Net increase (decrease) in net assets resulting
      from operations..................................         1,253,979               22,687              124,523
                                                             ------------        -------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS - INVESTOR CLASS:
Net investment income..................................                                (22,462)            (121,180)
Net realized gains.....................................                                     (2)                  --
                                                                                 -------------         ------------
    Total distributions................................                                (22,464)            (121,180)
                                                                                 -------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR CLASS:
Net investment income..................................                                                      (1,226)
Net realized gains.....................................                                                          --
                                                                                                       ------------
    Total distributions................................                                                      (1,226)
                                                                                                       ------------
DISTRIBUTIONS TO SHAREHOLDERS - BROKER CLASS:
Net investment income
Net realized gains.....................................                                                      (2,117)
    Total distributions................................                                                          --
                                                                                                       ------------
                                                                                                             (2,117)
                                                                                                       ------------
CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS:
Proceeds from shares sold..............................       338,457,051          366,208,172          549,844,726
Proceeds from shares issued to holders in reinvestment
  of dividends.........................................                --               15,519              100,322
Cost of shares redeemed................................       (88,470,376)        (366,982,466)        (582,638,335)
Conversion from Broker Class...........................                --                   --            3,276,444
                                                             ------------        -------------         ------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..................       249,986,675             (758,775)         (29,416,843)
                                                             ------------        -------------         ------------
CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS:
Proceeds from shares sold..............................                                                  36,891,762
Proceeds from shares issued to holders in reinvestment
  of dividends.........................................                                                       1,033
Cost of shares redeemed................................                                                 (43,786,703)
                                                                                                       ------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..................                                                  (6,893,908)
                                                                                                       ------------
CAPITAL SHARE TRANSACTIONS - BROKER CLASS:
Proceeds from shares sold..............................                                                   8,117,639
Proceeds from shares issued to holders in reinvestment
  of dividends.........................................                                                       1,960
Cost of shares redeemed................................                                                  (7,910,524)
Conversion to Investor Class...........................                                                  (3,276,444)
                                                                                                       ------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..................                                                  (3,067,369)
                                                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................       251,240,654             (758,552)         (39,378,120)
                                                             ------------        -------------         ------------
NET ASSETS:
Beginning of period....................................                --           21,386,548           60,764,668
                                                             ------------        -------------         ------------
End of period..........................................      $251,240,654        $  20,627,996         $ 21,386,548
                                                             ============        =============         ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS), END OF
  PERIOD...............................................      $    921,944        $      13,866         $     13,645
                                                             ------------        -------------         ------------

(1) Commencement of operations.
                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                                               For a fund share outstanding
                                                  throughout the period
POTOMAC FUNDS

                                                          U.S./SHORT FUND
                                                 ---------------------------------
                                                          INVESTOR CLASS
                                                 ---------------------------------
                                                 Year Ended          Year Ended
                                                 August 31,          August 31,
                                                    2004                2003
                                                 -----------        ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $    35.66         $     42.52
                                                 ----------         -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)................       (0.69)(8,10)        (1.01)(7)
Net realized and unrealized gain (loss) on
  investments(2)...............................       (3.62)(10)          (5.85)
                                                 ----------         -----------
    Total from investment operations...........       (4.31)              (6.86)
                                                 ----------         -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...........          --                  --
Distributions from realized gains..............          --                  --
                                                 ----------         -----------
    Total distributions........................          --                  --
                                                 ----------         -----------
NET ASSET VALUE, END OF PERIOD.................  $    31.35         $     35.66
                                                 ==========         ===========
TOTAL RETURN(3)................................      (12.09)%            (16.13)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period......................  $9,083,958         $11,631,881
Ratio of net expenses to average net assets:
  Before expense reimbursement.................        1.98%(10)           1.95%(5)
  After expense reimbursement..................        1.95%(10)           1.95%(5)
  Including dividends on short positions.......        2.86%               3.91%(5)
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement.................       (2.14)%(10)         (2.42)%(5)
  After expense reimbursement..................       (2.11)%(9,10)       (2.42)%(5,6)
Portfolio turnover rate(4).....................           0%                472%

                                                               U.S./SHORT FUND
                                                 --------------------------------------------
                                                                INVESTOR CLASS
                                                 --------------------------------------------
                                                 Year Ended       Year Ended      Year Ended
                                                 August 31,       August 31,      August 31,
                                                    2002             2001            2000
                                                 -----------     ------------     -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $    37.42      $     29.33      $    34.39
                                                 ----------      -----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)................       (0.52)(7)         0.62(7)         0.70(7)
Net realized and unrealized gain (loss) on
  investments(2)...............................        5.81             8.74           (5.76)
                                                 ----------      -----------      ----------
    Total from investment operations...........        5.29             9.36           (5.06)
                                                 ----------      -----------      ----------
LESS DISTRIBUTIONS:
Dividends from net investment income...........       (0.19)           (1.27)             --
Distributions from realized gains..............          --               --              --
                                                 ----------      -----------      ----------
    Total distributions........................       (0.19)           (1.27)             --
                                                 ----------      -----------      ----------
NET ASSET VALUE, END OF PERIOD.................  $    42.52      $     37.42      $    29.33
                                                 ==========      ===========      ==========
TOTAL RETURN(3)................................       14.23%           32.49%         (14.71)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period......................  $8,730,064      $20,740,626      $1,964,139
Ratio of net expenses to average net assets:
  Before expense reimbursement.................        2.27%            3.41%           2.28%
  After expense reimbursement..................        1.85%            1.65%           1.62%
  Including dividends on short positions.......        2.67%            2.15%           2.05%
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement.................       (1.70)%           0.10%           1.46%
  After expense reimbursement..................       (1.28)%(6)        1.86%(6)        2.12%(6)
Portfolio turnover rate(4).....................       2,471%             867%            781%

 (1) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (2) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (3) All returns reflect reinvested dividends but do not reflect the impact of taxes.

 (4) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

 (5) The ratio includes Advisor expense recovery of 0.16%.

 (6) The net investment income (loss) ratio included dividends on short positions and interest income on swap contracts. The ratio excluding dividends on short positions and interest income on swap contracts for the years ended August 31, 2003, 2002, 2001 and 2000 was (1.16)%, (0.46)%,
     2.36% and 2.55%, respectively.

 (7) Net investment income (loss) before dividends on short positions and interest income on swap contracts for the years ended August 31, 2003, 2002, 2001, and 2000 was ($0.48), ($0.19), $0.78 and $0.84, respectively.

 (8) Net Investment Income (loss) before dividends on short positions for the year ended August 31, 2004 was ($0.39).

 (9) Net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended August 31, 2004 was (1.20)%.

(10) Effective September 1, 2003, the Fund has changed its method of accounting for all swap contracts as disclosed in Footnote 7. The effect of this change for the year ended August 31, 2004, was to increase (decrease) net investment income per share by ($0.04) and increase net realized and unrealized gain (loss) on investment transactions per share by $0.04, and increase (decrease) the ratios of net investment income and expenses to average net assets by (0.13%) and 0.13%, respectively.
                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                          For a fund share outstanding throughout the period
POTOMAC FUNDS

                                                                OTC PLUS FUND
                                ------------------------------------------------------------------------------
                                                                INVESTOR CLASS
                                ------------------------------------------------------------------------------
                                   Year Ended         Year Ended          Year Ended           Year Ended
                                August 31, 2004    August 31, 2003    August 31, 2002(5)   August 31, 2001(5)
                                ----------------   ----------------   ------------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................    $     37.76        $     25.36         $     46.16           $    176.52
                                  -----------        -----------         -----------           -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(1)...................          (0.59)             (0.46)              (0.64)                (1.20)
Net realized and unrealized
  gain (loss) on
  investments(2)..............           0.56              12.86              (20.16)              (129.16)
                                  -----------        -----------         -----------           -----------
    Total from investment
      operations..............          (0.03)             12.40              (20.80)              (130.36)
                                  -----------        -----------         -----------           -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................             --                 --                  --                    --
Distributions from realized
  gains.......................             --                 --                  --                    --
                                  -----------        -----------         -----------           -----------
    Total distributions.......             --                 --                  --                    --
                                  -----------        -----------         -----------           -----------
NET ASSET VALUE, END OF
  PERIOD......................    $     37.73        $     37.76         $     25.36           $     46.16
                                  ===========        ===========         ===========           ===========
TOTAL RETURN(3)...............          (0.08)%            48.90%             (45.06)%              (73.85)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....    $11,897,739        $29,092,879         $57,233,878           $35,668,601
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement.............           1.75%              1.75%               1.66%                 1.50%
  After expense
    reimbursement.............           1.75%              1.75%               1.66%                 1.50%
Ratio of net investment income
  (loss) to average net
  assets:
  Before expense
    reimbursement.............          (1.45)%            (1.57)%             (1.55)%               (1.32)%
  After expense
    reimbursement.............          (1.45)%            (1.57)%             (1.55)%               (1.32)%
Portfolio turnover rate(4)....            284%               670%                450%                  392%

                                  OTC PLUS FUND
                                ------------------
                                  INVESTOR CLASS
                                ------------------
                                    Year Ended
                                August 31, 2000(5)
                                ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................     $      98.40
                                   ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(1)...................            (1.96)
Net realized and unrealized
  gain (loss) on
  investments(2)..............            80.20
                                   ------------
    Total from investment
      operations..............            78.24
                                   ------------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................               --
Distributions from realized
  gains.......................            (0.12)
                                   ------------
    Total distributions.......            (0.12)
                                   ------------
NET ASSET VALUE, END OF
  PERIOD......................     $     176.52
                                   ============
TOTAL RETURN(3)...............            79.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....     $184,751,134
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement.............             1.50%(6)
  After expense
    reimbursement.............             1.50%(6)
Ratio of net investment income
  (loss) to average net
  assets:
  Before expense
    reimbursement.............            (1.26)%(6)
  After expense
    reimbursement.............            (1.26)%(6)
Portfolio turnover rate(4)....              378%

(1) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(2) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(3) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities.

(5) The per share data reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.

(6) Ratio includes Advisor expense recovery of 0.08%.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                                         For a fund share outstanding throughout
                                                       the period
POTOMAC FUNDS

                                                   SMALL CAP PLUS FUND
                                  -----------------------------------------------------
                                                     INVESTOR CLASS
                                  -----------------------------------------------------
                                   Year Ended       Year Ended         Year Ended
                                   August 31,       August 31,         August 31,
                                      2004             2003             2002 (6)
                                  ------------      -----------        -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $    41.75       $     32.84        $    42.08
                                   ----------       -----------        ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(1).....................        (0.52)(10)        (0.44)(9)         (0.04)(9)
Net realized and unrealized gain
  (loss) on investments(2)......         4.22(10)          9.35             (8.80)
                                   ----------       -----------        ----------
    Total from investment
      operations................         3.70              8.91             (8.84)
                                   ----------       -----------        ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income........................           --                --             (0.40)
Distributions from realized
  gains.........................           --                --                --
                                   ----------       -----------        ----------
    Total distributions.........           --                --             (0.40)
                                   ----------       -----------        ----------
NET ASSET VALUE, END OF
  PERIOD........................   $    45.45       $     41.75        $    32.84
                                   ==========       ===========        ==========
TOTAL RETURN(3).................         8.86%            27.13%           (21.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......   $8,262,641       $53,825,601        $5,352,132
Ratio of net expenses to average
  net assets:
  Before expense
    reimbursement...............         1.75%(10)         1.75%             1.71%
  After expense reimbursement...         1.75%(10)         1.75%             1.71%
  Including interest expense....                           3.71%(7)          1.80%(7)
Ratio of net investment income
  (loss) to average net assets:
  Before expense
    reimbursement...............        (1.10)%(10)       (1.30)%           (0.13)%
  After expense reimbursement...        (1.10)%(10)       (1.30)%(8)        (0.13)%(8)
Portfolio turnover rate(4)......            0%                0%              647%

                                     SMALL CAP PLUS FUND
                                  --------------------------
                                        INVESTOR CLASS
                                  --------------------------
                                  Year Ended     Year Ended
                                  August 31,     August 31,
                                   2001 (6)       2000 (6)
                                  -----------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD........................  $    50.32     $     44.40
                                  ----------     -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(1).....................        0.92            0.76
Net realized and unrealized gain
  (loss) on investments(2)......       (9.16)           5.68
                                  ----------     -----------
    Total from investment
      operations................       (8.24)           6.44
                                  ----------     -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income........................          --           (0.52)
Distributions from realized
  gains.........................          --              --
                                  ----------     -----------
    Total distributions.........          --           (0.52)
                                  ----------     -----------
NET ASSET VALUE, END OF
  PERIOD........................  $    42.08     $     50.32
                                  ==========     ===========
TOTAL RETURN(3).................      (16.38)%         14.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......  $6,479,334     $34,065,099
Ratio of net expenses to average
  net assets:
  Before expense
    reimbursement...............        1.50%           1.50%(5)
  After expense reimbursement...        1.50%           1.50%(5)
  Including interest expense....
Ratio of net investment income
  (loss) to average net assets:
  Before expense
    reimbursement...............        2.06%           1.55%(5)
  After expense reimbursement...        2.06%           1.55%(5)
Portfolio turnover rate(4)......         939%          3,390%

(1)  Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(2) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(3) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

(5)  Ratio includes Advisor expense recovery.

(6) The per share data reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.

(7) The operating expense ratio includes interest expense related to swap contracts.

(8) The net investment income (loss) ratio included interest expense related to swap contracts. The ratio excluding interest expense for the years ended August 31, 2003 and 2002 was 0.66% and (0.04)%, respectively.

(9) Net investment income (loss) before interest expense on swap contracts for the years ended August 31, 2003 and 2002 was $0.23 and ($0.02), respectively.

(10) Effective September 1, 2003, the Fund has changed its method of accounting for all swap contracts as disclosed in Footnote 7. The effect of this change for the year ended August 31, 2004 was to increase (decrease) net investment income per share by $0.19 and decrease net realized and unrealized gain (loss) on investment transactions per share by $0.19, and increase (decrease) the ratios of net investment income and expenses to average net assets by 0.40% and (0.40%), respectively.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                           For a fund share outstanding throughout the period
POTOMAC FUNDS

                                                                    SMALL CAP/SHORT FUND
                            -----------------------------------------------------------------------------------------------------
                                                                       INVESTOR CLASS
                            -----------------------------------------------------------------------------------------------------
                               Year Ended         Year Ended           Year Ended          Year Ended        December 21, 1999(1)
                            August 31, 2004    August 31, 2003      August 31, 2002     August 31, 2001       to August 31, 2000
                            ----------------   ----------------     ----------------    ----------------     --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD...............     $    31.77        $     49.82          $     48.84         $     43.37            $      50.00
                               ----------        -----------          -----------         -----------            ------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income
  (loss)(4)...............          (0.34)(11)         (0.67)(9)            (0.21)(9)            1.02(9)                 1.39
Net realized and
  unrealized gain (loss)
  on investments(6).......          (4.83)(11)        (11.76)                5.32                6.26                   (8.02)
                               ----------        -----------          -----------         -----------            ------------
    Total from investment
      operations..........          (5.17)            (12.43)                5.11                7.28                   (6.63)
                               ----------        -----------          -----------         -----------            ------------
LESS DISTRIBUTIONS:
Dividends from net
  investment income.......          (0.12)                --                (4.13)              (1.81)                     --
Distributions from
  realized gains..........             --              (5.62)                  --                  --                      --
                               ----------        -----------          -----------         -----------            ------------
    Total distributions...          (0.12)             (5.62)               (4.13)              (1.81)                     --
                               ----------        -----------          -----------         -----------            ------------
NET ASSET VALUE, END OF
  PERIOD..................     $    26.48        $     31.77          $     49.82         $     48.84            $      43.37
                               ==========        ===========          ===========         ===========            ============
TOTAL RETURN(7)...........         (16.33)%           (27.99)%              11.77%              16.75%                 (13.26)%(2)
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, end of
  period..................     $7,728,932        $17,275,797          $39,060,502         $30,567,680            $     36,969
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement.........           2.00%(11)          1.95%                1.89%               1.70%                   1.65%(3)
  After expense
    reimbursement.........           1.95%(11)          1.95%                1.89%               1.65%                   1.39%(3)
  Including dividends on
    short positions.......                              3.42%(10)            2.31%(10)           1.66%(10)
Ratio of net investment
  income (loss) to average
  net assets:
  Before expense
    reimbursement.........          (1.31)%(11)         (1.57)%             (0.46)%              2.09%                   3.50%(3)
  After expense
    reimbursement.........          (1.26)%(11)         (1.57)%(11)         (0.46)%(8)           2.14%(8)                3.76%(3)
Portfolio turnover
  rate(5).................              0%                 0%               1,476%              1,736%                    851%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts, swaps and repurchase agreements are deemed short-term securities.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

 (8) The net investment income (loss) ratio included dividends on short positions and interest income on swap contracts. The ratio excluding dividends on short positions and interest income on swap contracts for the years ended August 31, 2003, 2002 and 2001 was (1.15%), (0.16%) and 2.15%,
     respectively.

 (9) Net investment income (loss) before dividends on short positions and interest income on swap contracts for the years ended August 31, 2003, 2002 and 2001 was ($0.49), ($0.08) and $1.03, respectively.

(10) The operating expense ratio includes interest expense related to swap contracts.

(11) Effective September 1, 2003, the Fund has changed its method of accounting for all swap contracts as disclosed in Footnote 7. The effect of this change for the year ended August 31, 2004 was to increase (decrease) net investment income per share by $0.13 and decrease net realized and unrealized gain (loss) on investment transactions per share by $0.13, and increase (decrease) the ratios of net investment income and expenses to average net assets by 0.44% and (0.44%), respectively.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                           For a fund share outstanding throughout the period
POTOMAC FUNDS

                                                                       DOW 30 PLUS FUND
                                  ------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
                                  ------------------------------------------------------------------------------------------
                                    Year Ended            Year Ended              Year Ended               Year Ended
                                  August 31, 2004       August 31, 2003       August 31, 2002(8)       August 31, 2001(8)
                                  ---------------       ---------------       ------------------       ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $     27.91           $     25.56            $     31.04              $     37.28
                                    -----------           -----------            -----------              -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4).....................           0.09                  0.11                   0.04                     0.12
Net realized and unrealized gain
  (loss) on investments(6)......           2.78                  2.27                  (5.44)                   (6.36)
                                    -----------           -----------            -----------              -----------
    Total from investment
      operations................           2.87                  2.38                  (5.40)                   (6.24)
                                    -----------           -----------            -----------              -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income........................          (0.09)                (0.03)                 (0.08)                      --
Distributions from realized
  gains.........................             --                    --                     --                       --
                                    -----------           -----------            -----------              -----------
    Total distributions.........          (0.09)                (0.03)                 (0.08)                      --
                                    -----------           -----------            -----------              -----------
NET ASSET VALUE, END OF
  PERIOD........................    $     30.69           $     27.91            $     25.56              $     31.04
                                    ===========           ===========            ===========              ===========
TOTAL RETURN(7).................          10.27%                 9.32%                (17.45)%                 (16.74)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......    $11,464,438           $32,616,434            $53,986,006              $16,549,599
Ratio of net expenses to average
  net assets:
  Before expense
    reimbursement...............           1.75%                 1.75%                  1.70%(9)                 1.55%
  After expense reimbursement...           1.75%                 1.75%                  1.70%(9)                 1.50%
Ratio of net investment income
  (loss) to average net assets:
  Before expense
    reimbursement...............           0.28%                 0.43%                  0.15%(9)                 0.35%
  After expense reimbursement...           0.28%                 0.43%                  0.15%(9)                 0.40%
Portfolio turnover rate(5)......            236%                  979%                   983%                   1,415%

                                   DOW 30 PLUS FUND
                                  -------------------
                                    INVESTOR CLASS
                                  -------------------
                                  December 2, 1999(1)
                                  August 31, 2000(8)
                                  -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD........................      $     40.00
                                      -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4).....................             0.04
Net realized and unrealized gain
  (loss) on investments(6)......            (2.76)
                                      -----------
    Total from investment
      operations................            (2.72)
                                      -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income........................               --
Distributions from realized
  gains.........................               --
                                      -----------
    Total distributions.........               --
                                      -----------
NET ASSET VALUE, END OF
  PERIOD........................      $     37.28
                                      ===========
TOTAL RETURN(7).................            (6.80)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......      $18,509,233
Ratio of net expenses to average
  net assets:
  Before expense
    reimbursement...............             1.52%(3)
  After expense reimbursement...             1.50%(3)
Ratio of net investment income
  (loss) to average net assets:
  Before expense
    reimbursement...............             0.16%(3)
  After expense reimbursement...             0.18%(3)
Portfolio turnover rate(5)......            1,606%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(8) The per share data reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.

(9) Ratio includes Advisor expense recovery of 0.03%.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                           For a fund share outstanding throughout the period
POTOMAC FUNDS

                                                                                                                 EVOLUTION
                                                                                                                  MANAGED
                                                  WARWICK FUND                         HORIZON FUND              BOND FUND
                                    -----------------------------------------       ------------------       ------------------
                                                 INVESTOR CLASS                       INVESTOR CLASS           INVESTOR CLASS
                                    -----------------------------------------       ------------------       ------------------
                                      Year Ended          November 1, 2002(1)       October 1, 2003(1)        April 1, 2004(1)
                                    August 31, 2004       to August 31, 2003        to August 31, 2004       to August 31, 2004
                                    ---------------       -------------------       ------------------       ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................   $     18.64             $     20.00                $     20.00              $     20.00
                                      -----------             -----------                -----------              -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(4)....         (0.16)                  (0.12)                     (0.12)(8)                 0.21(8)
Net realized and unrealized gain
  (loss) on investments(6).........         (1.91)                  (1.24)                     (0.83)                   (1.48)
                                      -----------             -----------                -----------              -----------
  Total from investment
    operations.....................         (2.07)                  (1.36)                     (0.95)                   (1.27)
                                      -----------             -----------                -----------              -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................            --                      --                         --                       --
Distributions from realized
  gains............................            --                      --                      (0.58)                      --
                                      -----------             -----------                -----------              -----------
  Total distributions..............            --                      --                      (0.58)                      --
                                      -----------             -----------                -----------              -----------
NET ASSET VALUE, END OF PERIOD.....   $     16.57             $     18.64                $     18.47              $     18.73
                                      ===========             ===========                ===========              ===========
TOTAL RETURN(7)....................        (11.11)%                 (6.80)%(2)                 (5.06)%(2)               (6.35)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period..........   $11,205,535             $28,128,648                $40,959,880              $15,964,859
Ratio of net expenses to average
  net assets:
  Before expense reimbursement.....          1.87%                   1.88%(3)                   1.70%(3)                 2.19%(3)
  After expense reimbursement......          1.87%                   1.88%(3)                   1.70%(3)                 2.00%(3)
  Including dividends on short
    positions......................                                                             1.71%(3)                 2.27%(3)
Ratio of net investment income
  (loss) to average net assets:....
  Before expense reimbursement.....         (0.88)%                 (0.74)%(3)                 (0.63)%(3)                2.49%(3)
  After expense reimbursement......         (0.88)%                 (0.74)%(3)                 (0.63)%(3,9)              2.68%(3,9)
Portfolio turnover rate(5).........        14,277%                      0%                     1,413%                     536%

                                         EVOLUTION
                                          MANAGED
                                        EQUITY FUND
                                     ------------------
                                       INVESTOR CLASS
                                     ------------------
                                      April 1, 2004(1)
                                     to August 31, 2004
                                     ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $     20.00
                                        -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(4)....           (0.09)
Net realized and unrealized gain
  (loss) on investments(6).........           (2.36)
                                        -----------
  Total from investment
    operations.....................           (2.45)
                                        -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................              --
Distributions from realized
  gains............................              --
                                        -----------
  Total distributions..............              --
                                        -----------
NET ASSET VALUE, END OF PERIOD.....     $     17.55
                                        ===========
TOTAL RETURN(7)....................          (12.25)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period..........     $12,808,094
Ratio of net expenses to average
  net assets:
  Before expense reimbursement.....            2.34%(3)
  After expense reimbursement......            2.00%(3)
  Including dividends on short
    positions......................
Ratio of net investment income
  (loss) to average net assets:....
  Before expense reimbursement.....           (1.55)%(3,8)
  After expense reimbursement......           (1.21)%(3,8)
Portfolio turnover rate(5).........             558%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

 (8) Net investment income (loss) before dividends on short positions for the period ended August 31, 2004 was ($0.12) for the Horizon Fund and $0.23 for the Evolution Managed Bond Fund.

 (9) The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the period ended August 31, 2004 was (0.62%) for the Horizon Fund and 2.76% for the Evolution Managed Bond Fund.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                                                  For a fund share outstanding
                                                      throughout the period

POTOMAC FUNDS

                                                                                          DYNAMIC HY
                                                              CONTRABOND FUND             BOND FUND
                                                             ------------------       ------------------
                                                               INVESTOR CLASS           INVESTOR CLASS
                                                             ------------------       ------------------
                                                              May 17, 2004(1)          July 1, 2004(1)
                                                             to August 31, 2004       to August 31, 2004
                                                             ------------------       ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD........................      $    20.00             $      20.00
                                                                  ----------             ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).............................           (0.03)                    0.17
Net realized and unrealized gain (loss) on investments(6)...           (2.01)                    0.18
                                                                  ----------             ------------
  Total from investment operations..........................           (2.04)                    0.35
                                                                  ----------             ------------
LESS DISTRIBUTIONS:
Dividends from net investment income........................              --                       --
Distributions from realized gains...........................              --                       --
                                                                  ----------             ------------
  Total distributions.......................................              --                       --
                                                                  ----------             ------------
NET ASSET VALUE, END OF PERIOD..............................      $    17.96             $      20.35
                                                                  ==========             ============
TOTAL RETURN(7).............................................          (10.20)%(2)                1.75%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...................................      $4,720,823             $251,240,654
Ratio of net expenses to average net assets:
  Before expense reimbursement..............................            3.95%(3)                 1.50%(3)
  After expense reimbursement...............................            1.75%(3)                 1.50%(3)
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement..............................           (2.80)%(3)                5.32%(3)
  After expense reimbursement...............................           (0.60)%(3)                5.32%(3)
Portfolio turnover rate(5)..................................               0%                      47%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                                  For a fund share outstanding throughout the
                                                    period
POTOMAC FUNDS

                                                         U.S. GOVERNMENT MONEY MARKET FUND
                                          ---------------------------------------------------------------
                                                                  INVESTOR CLASS
                                          ---------------------------------------------------------------
                                            Year Ended            Year Ended            Year Ended
                                          August 31, 2004       August 31, 2003       August 31, 2002
                                          ---------------       ---------------       ---------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD....    $      1.00           $      1.00           $      1.00
                                            -----------           -----------           -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(1).........             --(3)                 --(3)               0.01
Net realized and unrealized gain (loss)
  on investments........................             --                    --                    --
                                            -----------           -----------           -----------
    Total from investment operations....             --                    --                  0.01
                                            -----------           -----------           -----------
LESS DISTRIBUTIONS:
Dividends from net investment income....             --(3)                 --(3)              (0.01)
Distributions from realized gains.......             --(3)                 --                    --
                                            -----------           -----------           -----------
    Total distributions.................             --                    --                 (0.01)
                                            -----------           -----------           -----------
NET ASSET VALUE, END OF PERIOD..........    $      1.00           $      1.00           $      1.00
                                            ===========           ===========           ===========
TOTAL RETURN(2).........................           0.10%                 0.33%                 1.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...............    $20,627,996           $21,386,548           $50,803,391
Ratio of net expenses to average net
  assets:
  Before expense reimbursement..........           1.30%                 1.16%                 1.03%
  After expense reimbursement...........           0.99%                 1.00%                 0.99%
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement..........          (0.19)%                0.22%                 1.02%
  After expense reimbursement...........           0.12%                 0.38%                 1.06%

                                           U.S. GOVERNMENT MONEY MARKET FUND
                                          ------------------------------------
                                                     INVESTOR CLASS
                                          ------------------------------------
                                            Year Ended           Year Ended
                                          August 31, 2001      August 31, 2000
                                          ---------------      ---------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD....    $      1.00          $      1.00
                                            -----------          -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(1).........           0.04                 0.05
Net realized and unrealized gain (loss)
  on investments........................             --                   --
                                            -----------          -----------
    Total from investment operations....           0.04                 0.05
                                            -----------          -----------
LESS DISTRIBUTIONS:
Dividends from net investment income....          (0.04)               (0.05)
Distributions from realized gains.......             --                   --
                                            -----------          -----------
    Total distributions.................          (0.04)               (0.05)
                                            -----------          -----------
NET ASSET VALUE, END OF PERIOD..........    $      1.00          $      1.00
                                            ===========          ===========
TOTAL RETURN(2).........................           4.45%                5.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...............    $61,138,254          $16,402,144
Ratio of net expenses to average net
  assets:
  Before expense reimbursement..........           1.04%                1.03%
  After expense reimbursement...........           1.00%                1.00%
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement..........           4.29%                4.93%
  After expense reimbursement...........           4.33%                4.96%

(1) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(2) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(3) Amount is less than $0.01 per share.

                     See notes to the financial statements.

                                 POTOMAC FUNDS
                       NOTES TO THE FINANCIAL STATEMENTS
                                AUGUST 31, 2004

1. ORGANIZATION

Potomac Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The series presently operating are the U.S./Short Fund, OTC Plus Fund, Small Cap Plus Fund, Small Cap/Short Fund, Dow 30 Plus Fund, Warwick Fund, Horizon Fund, Evolution Managed Bond Fund, Evolution Managed Equity Fund, Contrabond Fund, Dynamic HY Bond Fund, and the U.S. Government Money Market Fund (each a "Fund" and collectively, the "Funds"). Each Fund (other than the U.S. Government Money Market Fund) is a "non-diversified" series of the Trust pursuant to the 1940 Act. The U.S. Plus Fund, OTC/Short Fund and Dow 30/Short Fund were liquidated on August 19, 2004. The Horizon Fund commenced operations on October 1, 2003. The Evolution Managed Bond Fund and Evolution Managed Equity Fund commenced operations on April 1, 2004. The Contrabond Fund commenced operations May 17, 2004 and the Dynamic HY Bond Fund commenced operations on July 1, 2004.

The objective of the U.S./Short Fund is to provide daily investment returns that inversely correlate to the performance of the S&P 500 Index. The objective of the OTC Plus Fund is to provide daily investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) ("Nasdaq Index"). The objective of the Small Cap Plus Fund is to provide daily investment returns that correspond to 125% of the performance of the Russell 2000(R) Index ("Russell 2000 Index"). The objective of the Small Cap/Short Fund is to provide daily investment returns that inversely correlate to the performance of the Russell 2000 Index. The objective of the Dow 30 Plus Fund is to provide daily investment returns that correspond to 125% of the performance of the Dow Jones Industrial Average(SM) ("Dow"). The objective of the Warwick Fund is to seek capital appreciation through the investment in specifically designed portfolios of equities and equity-linked securities of medium to large-capitalization companies and technology-based companies, including securities of companies included in the NASDAQ Index or the CBS Marketwatch Index ("Marketwatch 75"). The objective of the Horizon Fund is to seek capital appreciation through dynamic asset allocation that attempts to take "long" overweight positions in market sectors that are performing well while seeking to underweight or "short" market sectors that are performing poorly. The objective of the Evolution Managed Bond Fund is to seek the highest appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange traded funds (ETFs) and other investment companies (fixed-income securities). The objective of the Evolution Managed Equity Fund is to seek the highest appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (ADRs) or indirectly through securities that invest in or are a derivative of equity securities. The objective of the Contrabond Fund is to provide investment returns that inversely correspond to 200% of the daily price movement of the benchmark 10-year U.S. Treasury Note. The objective of the Dynamic HY Bond Fund is to seek maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The objective of the U.S. Government Money Market Fund is to provide security of principal, current income and liquidity by investing primarily in obligations issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

Investor Class shares, except for the Investor Class shares of the Warwick Fund, Horizon Fund, and the Dynamic HY Bond Fund, are subject to an annual Rule 12b-1 fee of up to 1.00% of Investor Class' average daily net assets. The Investor Class shares of the Warwick Fund and the Horizon Fund are subject to an annual Rule 12b-1 fee of up to

0.25% of the Investor Class' average daily net assets. The Dynamic HY Bond Fund is subject to an annual Rule 12b-1 fee of up to 0.40% of Investor Class average daily net assets. The Board has authorized each Fund's Investor Class shares, except the Warwick Fund, the Horizon Fund, and the Dynamic HY Bond Fund, to pay Rule 12b-1 fees of an amount equal to the difference between the Fund's Total Annual Operating Expenses and the expense limit on Total Annual Operating Expenses but not to exceed 1.00% of each Fund's daily net assets. For the year ended August 31, 2004, the expense limit on total operating expenses was 1.75% on the Plus Funds and 1.95% on the Short Funds. For the period ended August 31, 2004, the expense limit on total operating expenses was 2.00% for the Evolution Managed Bond Fund and the Evolution Managed Equity Fund. The Board has authorized the Dynamic HY Bond Fund Investor Class shares to pay Rule 12b-1 fees of an amount equal to the difference between the Fund's Total Annual Operating Expenses and the expense limit on the Total Annual Operating Expenses but not to exceed 0.40% of the Fund's daily net assets. For the period ended August 31, 2004, the expense limit on total operating expense was 1.50% for the Dynamic HY Bond Fund. The Board has authorized the Warwick Fund and the Horizon Fund Investor Class shares to pay Rule 12b-1 fees equal to 0.25% of Investor Class average daily net assets. During the year ended August 31, 2003, the Advisor Class shares ceased operations and are no longer being offered. The Broker Class shares of the OTC Plus Fund, Small Cap Plus Fund, Dow 30 Plus Fund and the U.S. Government Money Market Fund converted to Investor Class shares on August 22, 2003. The Broker Class shares are no longer being offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

  A) INVESTMENT VALUATION - Securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If no sale is reported at that time, the mean of the last bid and asked price is used. Securities traded principally on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Pricing ("NOCP") provided by Nasdaq each business day. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Options, futures and other securities for which no quotations are readily available or for which the Advisor has reason to question the validity of quotations received are valued at fair value as determined in good faith under the supervision of the Board of Trustees. U.S. Government Money Market Fund instruments and instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

  B) REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

  C) WRITTEN OPTIONS - Each Fund, other than the U.S. Government Money Market Fund, may write (sell) options. When a Fund writes an option, an amount equal to the premium received is recorded in the Fund's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold). As collateral for uncovered written options, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract, but not less than the strike price, for call options.

  D) STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - Each Fund, other than the U.S. Government Money Market Fund, may purchase and sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

  E) SHORT POSITIONS - The U.S./Short Fund, Small Cap/Short Fund, Warwick Fund, Horizon Fund, Evolution Managed Bond Fund, Evolution Managed Equity Fund, Contrabond Fund and the Dynamic HY Bond Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily.

  F) RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND SHORT POSITIONS - The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and short positions.

  G) SECURITY TRANSACTIONS - Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions on the basis of identified cost, which is the same basis used for federal income tax purposes.

  H) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.

  I) INCOME AND EXPENSES - Dividend income is recognized on the ex-dividend date, and interest income, including amortization of premium and discount is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory fees and registration costs. Expenses that are not directly attributable to a portfolio are generally allocated among the Trust's portfolios in proportion to their respective net assets.

  J) DISTRIBUTIONS TO SHAREHOLDERS - Each Fund, other than the U.S. Government Money Market Fund, intends to distribute to its shareholders at least annually net investment income and net realized capital gains, if any. The U.S. Government Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions during the period ended August 31, 2004, and the fiscal year ended August 31, 2003, were as follows:

                                             U.S./SHORT FUND                            OTC PLUS FUND
                                  --------------------------------------    --------------------------------------
                                       YEAR ENDED             YEAR ENDED         YEAR ENDED             YEAR ENDED
                                  AUGUST 31, 2004        AUGUST 31, 2003    AUGUST 31, 2004        AUGUST 31, 2003
                                  ---------------    -------------------    ---------------    -------------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
  Investor Class                     $      --       $                --       $      --       $                --
  Advisor Class                             --                        --              --                        --
  Broker Class                              --                        --              --                        --
LONG-TERM CAPITAL GAIN
  Investor Class                            --                        --              --                        --
  Advisor Class                             --                        --              --                        --
  Broker Class                              --                        --              --                        --
                                     ---------       -------------------       ---------       -------------------
     TOTAL DISTRIBUTIONS PAID        $      --       $                --       $      --       $                --
                                     =========       ===================       =========       ===================

                                           SMALL CAP PLUS FUND                       SMALL CAP/SHORT FUND
                                  --------------------------------------    --------------------------------------
                                       YEAR ENDED             YEAR ENDED         YEAR ENDED             YEAR ENDED
                                  AUGUST 31, 2004        AUGUST 31, 2003    AUGUST 31, 2004        AUGUST 31, 2003
                                  ---------------    -------------------    ---------------    -------------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
  Investor Class                     $      --       $                --       $ 102,046       $         3,734,361
  Advisor Class                             --                        --              --                        --
  Broker Class                              --                        --              --                        --
LONG-TERM CAPITAL GAIN
  Investor Class                            --                        --              --                   415,372
  Advisor Class                             --                        --              --                        --
  Broker Class                              --                        --              --                        --
                                     ---------       -------------------       ---------       -------------------
     TOTAL DISTRIBUTIONS PAID        $      --       $                --       $ 102,046       $         4,149,733
                                     =========       ===================       =========       ===================

                                          DOW 30 PLUS FUND                            WARWICK FUND
                               --------------------------------------    --------------------------------------
                                    YEAR ENDED             YEAR ENDED         YEAR ENDED        PERIOD ENDED(1)
                               AUGUST 31, 2004        AUGUST 31, 2003    AUGUST 31, 2004        AUGUST 31, 2003
                               ---------------    -------------------    ---------------    -------------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
  Investor Class                  $ 105,131       $            13,390       $      --       $                --
  Advisor Class                          --                        --              --                        --
  Broker Class                           --                        --              --                        --
LONG-TERM CAPITAL GAIN
  Investor Class                         --                        --              --                        --
  Advisor Class                          --                        --              --                        --
  Broker Class                           --                        --              --                        --
                                  ---------       -------------------       ---------       -------------------
     TOTAL DISTRIBUTIONS
       PAID                       $ 105,131       $            13,390       $      --       $                --
                                  =========       ===================       =========       ===================

                                                                EVOLUTION MANAGED      EVOLUTION MANAGED
                                             HORIZON FUND           BOND FUND             EQUITY FUND
                                            ---------------    -------------------    -------------------
                                            PERIOD ENDED(2)        PERIOD ENDED(3)        PERIOD ENDED(3)
                                            AUGUST 31, 2004        AUGUST 31, 2004        AUGUST 31, 2004
                                            ---------------    -------------------    -------------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
  Investor Class                               $1,488,756      $                --    $                --
  Advisor Class                                       --                        --                     --
  Broker Class                                        --                        --                     --
LONG-TERM CAPITAL GAIN
  Investor Class                                      --                        --                     --
  Advisor Class                                       --                        --                     --
  Broker Class                                        --                        --                     --
                                               ---------       -------------------    -------------------
     TOTAL DISTRIBUTIONS PAID                  $1,488,756      $                --    $                --
                                               =========       ===================    ===================

(1) Commencement of operations November 1, 2002.

(2) Commencement of operations October 1, 2003.

(3) Commencement of operations April 1, 2004.

                                      CONTRABOND               DYNAMIC                        U.S. GOVERNMENT
                                         FUND               HY BOND FUND                     MONEY MARKET FUND
                                  -------------------    -------------------    --------------------------------------------
                                      PERIOD ENDED(1)        PERIOD ENDED(2)             YEAR ENDED               YEAR ENDED
                                      AUGUST 31, 2004        AUGUST 31, 2004        AUGUST 31, 2004          AUGUST 31, 2003
                                  -------------------    -------------------    -------------------    ---------------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
  Investor Class                  $                --    $                --    $            22,464    $             121,180
  Advisor Class                                    --                     --                     --                    1,226
  Broker Class                                     --                     --                     --                    2,117
LONG-TERM CAPITAL GAIN
  Investor Class                                   --                     --                     --                       --
  Advisor Class                                    --                     --                     --                       --
  Broker Class                                     --                     --                     --                       --
                                  -------------------    -------------------    -------------------    ---------------------
     TOTAL DISTRIBUTIONS PAID     $                --    $                --    $            22,464    $             124,523
                                  ===================    ===================    ===================    =====================

As of August 31, 2004, the components of distributable earnings were as follows:

                                           U.S./SHORT        OTC PLUS
                                                 FUND            FUND
                                         ------------    ------------
Cost basis of investments for federal
  income tax purposes                    $  6,993,292    $ 21,797,111
                                         ------------    ------------
Gross unrealized appreciation                      --              --
Gross unrealized depreciation                      --     (10,525,857)
                                         ------------    ------------
Net unrealized
  appreciation/(depreciation)                      --     (10,525,857)
                                         ------------    ------------
Undistributed ordinary income/(loss)               --              --
Undistributed long-term gain/(loss)                --              --
                                         ------------    ------------
Distributable earnings                             --              --
                                         ------------    ------------
Other accumulated gain/(loss)             (10,672,776)    (88,664,645)
                                         ------------    ------------
Total accumulated gain/(loss)            $(10,672,776)   $(99,190,502)
                                         ============    ============

                                       SMALL CAP PLUS        SMALL CAP/SHORT
                                                 FUND                   FUND
                                       --------------    -------------------
Cost basis of investments for federal
  income tax purposes                  $    4,995,208    $         7,992,333
                                       --------------    -------------------
Gross unrealized appreciation                      --                     --
Gross unrealized depreciation                      --                     --
                                       --------------    -------------------
Net unrealized
  appreciation/(depreciation)                      --                     --
                                       --------------    -------------------
Undistributed ordinary income/(loss)               --                     --
Undistributed long-term gain/(loss)                --                     --
                                       --------------    -------------------
Distributable earnings                             --                     --
                                       --------------    -------------------
Other accumulated gain/(loss)             (18,862,094)           (20,527,261)
                                       --------------    -------------------
Total accumulated gain/(loss)          $  (18,862,094)   $       (20,527,261)
                                       ==============    ===================

(1) Commencement of operations May 17, 2004.

(2) Commencement of operations July 1, 2004.

                                           DOW 30 PLUS        WARWICK        HORIZON        EVOLUTION MANAGED
                                                  FUND           FUND           FUND                BOND FUND
                                          ------------    -----------    -----------    ---------------------
Cost basis of investments for federal
  income tax purposes                     $ 14,131,199    $ 9,990,417    $31,308,947    $          15,523,097
                                          ------------    -----------    -----------    ---------------------
Gross unrealized appreciation                       --             --        494,554                  450,450
Gross unrealized depreciation               (3,571,849)            --       (846,969)                (131,661)
                                          ------------    -----------    -----------    ---------------------
Net unrealized
  appreciation/(depreciation)               (3,571,849)            --       (352,415)                 318,789
                                          ------------    -----------    -----------    ---------------------
Undistributed ordinary income/(loss)            68,778             --             --                  156,258
Undistributed long-term gain/(loss)                 --             --             --                       --
                                          ------------    -----------    -----------    ---------------------
Distributable earnings                          68,778             --             --                  156,258
                                          ------------    -----------    -----------    ---------------------
Other accumulated gain/(loss)              (23,458,102)    (4,116,542)    (3,172,200)              (1,396,366)
                                          ------------    -----------    -----------    ---------------------
Total accumulated gain/(loss)             $(26,961,173)   $(4,116,542)   $(3,524,615)   $            (921,319)
                                          ============    ===========    ===========    =====================

                                                                                                          U.S. GOVERNMENT
                                        EVOLUTION MANAGED             CONTRABOND      DYNAMIC HY             MONEY MARKET
                                              EQUITY FUND                   FUND       BOND FUND                     FUND
                                      -------------------    -------------------    ------------    ---------------------
Cost basis of investments for
  federal income tax purposes         $        12,763,330    $         4,495,688    $220,093,854    $          24,076,904
                                      -------------------    -------------------    ------------    ---------------------
Gross unrealized appreciation                          --                     --       1,784,116                       --
Gross unrealized depreciation                    (223,513)                    --      (1,373,199)                      --
                                      -------------------    -------------------    ------------    ---------------------
Net unrealized
  appreciation/(depreciation)                    (223,513)                    --         410,917                       --
                                      -------------------    -------------------    ------------    ---------------------
Undistributed ordinary
  income/(loss)                                        --                     --         921,944                   13,866
Undistributed long-term
  gain/(loss)                                          --                     --              --                       --
                                      -------------------    -------------------    ------------    ---------------------
Distributable earnings                                 --                     --         921,944                   13,866
                                      -------------------    -------------------    ------------    ---------------------
Other accumulated gain/(loss)                  (1,731,259)              (843,469)        (78,882)                  (2,775)
                                      -------------------    -------------------    ------------    ---------------------
Total accumulated gain/(loss)         $        (1,954,772)   $          (843,469)   $  1,253,979    $              11,091
                                      ===================    ===================    ============    =====================

  K) USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CAPITAL SHARE TRANSACTIONS

                                        U.S./SHORT FUND                        OTC PLUS FUND
                              -----------------------------------   ------------------------------------
                                 YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                               AUGUST 31, 2004    AUGUST 31, 2003    AUGUST 31, 2004    AUGUST 31, 2003*
                              -----------------   ---------------   -----------------   ----------------
INVESTOR CLASS:
Shares sold                       2,120,189          8,458,006          3,730,310           9,089,603
Shares issued to holders in
  reinvestment of dividends              --                 --                 --                  --
Shares redeemed                  (2,156,578)        (8,337,165)        (4,185,373)        (10,585,737)
Shares converted from Broker
  Class                                  --                 --                 --               9,331
                                 ----------         ----------         ----------         -----------
  Net increase (decrease)           (36,389)           120,841           (455,063)         (1,486,803)
                                 ----------         ----------         ----------         -----------
ADVISOR CLASS:
Shares sold                                            372,543                                 18,380
Shares issued to holders in
  reinvestment of dividends                                 --                                     --
Shares redeemed                                       (372,550)                               (29,034)
                                                    ----------                            -----------
  Net increase (decrease)                                   (7)                               (10,654)
                                                    ----------                            -----------
BROKER CLASS:
Shares sold                                                                                       466
Shares issued to holders in
  reinvestment of dividends                                                                        --
Shares redeemed                                                                                (3,543)
Shares converted to Investor
  Class                                                                                        (9,474)
                                                                                          -----------
  Net increase (decrease)                                                                     (12,551)
                                                                                          -----------
Total net increase
  (decrease) from capital
  share transactions                (36,389)           120,834           (455,063)         (1,510,008)
                                 ==========         ==========         ==========         ===========

* Capital share transactions restated to reflect a 1 for 4 reverse stock split which occurred on April 14, 2003.

                                         SMALL CAP PLUS FUND                 SMALL CAP/SHORT FUND
                                  ----------------------------------   ---------------------------------
                                    YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                  AUGUST 31, 2004   AUGUST 31, 2003*   AUGUST 31, 2004   AUGUST 31, 2003
                                  ---------------   ----------------   ---------------   ---------------
INVESTOR CLASS:
Shares sold                          7,000,860         13,304,376         17,634,121        17,424,237
Shares issued to holders in
  reinvestment of dividends                 --                 --              3,526            63,094
Shares redeemed                     (8,108,210)       (12,198,626)       (17,889,460)      (17,727,711)
Shares converted from Broker
  Class                                     --             20,475                 --                --
                                    ----------        -----------        -----------       -----------
  Net increase (decrease)           (1,107,350)         1,126,225           (251,813)         (240,380)
                                    ----------        -----------        -----------       -----------
ADVISOR CLASS:
Shares sold                                               135,198
Shares issued to holders in
  reinvestment of dividends                                    --
Shares redeemed                                          (148,807)
                                                      -----------
  Net increase (decrease)                                 (13,609)
                                                      -----------
BROKER CLASS:
Shares sold                                                 1,991
Shares issued to holders in
  reinvestment of dividends                                    --
Shares redeemed                                          (293,003)
Shares converted to Investor
  Class                                                   (20,768)
                                                      -----------
  Net increase (decrease)                                (311,780)
                                                      -----------
Total net increase (decrease)
  from capital share
  transactions                      (1,107,350)           800,836           (251,813)         (240,380)
                                    ==========        ===========        ===========       ===========

* Capital share transactions restated to reflect a 1 for 4 reverse stock split which occurred on April 14, 2003.

                                       DOW 30 PLUS FUND                         WARWICK FUND                  HORIZON FUND
                              -----------------------------------   ------------------------------------   ------------------
                                 YEAR ENDED         YEAR ENDED        YEAR ENDED         PERIOD ENDED         PERIOD ENDED
                              AUGUST 31, 2004    AUGUST 31, 2003*   AUGUST 31, 2004   AUGUST 31, 2003(1)   AUGUST 31, 2004(2)
                              ----------------   ----------------   ---------------   ------------------   ------------------
INVESTOR CLASS:
Shares sold                       3,518,572         12,143,120           21,939            2,022,000            3,627,038
Shares issued to holders in
  reinvestment of dividends           3,279                511               --                   --               71,816
Shares redeemed                  (4,316,930)       (13,106,632)        (855,311)            (512,549)          (1,480,616)
Shares converted from Broker
  Class                                  --             18,812               --                   --                   --
                                 ----------        -----------         --------            ---------           ----------
  Net increase (decrease)          (795,079)          (944,189)        (833,372)           1,509,451            2,218,238
                                 ----------        -----------         --------            ---------           ----------
ADVISOR CLASS:
Shares sold                                            922,961
Shares issued to holders in
  reinvestment of dividends                                 --
Shares redeemed                                       (928,193)
                                                   -----------
  Net increase (decrease)                               (5,232)
                                                   -----------
BROKER CLASS:
Shares sold                                              4,507
Shares issued to holders in
  reinvestment of dividends                                 --
Shares redeemed                                         (4,289)
Shares converted to Investor
  Class                                                (19,205)
                                                   -----------
  Net increase (decrease)                              (18,987)
                                                   -----------
Total net increase
  (decrease) from capital
  share transactions               (795,079)          (968,408)        (833,372)           1,509,451            2,218,238
                                 ==========        ===========         ========            =========           ==========

* Capital share transactions restated to reflect a 1 for 4 reverse stock split which occurred on April 14, 2003.

(1) Commenced operations November 1, 2002.

(2) Commenced operations October 1, 2003.

                                   EVOLUTION            EVOLUTION
                                    MANAGED              MANAGED                                  DYNAMIC HY
                                   BOND FUND           EQUITY FUND        CONTRABOND FUND         BOND FUND
                               ------------------   ------------------   ------------------   ------------------
                                  PERIOD ENDED         PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                               AUGUST 31, 2004(1)   AUGUST 31, 2004(1)   AUGUST 31, 2004(2)   AUGUST 31, 2004(3)
                               ------------------   ------------------   ------------------   ------------------
INVESTOR CLASS:
Shares sold                         1,131,043            1,230,747             890,372            16,771,540
Shares issued to holders in
  reinvestment of dividends                --                   --                  --                    --
Shares redeemed                      (278,859)            (501,097)           (627,588)           (4,428,117)
Shares converted from Broker
  Class                                    --                   --                  --                    --
                                    ---------            ---------            --------            ----------
Total net increase (decrease)
  from capital share
  transactions                        852,184              729,650             262,784            12,343,423
                                    =========            =========            ========            ==========

 (1) Commenced operations April 1, 2004.

 (2) Commenced operations May 17, 2004.

 (3) Commenced operations July 1, 2004.

                                                                       U.S. GOVERNMENT
                                                                      MONEY MARKET FUND
                                                              ---------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2004   AUGUST 31, 2003
                                                              ---------------   ---------------
INVESTOR CLASS:
Shares sold                                                     366,208,172       549,844,726
Shares issued to holders in reinvestment of dividends                15,520           100,322
Shares redeemed                                                (366,982,466)     (582,638,335)
Shares converted from Broker Class                                       --         3,276,444
                                                               ------------      ------------
  Net increase (decrease)                                          (758,774)      (29,416,843)
                                                               ------------      ------------
ADVISOR CLASS:
Shares sold                                                                        36,891,762
Shares issued to holders in reinvestment of dividends                                   1,033
Shares redeemed                                                                   (43,786,703)
                                                                                 ------------
  Net increase (decrease)                                                          (6,893,908)
                                                                                 ------------
BROKER CLASS:
Shares sold                                                                         8,117,638
Shares issued to holders in reinvestment of dividends                                   1,960
Shares redeemed                                                                    (7,910,523)
Shares converted to Investor Class                                                 (3,276,444)
                                                                                 ------------
  Net increase (decrease)                                                          (3,067,369)
                                                                                 ------------
Total net increase (decrease) from capital share
  transactions                                                     (758,774)      (39,378,120)
                                                               ============      ============

4. INVESTMENT TRANSACTIONS

During the period ended August 31, 2004, the aggregate purchases and sales of investments (excluding short-term investments, options, swaps and futures contracts) were:

                                                               SMALL CAP      SMALL CAP/         DOW 30        WARWICK
                         U.S./SHORT FUND    OTC PLUS FUND      PLUS FUND      SHORT FUND      PLUS FUND           FUND
                         ---------------    -------------    -----------    ------------    -----------    -----------
Purchases                    $        --      $51,510,844            $--             $--    $51,726,080    $217,674,157
Sales                          3,936,884       68,372,335             --              --     76,062,713    216,543,103

                                           EVOLUTION      EVOLUTION
                              HORIZON        MANAGED        MANAGED     CONTRABOND      DYNAMIC HY      U.S. GOVERNMENT
                                 FUND      BOND FUND    EQUITY FUND           FUND       BOND FUND    MONEY MARKET FUND
                         ------------    -----------    -----------    -----------    ------------    -----------------
Purchases                $733,933,851    $75,464,615    $82,499,807            $--    $277,626,256                  $--
Sales                     706,873,964     58,692,092     67,997,896             --      65,246,250                   --

There were no purchases or sales of long-term U.S. Government Securities during the period ended August 31, 2004 for any of the Funds.

Transactions in futures contracts for the period ended August 31, 2004, for the following Funds were as follows:

                                                 U.S./SHORT FUND                     OTC PLUS FUND
                                         -------------------------------    -------------------------------
                                         NUMBER OF        AGGREGATE FACE    NUMBER OF        AGGREGATE FACE
                                         CONTRACTS    VALUE OF CONTRACTS    CONTRACTS    VALUE OF CONTRACTS
                                         ---------    ------------------    ---------    ------------------
Outstanding at beginning of year                 7       $   1,763,332             64       $  8,132,238
Contracts opened                                33           9,017,123            954        137,655,970
Contracts closed                               (40)        (10,780,455)          (987)      (141,416,869)
                                         ---------       -------------      ---------       ------------
Outstanding at end of year                      --       $          --             31       $  4,371,339
                                         =========       =============      =========       ============

                                               SMALL CAP PLUS FUND               SMALL CAP/SHORT FUND
                                         -------------------------------    -------------------------------
                                         NUMBER OF        AGGREGATE FACE    NUMBER OF        AGGREGATE FACE
                                         CONTRACTS    VALUE OF CONTRACTS    CONTRACTS    VALUE OF CONTRACTS
                                         ---------    ------------------    ---------    ------------------
Outstanding at beginning of year                27       $   6,527,671              1       $    245,505
Contracts opened                               648         178,968,751            231         63,082,098
Contracts closed                              (657)       (180,613,916)          (232)       (63,327,603)
                                         ---------       -------------      ---------       ------------
Outstanding at end of year                      18       $   4,882,506             --       $         --
                                         =========       =============      =========       ============

                                                DOW 30 PLUS FUND                     WARWICK FUND
                                         -------------------------------    -------------------------------
                                         NUMBER OF        AGGREGATE FACE    NUMBER OF        AGGREGATE FACE
                                         CONTRACTS    VALUE OF CONTRACTS    CONTRACTS    VALUE OF CONTRACTS
                                         ---------    ------------------    ---------    ------------------
Outstanding at beginning of year               108       $  10,043,266             --       $         --
Contracts opened                             1,102         110,765,409            295         42,902,954
Contracts closed                            (1,141)       (113,826,345)          (295)       (42,902,954)
                                         ---------       -------------      ---------       ------------
Outstanding at end of year                      69       $   6,982,330             --       $         --
                                         =========       =============      =========       ============

                                                                                      HORIZON FUND
                                                                             -------------------------------
                                                                             NUMBER OF        AGGREGATE FACE
                                                                             CONTRACTS    VALUE OF CONTRACTS
                                                                             ---------    ------------------
Outstanding at beginning of year                                                    --       $         --
Contracts opened                                                                 3,715        549,506,189
Contracts closed                                                                (3,715)      (549,506,189)
                                                                             ---------       ------------
Outstanding at end of year                                                          --       $         --
                                                                             =========       ============

Transactions in short futures contracts for the period ended August 31, 2004, for the following Funds were as follows:

                                                 U.S./SHORT FUND                   SMALL CAP PLUS FUND
                                         --------------------------------    --------------------------------
                                         NUMBER OF         AGGREGATE FACE    NUMBER OF         AGGREGATE FACE
                                         CONTRACTS     VALUE OF CONTRACTS    CONTRACTS     VALUE OF CONTRACTS
                                         ---------    -------------------    ---------    -------------------
Outstanding at beginning of year                --    $                --           --    $                --
Contracts opened                               192             51,128,436          172             47,961,321
Contracts closed                              (178)           (47,328,724)        (172)           (47,961,321)
                                         ---------    -------------------    ---------    -------------------
Outstanding at end of year                      14    $         3,799,712           --    $                --
                                         =========    ===================    =========    ===================

                                               SMALL CAP/SHORT FUND                  DOW 30 PLUS FUND
                                         --------------------------------    --------------------------------
                                         NUMBER OF         AGGREGATE FACE    NUMBER OF         AGGREGATE FACE
                                         CONTRACTS     VALUE OF CONTRACTS    CONTRACTS     VALUE OF CONTRACTS
                                         ---------    -------------------    ---------    -------------------
Outstanding at beginning of year                --    $                --           --    $                --
Contracts opened                               635            171,328,942           23              2,134,297
Contracts closed                              (614)          (165,894,912)         (23)            (2,134,297)
                                         ---------    -------------------    ---------    -------------------
Outstanding at end of year                      21    $         5,434,030           --    $                --
                                         =========    ===================    =========    ===================

                                                   WARWICK FUND                        HORIZON FUND
                                         --------------------------------    --------------------------------
                                         NUMBER OF         AGGREGATE FACE    NUMBER OF         AGGREGATE FACE
                                         CONTRACTS     VALUE OF CONTRACTS    CONTRACTS     VALUE OF CONTRACTS
                                         ---------    -------------------    ---------    -------------------
Outstanding at beginning of year                --    $                --           --    $                --
Contracts opened                               117             17,553,603        4,635            802,486,664
Contracts closed                              (117)           (17,553,603)      (4,585)          (789,163,626)
                                         ---------    -------------------    ---------    -------------------
Outstanding at end of year                      --    $                --           50    $        13,323,038
                                         =========    ===================    =========    ===================

                                                                                     CONTRABOND FUND
                                                                             --------------------------------
                                                                             NUMBER OF         AGGREGATE FACE
                                                                             CONTRACTS     VALUE OF CONTRACTS
                                                                             ---------    -------------------
Outstanding at beginning of year                                                    --    $                --
Contracts opened                                                                   356             39,007,399
Contracts closed                                                                  (271)           (29,535,909)
                                                                             ---------    -------------------
Outstanding at end of year                                                          85    $         9,471,490
                                                                             =========    ===================

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31st. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1st and the end of their fiscal year.

At August 31, 2004, the following funds deferred, on a tax basis, post-October losses of:

FUND                                                            POST-OCTOBER LOSSES
----                                                            -------------------
U.S./Short Fund.............................................    $         1,440,945
OTC Plus Fund...............................................             23,544,880
Small Cap Plus Fund.........................................                206,131
Small Cap/Short Fund........................................              4,220,434
Dow 30 Plus Fund............................................             17,377,166
Warwick Fund................................................              2,279,455
Horizon.....................................................              3,173,186
Evolution Managed Bond Fund.................................              1,396,366
Evolution Managed Equity Fund...............................              1,731,259
Contrabond Fund.............................................                843,469
Dynamic HY Bond Fund........................................                 78,882

These amounts may be used to offset future capital gains.

At August 31, 2004, the U.S./Short Fund had accumulated net realized capital loss carryovers of $2,179,437 expiring in 2008, $574,553 expiring in 2009, $351,678 expiring in 2011 and $4,743,567 expiring in 2012. The OTC Plus Fund had accumulated net realized capital loss carryovers of $11,287,078 expiring in 2009, $25,356,444 expiring in 2010, $22,579,774 expiring in 2011 and $5,896,471 expiring in 2012. The Small Cap Plus Fund had accumulated net realized capital loss carryovers of $5,736,547 expiring in 2010 and $12,679,111 expiring in 2011. The Small Cap/Short Fund has accumulated net realized capital loss carryovers of $16,306,020 expiring in 2012. The Dow 30 Plus Fund had accumulated net realized capital loss carryovers of $470,919 expiring in 2009, $1,065,227 expiring in 2010, $4,097,289 expiring in 2011 and $447,497 expiring in 2012. The Warwick Fund has accumulated net realized capital loss carryovers of $1,837,086 expiring in 2012. The U.S. Government Money Market Fund had accumulated net realized capital loss carryovers of $779 expiring in 2009, $1,619 expiring in 2010 and $377 expiring in 2011. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses and security transactions in real estate investment trusts. On the Statement of Assets and Liabilities, the following adjustments were made:

                                                   ACCUMULATED NET       ACCUMULATED NET
                                                  INVESTMENT INCOME      REALIZED GAINS
                                                       OR LOSS              OR LOSSES            CAPITAL STOCK
                                                  -----------------    -------------------    -------------------
U.S./Short Fund                                       $ 226,750        $              (158)   $          (226,592)
OTC Plus Fund                                           303,441                         --               (303,441)
Small Cap Plus Fund                                     524,813                      5,744               (530,557)
Small Cap/Short Fund                                    299,803                       (158)              (299,645)
Dow 30 Plus Fund                                             (2)                         2                     --
Warwick Fund                                            166,657                         --               (166,657)
Horizon Fund                                            301,715                   (108,691)              (193,024)
Evolution Managed Bond Fund                                  --                         --                     --
Evolution Managed Equity Fund                            65,230                         --                (65,230)
Contrabond Fund                                          10,165                         --                (10,165)
Dynamic HY Bond Fund                                        (12)                        12                     --
U.S. Government Money Market Fund                            (2)                         2                     --

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an investment advisory agreement with Rafferty Asset Management, LLC ("Advisor"). The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. In addition, the Advisor has entered into sub-advisory agreements relating to the Warwick Fund, Horizon Fund, Evolution Managed Bond Fund, Evolution Managed Equity Fund, and the Dynamic HY Bond Fund (the "Sub-Advised Funds") whereby the sub-advisor will direct investment activities of the Sub-Advised Funds. The Advisor pays, out of the management fees it receives from the Sub-Advised Funds, a fee for these services. Additionally, the Advisor may waive additional fees it might otherwise normally charge the Funds. For the year ended August 31, 2004, the Advisor agreed to pay all operating expenses (excluding dividends on short positions), in excess of the annual cap on expenses presented below as applied to each Fund's daily net assets. The Advisor may recover from the Funds the expenses paid in excess of the annual cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such annual cap on expenses. For the year ended August 31, 2004, the Advisor paid the following expenses:

                                                                  SMALL       SMALL
                                         U.S./         OTC         CAP         CAP/       DOW 30     WARWICK
                                       SHORT FUND   PLUS FUND   PLUS FUND   SHORT FUND   PLUS FUND    FUND
                                       ----------   ---------   ---------   ----------   ---------   -------
INVESTOR CLASS:

Annual Advisory rate                       0.90%       0.75%       0.75%        0.90%       0.75%      1.00%
Annual cap on expenses:                    1.95%       1.75%       1.75%        1.95%       1.75%      2.00%
Expenses paid in excess of annual cap
  on expenses -- 2004                    $2,785       $  --       $  --       $7,533       $  --      $  --
Voluntary waiver -- 2004                 $   --       $  --       $  --       $   --       $  --      $  --
Advisor expense waiver
  recovery -- 2004                       $   --       $  --       $  --       $   --       $  --      $  --

                                              EVOLUTION   EVOLUTION                                 U.S.
                                               MANAGED     MANAGED                               GOVERNMENT
                                    HORIZON     BOND       EQUITY     CONTRABOND   DYNAMIC HY   MONEY MARKET
                                     FUND       FUND        FUND         FUND      BOND FUND        FUND
                                    -------   ---------   ---------   ----------   ----------   ------------
INVESTOR CLASS:

Annual Advisory rate                  1.00%       1.00%       1.00%       0.75%       0.75%          0.50%
Annual cap on expenses:               2.00%       2.00%       2.00%       1.75%       1.50%          1.00%
Expenses paid in excess of annual
  cap on expenses -- 2004            $  --     $11,033     $17,999     $37,516       $  --        $56,923
Voluntary waiver -- 2004             $  --     $    --     $    --     $    --       $  --        $ 1,100
Advisor expense waiver recovery --
  2004                               $  --     $    --     $    --     $    --       $  --        $    --

Remaining expenses subject to potential recovery expiring in:

                                              SMALL
                                   SMALL      CAP/     DOW 30
          U.S./         OTC         CAP       SHORT     PLUS     WARWICK
        SHORT FUND   PLUS FUND   PLUS FUND    FUND      FUND      FUND
        ----------   ---------   ---------   -------   -------   -------
2005     $18,074        $--         $--      $   --      $--       $--
2006     $    --        $--         $--      $   --      $--       $--
2007     $ 2,785        $--         $--      $7,533      $--       $--

                                                                         U.S.
                                                                      GOVERNMENT
                  EVOLUTION    EVOLUTION                                MONEY
        HORIZON    MANAGED      MANAGED     CONTRABOND   DYNAMIC HY     MARKET
         FUND     BOND FUND   EQUITY FUND      FUND      BOND FUND       FUND
        -------   ---------   -----------   ----------   ----------   ----------
2005      $--      $    --      $    --      $    --        $--        $16,023
2006      $--      $    --      $    --      $    --        $--        $43,420
2007      $--      $11,033      $17,999      $37,516        $--        $58,023

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund's maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

6. SWAP CONTRACTS

Each Fund, other than the U.S. Government Money Market Fund, may enter into equity swap contracts. Standard swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). The Fund's obligations are accrued daily (offset by any amounts owed to the funds).

In a "long" swap agreement, the counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Funds will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amount. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities or other underlying securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Funds on the notional amount are recorded as "unrealized gains or losses on swaps and futures" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps and futures". Swap contracts are collateralized by the securities and cash of each particular Fund.

Each Fund, other than the U.S. Government Money Market Fund, may enter into swap contracts that provide the opposite return of the particular benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the value of the swap, plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure to each Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of a swap contract counterparty.

7. CHANGE IN ACCOUNTING

Effective September 1, 2003 the Funds changed their accounting method for all swap contracts. Adopting this change in accounting method does not affect a Fund's net asset value, but changes the classification of the interest and dividend components of the swap contracts to realized or unrealized gain/loss from net investment income in the Statement of Operations. For the year ended August 31, 2004, the realized gain/loss on swaps increased/decreased by $13,828, ($189,981), ($66,786), and for the U.S./Short Fund, Small Cap Plus Fund, and the Small Cap/Short Fund, respectively. For the year ended August 31, 2004, the unrealized gain/loss on swaps increased/decreased by ($3,481), and ($2,173) for the Small Cap Plus Fund, and the Small Cap/Short Fund, respectively.

8. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The Horizon Fund designates 5% of dividends declared during the period ended August 31, 2004 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Horizon Fund designated 12% of dividends declared from net investment income during the period ended August 31, 2004 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of the Potomac Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Potomac Funds, comprising the U.S./Short Fund, OTC Plus Fund, Small Cap Plus Fund, Small Cap/Short Fund, Dow 30 Plus Fund, Warwick Fund, Horizon Fund, Evolution Managed Bond Fund, Evolution Managed Equity Fund, Contrabond Fund, Dynamic HY Bond Fund and U.S. Government Money Market Fund (the "Funds") as of August 31, 2004, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended (or since commencement of operations if less than two years) and the financial highlights for each of the three years in the period then ended (or since commencement of operations if less than three years). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the two years in the period ended August 31, 2001, were audited by other auditors whose report dated October 23, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Potomac Funds, at August 31, 2004, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended (or since commencement of operations if less than two years) and their financial highlights for each of the three years in the period then ended (or since commencement of operations if less than three years) in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
October 22, 2004

                               THE POTOMAC FUNDS
                             TRUSTEES AND OFFICERS
                                  (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

------------------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL               NUMBER OF
                            POSITION(S)                               OCCUPATION DURING           PORTFOLIOS
NAME, ADDRESS AND AGE:  HELD WITH THE TRUST:    TERM OF OFFICE:       PAST FIVE YEARS:      OVERSEEN BY TRUSTEE**:
------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
Lawrence C. Rafferty*     Chairman of the      Lifetime of Trust     Chairman and Chief              12
  33 Whitehall St.,          Board of          until removal or     Executive Officer of
      10th Flr.         Trustees since 1997       resignation             Rafferty,
    New York, NY                                                   1997 -- present; Chief
        10004                                                       Executive Officer of
       Age: 61                                                       Rafferty Companies,
                                                                    LLC, 1996 -- present;
                                                                   Chief Executive Officer
                                                                     of Rafferty Capital
                                                                       Markets, Inc.,
                                                                      1995 -- present.
------------------------------------------------------------------------------------------------------------------
   Jay F. Higgins*      Trustee since 1997     Lifetime of Trust      Chairman, Bengal               12
  33 Whitehall St.,                            until removal or         Partners LLC,
      10th Flr.                                   resignation       1998 -- present (NASD
    New York, NY                                                       Broker Dealer).
        10004
       Age: 58
------------------------------------------------------------------------------------------------------------------

----------------------  -------------------
                               OTHER
                           TRUSTEESHIPS
NAME, ADDRESS AND AGE:    HELD BY TRUSTEE
----------------------  -------------------
 INTERESTED TRUSTEES
Lawrence C. Rafferty*          None
  33 Whitehall St.,
      10th Flr.
    New York, NY
        10004
       Age: 61
----------------------  -------------------
   Jay F. Higgins*         Dwango North
  33 Whitehall St.,        America Corp
      10th Flr.         (radio, telephone,
    New York, NY          communications)
        10004
       Age: 58
----------------------  -------------------

                                                                          PRINCIPAL               NUMBER OF
                             POSITION(S)                              OCCUPATION DURING           PORTFOLIOS
NAME, ADDRESS AND AGE:    HELD WITH FUNDS:      TERM OF OFFICE:       PAST FIVE YEARS:      OVERSEEN BY TRUSTEE**:
------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
   Kevin G. Boyle***     Trustee since 2002    Lifetime of Trust     President, Kevin G.             12
   33 Whitehall St.,                           until removal or    Boyle Securities, Inc.,
       10th Flr.                                  resignation         1981 -- present.
     New York, NY
         10004
        Age: 54
------------------------------------------------------------------------------------------------------------------
    Daniel J. Byrne      Trustee since 1997    Lifetime of Trust     President and Chief             12
   33 Whitehall St.,                           until removal or     Executive Officer of
       10th Flr.                                  resignation      Byrne Securities Inc.,
     New York, NY                                                     1992 -- present;
         10004                                                      Trustee, The Opening
        Age: 59                                                         Word Program,
                                                                    Wyandanch, New York.
------------------------------------------------------------------------------------------------------------------
  Richard M. Jackson     Trustee since 2003    Lifetime of Trust      Private Investor.              12
   33 Whitehall St.,                           until removal or
       10th Flr.                                  resignation
     New York, NY
         10004
        Age: 54
------------------------------------------------------------------------------------------------------------------
 Gerald E. Shanley III   Trustee since 1997    Lifetime of Trust    Business Consultant,             12
   33 Whitehall St.,                           until removal or       1985 -- present;
       10th Flr.                                  resignation       Trustee of Estate of
     New York, NY                                                    Charles S. Payson,
         10004                                                        1987 -- present.
        Age: 60
------------------------------------------------------------------------------------------------------------------

                                OTHER
                            TRUSTEESHIPS
NAME, ADDRESS AND AGE:     HELD BY TRUSTEE
-----------------------  -------------------
NON-INTERESTED TRUSTEES
   Kevin G. Boyle***            None
   33 Whitehall St.,
       10th Flr.
     New York, NY
         10004
        Age: 54
-----------------------  -------------------
    Daniel J. Byrne             None
   33 Whitehall St.,
       10th Flr.
     New York, NY
         10004
        Age: 59

-----------------------  -------------------
  Richard M. Jackson            None
   33 Whitehall St.,
       10th Flr.
     New York, NY
         10004
        Age: 54
-----------------------  -------------------
 Gerald E. Shanley III          None
   33 Whitehall St.,
       10th Flr.
     New York, NY
         10004
        Age: 60
-----------------------  -------------------

                               THE POTOMAC FUNDS
                             TRUSTEES AND OFFICERS
                                  (UNAUDITED)

                                                                          PRINCIPAL               NUMBER OF
                             POSITION(S)                              OCCUPATION DURING           PORTFOLIOS
NAME, ADDRESS AND AGE:    HELD WITH FUNDS:      TERM OF OFFICE:       PAST FIVE YEARS:      OVERSEEN BY TRUSTEE**:
------------------------------------------------------------------------------------------------------------------
       OFFICERS
   Daniel D. O'Neill       Chief Executive         One year         Managing Director of
   33 Whitehall St.,     Officer since 2003,                              Rafferty,
       10th Flr.           President since                            1999 -- present;
  New York, NY 10004            1999                                 Portfolio Manager,
        Age: 36                                                       Hermitage Capital
                                                                         Management,
                                                                        1998 -- 1999;
                                                                   Associate, Akin, Gump,
                                                                   Strauss, Hauer & Feld,
                                                                   LLP, 1995 -- 1998 (law
                                                                           firm).
------------------------------------------------------------------------------------------------------------------
   Timothy P. Hagen       Chief Compliance         One year           Vice President of
   33 Whitehall St.,      Officer and Chief                               Rafferty,
       10th Flr.          Financial Officer                           1997 -- present.
     New York, NY            since 2004
         10004
        Age: 60
------------------------------------------------------------------------------------------------------------------
   Philip A. Harding         Senior Vice           One year           Vice President of
   33 Whitehall St.,       President since                                Rafferty,
       10th Flr.                1999                                  1997 -- present.
  New York, NY 10004
        Age: 59
------------------------------------------------------------------------------------------------------------------
   Steven P. Sprague        Treasurer and          One year        Chief Financial Officer
   33 Whitehall St.,      Controller since                               of Rafferty
       10th Flr.                1999
  New York, NY 10004
        Age: 55
------------------------------------------------------------------------------------------------------------------
    Eric W. Falkeis        Secretary since         One year         Vice President, U.S.
   615 East Michigan            2004                               Bancorp Fund Services,
        Street                                                      LLC, 1997 -- present.
  Milwaukee, WI 53202
        Age: 30
------------------------------------------------------------------------------------------------------------------
   Angela M. Brickl      Assistant Secretary       One year              Compliance
   615 East Michigan         since 2004                              Administrator, U.S.
        Street                                                      Bancorp Fund Services
  Milwaukee, WI 53202                                               LLC, 2003 -- present,
        Age: 28                                                       Business Analyst,
                                                                   Strong Financial Corp.,
                                                                    2002 -- 2003, Senior
                                                                       Auditor, Arthur
                                                                    Andersen 1999 -- 2002
------------------------------------------------------------------------------------------------------------------

                                OTHER
                            TRUSTEESHIPS
NAME, ADDRESS AND AGE:     HELD BY TRUSTEE
-----------------------  -------------------
       OFFICERS
   Daniel D. O'Neill            None
   33 Whitehall St.,
       10th Flr.
  New York, NY 10004
        Age: 36
-----------------------  -------------------
   Timothy P. Hagen             None
   33 Whitehall St.,
       10th Flr.
     New York, NY
         10004
        Age: 60
-----------------------  -------------------
   Philip A. Harding            None
   33 Whitehall St.,
       10th Flr.
  New York, NY 10004
        Age: 59
-----------------------  -------------------
   Steven P. Sprague            None
   33 Whitehall St.,
       10th Flr.
  New York, NY 10004
        Age: 55
-----------------------  -------------------
    Eric W. Falkeis             None
   615 East Michigan
        Street
  Milwaukee, WI 53202
        Age: 30
-----------------------  -------------------
   Angela M. Brickl             None
   615 East Michigan
        Street
  Milwaukee, WI 53202
        Age: 28
-----------------------  -------------------

  * Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.

 ** The Potomac Funds currently offer for sale to the public 12 portfolios of the 26 currently registered with the SEC.

*** Mr. Boyle was an interested Trustee for the period May through September
    2004 due to his daughter being employed by Rafferty Capital Markets, LLC.

    The Trustees and Officers table is current as of October 1, 2004.

INVESTMENT ADVISOR
          Rafferty Asset Management, LLC
          33 Whitehall Street, 10th Floor
          New York, NY 10004

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDING SERVICING AGENT

          U.S. Bancorp Fund Services, LLC
          P.O. Box 1993
          Milwaukee, WI 53201-1993

CUSTODIAN

          U.S. Bank, N.A.
          425 Walnut Street
          Cincinnati, Ohio 45202

COUNSEL

          Kirkpatrick & Lockhart LLP
          1800 Massachusetts Avenue, N.W.
          Washington, D.C. 20036-1800

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP
          233 S. Wacker Dr.
          Chicago, IL 60606

DISTRIBUTOR

          Rafferty Capital Markets, LLC
          59 Hilton Avenue
          Garden City, NY 11530

The Fund's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Beginning with the Funds' first and third quarters ending after July 9, 2004, the Funds with the exception of the U.S. Government Money Market Fund, will file complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q will be available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                     ANNUAL
                                     REPORT
                                August 31, 2004


                   [THE POTOMAC FUNDS LOGO]
                        33 Whitehall Street, 10th Floor
                               New York, NY 10004

                                 (800) 851-0511

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

UNDERTAKE TO PROVIDE A COPY TO ANY PERSON WITHOUT CHARGE: The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-0511.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant were. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                              FYE  8/31/2004          FYE  8/31/2003
                              --------------          --------------
Audit Fees                    $121,500                103,500

Audit-Related Fees            0                       0

Tax Fees                      60,000                  35,000

All Other Fees                0                       0

The Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's Audit Committee pre-approved all fees described above which Ernst & Young billed to registrant, except for non-audit fees subject to the de minimus exception.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                      FYE  8/31/2004           FYE  8/31/2003

Registrant                                  None                     None

Registrant's Investment Adviser             None                     None

Registrant's Audit Committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise Ernst & Young's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.


Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted a nominating committee charter that includes procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. The registrant undertakes to provide a copy of the code of ethics without charge as disclosed in Item 2.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  The Potomac Funds
                       ------------------------------------------------

         By (Signature and Title) /s/ Daniel D. O'Neill
                                  -------------------------------------
                                  Daniel D. O'Neill, President

         Date 11/8/2004
             ----------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*/s/ Daniel D. O'Neill
                                  ----------------------------------------------
                                  Daniel D. O'Neill, President

         Date 11/8/2004
             -------------------------------------------------------------------

         By (Signature and Title)* /s/ Tim Hagan
                                  ----------------------------------------------
                                  Tim Hagan, Chief Financial Officer
         Date 11/9/2004
             -------------------------------------------------------------------
* Print the name and title of each signing officer under his or her signature.